Exhibit 10. LL

Confidential Treatment Requested - Confidential portions of this document have been redacted and have been separately filed with the Commission.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT		1. Contract ID Code	Page 1	of Pages 15
2. Amendment/Modification No. P00814	3. Effective Date 1/16/2011	4. Requisition/Purchase Req. No.	5. Project No. (if applicable) 15223
6. Issued By Code MDA906 DEPARTMENT OF DEFENSE TRICARE MANAGEMENT ACTIVITY/CM 16401 E. CENTRETECH PARKWAY AURORA, CO 80011-9066		7. Administered By (if other than Item 6) Code DEPARTMENT OF DEFENSE TRICARE MANAGEMENT ACTIVITY/CM 16401 E. CENTRETECH PARKWAY AURORA, CO 80011-9066
8. Name and Address of Contractor (No., Street, County, and Zip Code) HUMANA MILITARY HEALTHCARE SERVICES, INC. Attn: DAVID J. BAKER 500 W. MAIN STREET P.O. BOX 740062 LOUISVILLE KY 40202		(x)	9A. Amendment of Solicitation No.
9B. Date (See Item 11)
		X	10A. Modification of Contract/Order No. MDA906-03-C-0010
10B. Date (See Item 13) 08/27/3002
Code 805349198	Facility Code
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
[ ] The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers [ ] is extended [ ] is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDG-MENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
12. Accounting and Appropriation Data (if required) See Schedule
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
A. This change order is issued pursuant to: (Specify authority) The changes set forth in item 14 are made in the Contract Order No. in item 10A.
B. The above numbered Contract/Order is modified to reflect the administrative changes (such as changes in paying office, appropriation date, etc) Set forth item 14, pursuant to the authority of FAR 43.103(b)
X	C. This supplemental agreement is entered into pursuant to authority of: 10 U.S.C. 2304(c)(1) and DFARS 271.7404-1(a)
D. Other (Specify type of modification and authority)
E. IMPORTANT: Contractor [ ] is not, [ X ] is required to sign this document and return 1 copies to the issuing office.

14. Description of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

A. The purpose of this supplemental agreement is to execute an Undefinitzed Contract Action (UCA) to add one unexercised 12 month Option Period (OP), hereto referred to as OP IX, to the TRICARE South Region Managed Care Support Contract. The performance period of OP IX shall be April 1, 2011 through March 31, 2012. The estimated quantities and dollar amounts are shown beginning at Page 2 of this modification. Underwritten Target Health Care Cost and Underwritten Health Care Target Fee CLIN 0908 will be negotiated separately in accordance with contract Section H.1.

Continued...

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. Name and Title of Signer (Type or Print) DAVID J. BAKER PRESIDENT & CEO, HUMANA MILITARY		16A. Name and title of Contracting Officer (Type or Print) CHARLES R. BROWN
15B. Contractor/Offeror /s/David J. Baker (Signature of person authorized to sign)	15C. Date Signed 01-6-11	16B. United States of America /s/ Charles R. Brown (Signature of Contracting Officer)		16C. Date Signed 1/6/2011
NSN 7540-01-152-8070 PREVIOUS EDITIONS UNUSABLE			STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED MDA906-03-C-0010/P00814	Page 2	Of 15

NAME OF OFFEROR OR CONTRACTOR HUMANA MILITARY HEALTHCARE SERVICES, INC.
Item No. (A)	Supplies/Services (B)	Quantity (C)	Unit (D)	UNIT PRICE (E)	AMOUNT (F)
Add Item 0901 as follows:

0901	Claims Processing (See CLINS 0913 and 0914)

Add Item 0902 as follows:

0902	Per Member Per Month

Add Item 0902AA as follows:

0902AA	MHS Eligible Per Member Per Month (First 6 Months) (NTE) Incrementally Funded Amount: $0.00	****		****	****

Accounting Info: $USD 0.00 Funded: $0.00

Add Item 0902AB as follows:

0902AB	MHS Eligible Per Member Per Month (Second 6 months) (NTE) Incrementally Funded Amount: $0.00	****		****	****

Accounting Info: $USD 0.00 Funded: $0.00

Add Item 0902AC as follows:

0902AC	TRS Enrolled Per Member Per Month (First 6 months) (NTE) Incrementally Funded Amount: $0.00	****		****	****

Accounting Info: $USD 0.00 Funded: $0.00

Add Item 0902AD as follows:

0902AD	TRS Enrolled Per Member Per Month (Second 6 months) Continued…	****		****	****

OPTIONAL FORM 336 (4-86)

Sponsored by GSA

FAR (48 CFR) 53.110 NSN 7540-01-152-80667

****	Includes Confidential Information omitted and filed separately with the Commission.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED MDA906-03-C-0010/P00814	Page 3	Of 15

NAME OF OFFEROR OR CONTRACTOR HUMANA MILITARY HEALTHCARE SERVICES, INC.
Item No. (A)	Supplies/Services (B)	Quantity (C)	Unit (D)	UNIT PRICE (E)	AMOUNT (F)
	(NTE) Incrementally Funded Amount: $0.00

	Accounting Info: $USD 0.00 Funded: $0.00

	Add Item 0903 as follows:

0903	Disease Management

	Add Item 0903AA as follows:

0903AA	Disease Management FY11 (NTE) Incrementally Funded Amount: $0.00	1	LT	****	****

	Accounting Info: $USD 0.00 Funded: $0.00

	Add Item 0903AB as follows:

0903AB	Disease Management FY12 (NTE) Incrementally Funded Amount: $0.00	1	LT	****	****

	Accounting Info: $USD 0.00 Funded: $0.00

	Add Item 0903AC as follows:

0903AC	Disease Management 4% Fixed Fee FY11 (NTE) Incrementally Funded Amount: $0.00	6	MO	****	****

	Accounting Info: $USD 0.00 Funded: $0.00

	Add Item 0902AD as follows:

0903AD	Disease Management Continued…	6	MO	****	****

OPTIONAL FORM 336 (4-86)

Sponsored by GSA

FAR (48 CFR) 53.110 NSN 7540-01-152-80667

****	Includes Confidential Information omitted and filed separately with the Commission.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED MDA906-03-C-0010/P00814	Page 4	Of 15

NAME OF OFFEROR OR CONTRACTOR HUMANA MILITARY HEALTHCARE SERVICES, INC.
Item No. (A)	Supplies/Services (B)	Quantity (C)	Unit (D)	UNIT PRICE (E)	AMOUNT (F)
	4% Fixed Fee FY12 (NTE) Incrementally Funded Amount: $0.00

	Accounting Info: $USD 0.00 Funded: $0.00

	Add Item 0904 as follows:

0904	Customer Satisfaction Award Fee Pool

	Add Item 0904AA as follows:

0904AA	First Quarter (NTE) Incrementally Funded Amount: $0.00	1	EA	****	****

	Accounting Info: $USD 0.00 Funded: $0.00

	Add Item 0904AB as follows:

0904AB	Second Quarter (NTE) Incrementally Funded Amount: $0.00	1	EA	****	****

	Accounting Info: $USD 0.00 Funded: $0.00

	Add Item 0904AC as follows:

0904AC	Third Quarter (NTE) Incrementally Funded Amount: $0.00	1	EA	****	****

	Accounting Info: $USD 0.00 Funded: $0.00

	Add Item 0904AD as follows:

0904AD	Fourth Quarter (NTE) Incrementally Funded Amount: $0.00	1	LT	****	****

	Continued…

OPTIONAL FORM 336 (4-86)

Sponsored by GSA

FAR (48 CFR) 53.110 NSN 7540-01-152-80667

****	Includes Confidential Information omitted and filed separately with the Commission.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED MDA906-03-C-0010/P00814	Page 5	Of 15

NAME OF OFFEROR OR CONTRACTOR HUMANA MILITARY HEALTHCARE SERVICES, INC.
Item No. (A)	Supplies/Services (B)	Quantity (C)	Unit (D)	UNIT PRICE (E)	AMOUNT (F)
	Accounting Info: $USD 0.00 Funded: $0.00

	Add Item 0906 as follows:

0906	Transition Out (NTE) Incrementally Funded Amount: $0.00	1	LT	****	****

	Accounting Info: $USD 0.00 Funded: $0.00

	Add Item 0907 as follows:

0907	TRICARE Service Centers FY11 (NTE) Incrementally Funded Amount: $0.00	6	MO	****	****

	Accounting Info: $USD 0.00 Funded: $0.00

	Add Item 0907AB as follows:

0907AB	TRICARE Service Centers FY12 (NTE) Incrementally Funded Amount: $0.00	6	MO	****	****

	Accounting Info: $USD 0.00 Funded: $0.00

	Add Item 0908 as follows:

0908	Underwritten Health Care Cost

	Add Item 0908AE as follows:

0908AE	Underwriting Target Fee	1	LT	****	****

	Continued…

OPTIONAL FORM 336 (4-86)

Sponsored by GSA

FAR (48 CFR) 53.110 NSN 7540-01-152-80667

****	Includes Confidential Information omitted and filed separately with the Commission.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED MDA906-03-C-0010/P00814	Page 6	Of 15

NAME OF OFFEROR OR CONTRACTOR HUMANA MILITARY HEALTHCARE SERVICES, INC.
Item No. (A)	Supplies/Services (B)	Quantity (C)	Unit (D)	UNIT PRICE (E)	AMOUNT (F)
	April 1, 2011 through September 30, 2011 (NTE) Obligated Amount: $0.00

	Accounting Info: $USD 0.00 Funded: $0.00

	Add Item 0908AF as follows:

0908AF	Underwritten Health Care Target Cost April 1, 2011 through September 30, 2011 (NTE) Incrementally Funded Amount: $0.00	1	LT	****	****

	Accounting Info: $USD 0.00 Funded: $0.00

	Add Item 0908AG as follows:

0908AG	Underwriting Target Fee October 1, 2011 through March 31, 2012 (NTE) Incrementally Funded Amount: $0.00	1	LT	****	****

	Accounting Info: $USD 0.00 Funded: $0.00

	Add Item 0908AH as follows:

0908AH	Underwritten Health Care Target Cost October 1, 2010 through March 31, 2012 (NTE) Incrementally Funded Amount: $0.00	1	LT	****	****

	Accounting Info: $USD 0.00 Funded: $0.00

	Add Item 0913 as follows:

0913	Electronic Claims (estimated quantity) Continued…

OPTIONAL FORM 336 (4-86)

Sponsored by GSA

FAR (48 CFR) 53.110 NSN 7540-01-152-80667

****	Includes Confidential Information omitted and filed separately with the Commission.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED MDA906-03-C-0010/P00814	Page 7	Of 15

NAME OF OFFEROR OR CONTRACTOR HUMANA MILITARY HEALTHCARE SERVICES, INC.
Item No. (A)	Supplies/Services (B)	Quantity (C)	Unit (D)	UNIT PRICE (E)	AMOUNT (F)
Add Item 0913AA as follows:

0913AA	Electronic Claims FY11 (NTE) Incrementally Funded Amount: $0.00	****	EA	****	****

Accounting Info: $USD 0.00 Funded: $0.00

Add Item 0913AB as follows:

0913AB	Electronic Claims FY12 (NTE) Incrementally Funded Amount: $0.00	****	EA	****	****

Accounting Info: $USD 0.00 Funded: $0.00

Add Item 0914 as follows:

0914	Paper Claims (estimated quantity)

Add Item 0914AA as follows:

0914AA	Paper Claims FY11 (NTE) Incrementally Funded Amount: $0.00 (estimated quantity)	****	EA	****	****

Accounting Info: $USD 0.00 Funded: $0.00

Add Item 0914AB as follows:

0914AB	Paper Claims FY12 (NTE) Incrementally Funded Amount: $0.00	****	EA	****	****

Accounting Info: $USD 0.00 Funded: $0.00

OPTIONAL FORM 336 (4-86)

Sponsored by GSA

FAR (48 CFR) 53.110 NSN 7540-01-152-80667

****	Includes Confidential Information omitted and filed separately with the Commission.

B. The contractor will be reimbursed at the rates set forth in Contract Section B of this modification until definitization of this UCA.

Contract Section B. is hereby modified to add the following line items. All amounts are Not to Exceed (NTE):

SLIN	Description	Quantity	Unit	Unit Price	Amount (NTE)
0901	Claims Processing
0913	Electronic Claims (estimated quantity)
0913AA	Electronic Claims FY11	****	EA	****	****
0913AB	Electronic Claims FY12 ****	****	EA	****	****
0914	Paper Claims (estimated quantity)
0914AA	Paper Claims FY11	****	EA	****	****
0904AB	Paper Claims FY12	****	EA	****	****
0902	Per Member Per Month
0902AA	MHS Eligible Per Member Per Month (First 6 Months)	****	MM	****	****
0902AB	MHS Eligible Per Member Per Month (Second 6 Months)	****	MM	****	****
0902AC	TRS Enrolled Per Member Per Month (First 6 Months)	****	MM	****	****
0902AD	TRS Enrolled Per Member Per Month (Second 6 Months)	****	MM	****	****
0903	Disease Management
0903AA	Disease Management FY11	1	LT	****	****
0903AB	Disease Management FY12	1	LT	****	****
0903AC	Disease Management 4% Fixed Fee FY11	6	MO	****	****
0903AD	Disease Management 4% Fixed Fee FY12	6	MO	****	****
0904	Customer Satisfaction Award Fee Pool
0904AA	First Quarter	1	EA	****	****
0904AB	Second Quarter	1	EA	****	****
0904AC	Third Quarter	1	EA	****	****
0904AD	Fourth Quarter	1	EA	****	****
0906	Transition Out	1	LT	****	****

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0907	TRICARE Service Centers
0907AA	TRICARE Service Centers FY11	6	MO	****	****
0907AB	TRICARE Service Centers FY12	6	MO	****	****
0908	Underwritten Health Care Cost
0908AE	Underwriting Target Fee April 1, 2011 through September 30, 2011				TBD
0908AF	Underwriting Health Care Target Cost April 1, 2011 through September 30, 2011				TBD
0908AG	Underwriting Target Fee October 1, 2011 through March 31, 2012				TBD
0908AH	Underwritten Health Care Target Cost October 1, 2011 through March 31, 2012				TBD

C. The updates to Contract Sections and applicable FAR Clauses for OP IX are as follows:

(1) At Contract Section C-7.1.1 0., add Option Period IX ****. The section is hereby revised to read as follows:

C-7.1.10. (a) As a condition of participation in the contractor’s network, providers shall submit all claims electronically. The contractor shall ensure that 71 % of all claims submitted by network providers are submitted electronically for Option Period II. The required percentage of network claims which must be submitted electronically for the following years is as follows:

Option Period III ****

Option Period IV ****

Option Period V ****

Option Period VI ****

Option Period VII ****

Option Period VIII ****

Option Period IX ****

(2) At Contract Section C-7.3.2., add Option Period VI through IX. The section is hereby revised to read as follows:

C-7.3.2. Ninety-six percent of referrals of MHS beneficiaries, residing in TRICARE Prime service areas who seek care through the contractor, shall be referred to the MTF or a civilian network provider. This percentage shall include services rendered in network institutions by hospital-based providers even though no formal referral was made to that individual. The contractor will increase the percentage of referrals of MHS beneficiaries residing in TRlCARE Prime service areas who seek care through the contractor, to the MTF, or a civilian network provider from 96% by 0.25% per year through Option Period V. The percent of referrals will be held at the Option Period V rate of 97.00% for Option Period VI through IX. The Administrative Contracting Officer may grant an exception to this requirement based upon a fully justified

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written request from the contractor demonstrating that it is in the best interest of the Government to grant the exception.

(3) At Contract Section C-7.35., update web address. The section is hereby revised to read as follows:

C-7.35. The contractor shall provide information management and information technology support as needed to accomplish the stated functional and operational requirement of the TRICARE program and in accordance with the TRICARE Systems Manual and the MHS Enterprise Architecture (See http://www.tricare.mil/architecture)

(4) At Contract Section F.3. Period of Performance, add Option Period IX April 1, 2011-31 March 2012. The section is hereby revised to read as follows:

F.3. Period of Performance

a. Base Period (Transition costs only): 1 September 2003 - 31 October 2004

Option Period I (All costs other than transition costs): I April 2004 - 31 March 2005

If exercised, Options II through the end of the contract:

Option Period II: I April 2005 - 31 March 2006

Option Period III: 1 April 2006 - 31 March 2007

Option Period IV: 1 April 2007 - 31 March 2008

Option Period V: 1 April 2008 - 31 March 2009

Option Period VI 1 April 2009 - 31 March 2010

Option Period VII 1 April 2010 - 30 Sept. 2010

Option Period VIII I October 2010 - 31 March 2011

Option Period IX 1 April 2011 - 31 March 2012

(5) At Contract Section F.5.(b)(20) Contingency Program, add option periods II through IX and exclude option period VIII. The section is hereby revised to read as follows:

F.5.(b) (20) Contingency Program

Quantity: 1

Time of Delivery: For 85% of the MTFs-within 3 months following the start of option period I; 100% within 6 months following the start of option periods II through IX. Option Period VIII is excluded.

(6) At Contract Section G.3.(d) Disease Management, add 0903AA and 0903AB The section is hereby revised to read as follows:

G.3.a(3)(4)(d) Disease Management - Cost Reimbursement SLINs 0105AA, 0203AA, 0303AA, 0403AA, 0503AA, 0603AA, 0703AA, 0803AA, 0903AA, and 0903AB. Invoices shall separately identify costs associated with C-7.7. 1. 1. from those associated with C-7.7.1.2. Unless otherwise directed by the Contracting Officer, interim invoices should be submitted monthly to Defense Contract Audit Agency (DCAA) for approval with copies provided to RM and the CO. Final voucher will be submitted to the CO with a copy provided to RM and the COR.

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(7) At Contract Section G-5. MILITARY HEALTH SYSTEM (MHS) ELIGIBLE BENEFICIARIES, add the Government will unilaterally determine the number of HMS eligible beneficiaries two times each option period, except option periods VII and VIII. The section is hereby revised to read as follows:

G-5. MILITARY HEALTH SYSTEM (MHS) ELIGIBLE BENEFICIARIES

The Government will unilaterally determine the number of MHS eligible beneficiaries two times each option period, except for option periods VII and VIII, under the Per Member per Month contract line item numbers, once for the first six month period and once for the seventh through twelfth month. The Government will also make the same unilateral determination once for each option period VII and VIII.

This will be done using an average of six of the seven previous months of eligible beneficiaries as reported by the MHS Data Repository in their monthly “Point-In-Time Extract” as adjusted by TMA (see Attachment 4). Using the number of MHS eligible beneficiaries, the Government will issue a delivery order for a six month period.

(8) At Contract Section G-6. MILITARY HEALTH SYSTEM (MHS) TRICARE RESERVE SELECT ENROLLED BENEFICIARIES, add “The Government will unilaterally determine the number of TRICARE Reserve Select enrolled beneficiaries two times each option period, except option periods VII and VII!.” The section is hereby revised to read as follows:

G-6. MILITARY HEALTH SYSTEM (MHS) TRICARE RESERVE SELECT ENROLLED BENEFICIARIES

The Government will unilaterally determine the number of TRICARE Reserve Select enrolled beneficiaries two times each option period, except for option periods VII and VIII, under the TRS Per Member per Month contract line item numbers, once for the first six month period and once for the seventh through twelfth month. The Government will also make the same unilateral determination once for each option period VII and VIII. This will be done using an average of six of the seven previous months of eligible beneficiaries as reported by the MHS Data Repository in their monthly “Point-In-Time Extract” as adjusted by TMA (see Attachment 4). Using the number of TRICARE Reserve Select enrolled beneficiaries, the Government will issue a delivery order for a six month period.

(9) At Contract Section H.I.(b)(2)(b), add option period IX. The section is hereby revised to read as follows:

H.l.(b)(2)(b) For option period II and subsequent periods, the Government and the contractor will negotiate the target cost before the start of each option period for the sub-line item numbers for underwritten healthcare and incorporate them in Section B of the contract. The target cost will be depicted at the informational sub-line items in each option period. The negotiation process shall begin with the submission of a proposal by the contractor not later than the first day of the seventh month of option periods I through VI and IX, with VII and VIII combined into one negotiation period. Once the target cost for the next year is established, the only adjustments that would be made for that year would be for negotiated healthcare changes, definitized healthcare change orders, other equitable adjustment healthcare change orders issued after the completion of the negotiations that affect the year just negotiated. If an agreement cannot be reached on the target cost by 30 days before the start of the next option period, the option will be exercised using the prior option period’s target cost as specified in Section B as the estimated target cost in Section B. A target-setting formula will be used to determine the target

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cost. This formula will set the target for the option period retroactively 12 to 18 months after that option period is completed.

The contractor will continue to receive payments for underwritten health care costs as addressed in Section G, “Payments”, and a portion of fee as addressed in Section H-2, “Partial Payment of Underwriting Fee during Performance”.

(10) At Contract Section H.l.(b)(3) Target Underwriting Fee, in paragraph 2, add option IX **** target fee amount of $****. The section is hereby revised to read as follows:

H.I.b.(3) Target Underwriting Fee The term, “target underwriting fee” is equivalent to target fee. The target underwriting fee for all option periods is established at contract award using the contractor’s proposed dollar amount for the initial contract award as set forth in Section B. When the parties negotiate the target cost for option period II and/or subsequent periods, the parties will apply the fee percentage proposed at contract award (for the relevant time period) to the negotiated target cost to determine the actual target fee. In the event the parties are unable to negotiate the target cost for option period II and/or subsequent periods, the target underwriting fee will be the dollar amount established at contract award. For option period VI through VIII, the fall-back process is retained, but the dollar amount for use in the “fall-back” formula established at contract award is determined as follows:

“For option VI, the fixed target fee to be used in the fall-back formula would be set at the level of the option V negotiated target fee (as modified by any subsequent change-orders not already considered in the negotiated amount) accelerated to option VI at the same annual rate as proposed by HMHS for the acceleration of its fixed-fee amounts from option II through option V (****). For option VII, which is a six-month option period, the fixed fee amount would be set at half of the option VI fixed fee, accelerated at the same annual rate for a period of9 months (from the mid-point of option VI, to the mid-point of option VII) ,resulting in a multiplicative factor of **** from option VI to option VII. For option VIII, which is also a six-month option period, the option VII fixed fee would be accelerated at the same annual rate for an additional six months (from the mid-point of option VII to the mid-point of option VIII), resulting in a multiplicative factor of **** from option VII to VIII. The multiplicative factors will be rounded to four decimal places. Based on this procedure and the current negotiated target fee for option V ($****), the following fixed-fee amounts would apply for option VI - $****, option VII - $****, option VIII - $****. For option IX the fixed target fee to be used in the fall back formula will be set at the level of the total option V11 and VIII target fee amount of $****as of P008 10 accelerated to option IX at an annual rate of **** for a total target fee amount of$****. The target underwriting fee is then only adjusted by negotiated healthcare changes, definitized healthcare change orders, or other equitable adjustments. The parties agree to utilize the same fee percentage proposed for the initial award in these negotiated adjustments.

(11) At Contract Section H.1.b(5)(c), add option periods III through the end of the contract. The section is hereby revised to read as follows:

H. I.b(5)(c)Mathematically, this formula may be expressed as:

Target Fee + .20(Target Cost - Actual Cost)

The final determination of fee will occur approximately 12 to 18 months after the end of the option period to which it applies. This final determination will be based on underwritten TEDs accepted by TMA through the ninth month (Option Periods I and II) and through the sixth month

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(Option Periods III through the end of the contract), after the end of the option period. However, prior to the fee determination, the Government will determine an interim fee approximately three months after the end of the option period to which it applies based on the available TED data and the Government’s estimate to completion. Partial and final payment of the fee will be conducted in accordance with H-2 and H-3.

(12) At Contract Section H.8.(c) Performance Guarantee Amounts, add Option Period IX $****. The section is hereby revised to read as follows:

H.8.(c) Performance Guarantee Amounts:

Option Period I $ ****

Option Period 11 $****

Option Period III $****

Option Period IV $****

Option Period V $****

Option Period VI $****

Option Period VII $****

Option Period VIII $****

Option Period IX $****

(13) At Contract Section H.9. Award Fee, the award fee pool is prorated into two quarters in option period I, VII and VIII and into four equal amounts for the remaining option years. The section is hereby revised to read as follows:

H.9. Award Fee

The award fee will be administered quarterly following the completion of each contract quarter in accordance with the award fee plan. The award fee pool is prorated into two quarters in option period I, VII and VIII and into four equal amounts for the remaining option years, as shown in Section B. Awarded portions are disbursed quarterly in accordance with the award fee plan. Unawarded portions of the award fee pool are not available for any subsequent period. The results of the Government administered surveys will be considered in determining the award fee and that any contractor administered survey results are specifically excluded from consideration.

(14) At Contract Section H.II.b(l )(b), add option period IX to the first paragraph. The section is hereby revised to read as follows: The section is hereby revised to read as follows:

H.ll.b(l )(b) Sampling Methodology and Application of Results for Option Periods II through end of the Contract, For Option Periods II through the end of the contract, the same sampling methodology used will be as described in Section H.ll.b.(I) (a) above for Option Period 1. For Option Period II, samples will be drawn from underwritten TED records which are fully or provisionally accepted, with end dates of service in the option period through the ninth month. For Option Periods III through VI and IX, samples will be drawn from underwritten TED records which are fully or provisionally accepted, with end dates of service in the respective option period, through the sixth month after the end of the option period. For Option Periods VII and VIII, a single audit will be performed. If only Option Period VII is exercised, an audit sample will be drawn from underwritten TED records with end dates of service in Option Period Vll. Should the Government exercise Option period VIII, an audit sample will be drawn from underwritten TED records with end dates of service in both Option Periods Vll and VIII. Sample for Option Periods VII and VIII will be drawn from underwritten TED records which are fully or provisionally

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accepted into the TMA database through the sixth month after the end of the last exercised Option Period. For Option Periods III through the end of the contract, the Government will draw the sample no later than seven (7) months after the end of the respective option period. The Government reserves its rights to perform specific and/or more frequent audits than annual. Records to be sampled will be “net” records (i.e. the sum of the option period transaction records available through the sixth month after the end of the option period). The total overpayment recovery amount for each option period will be determined based on the lower bound of a one-sided ninety-percent (90%) confidence interval. The Government shall provide, at the same time the sample is requested, a complete listing of all TED records that encompass the audit universe for each respective Option Period. The contractor must identifY all TED records that it believes should be excluded from the audit universe which includes non-underwritten claims and claims that were not within the dates of service range for the respective Option Period and provide documentation justifying their exclusion not later than thirty (30) days after receipt of the listing. Claims identified as nonunderwritten will be removed by the Government from the sample and the universe, and will not be replaced.

(15) At Contract Section H.II.b.(3)(c)(3), add Option periods II through the end of the contract. The section is hereby revised to read as follows:

H.ll.b.(3)(c)(3) The contractor will be able to use this process for four full calendar quarters following the sample claim pull for Option Periods II through the end of the contract. For Option Period I, the contractor will be able to use this process for six full calendar quarters following the sample pull. After that date, recoupments that may be eligible for reimbursement to the contractor will be addressed through a formal Request for Equitable Adjustment. For example: If the audit sample is drawn on October 3l’\ then the procedure outlined above can be used by the contractor through the full calendar quarter ending December 31 st of the following year with the final list of recoupments provided to the Government no later than the last day of the following month when the quarterly report is due.

(16) At Contract Section I Contract Clause 1. 10652.216-18 ORDERING (OCT 1995), paragraph (a), add 31 March 2012. The section is hereby revised to read as follows:

(a) Any supplies and services to be furnished under this contract shall be ordered by issuance of delivery orders or task orders by the individuals or activities designated in the Schedule. Such orders may be issued from 1 April 2011 through 31 March 2012.

(17) At Contract Section I Contract Clause 1. 108 52.216-21 REQUIREMENTS (OCT 1995), paragraph (f), add 31 March 2012. The section is hereby revised to read as follows:

(f) Any order issued during the effective period of this contract and not completed within that period shall be completed by the Contractor within the time specified in the order. The contract shall govern the Contractor’s and Government’s rights and obligations with respect to that order to the same extent as if the order were completed during the contract’s effective period; provided, that the Contractor shall not be required to make any deliveries under this contract after 31 March 2012.

(18) At Contract Section I Contract Clauses 1. III 52.217-9 OPTION TO EXTEND THE TERM OF THE CONTRACT (MAR 2000) paragraph, add shall not exceed 8 years and 10 months. The section is hereby revised to read as follows:

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(c) The total duration of this contract, including the exercise of any options under this clause, shall not exceed 8 years and 10 months.

(19) At Contract Section I Contract Clauses 1.112. 52.232-19 AVAILABILITY OF FUNDS FOR THE NEXT FISCAL YEAR (APR 1984), add 2011. The section is hereby revised to read as follows:

Funds are not presently available for performance under this contract beyond 30 Sept 2004120051200612007/2008/2010/2011 as applicable to option periods. The Government’s obligation for performance of this contract beyond that date is contingent upon the availability of appropriated funds from which payment for contract purposes can be made. No legal liability on the part of the Government for any payment may arise for performance under this contract beyond 30 Sep 20041 20051 20061 20071 2008/2009/20 I0/20 II as applicable to option periods until funds are made available to the Contracting Officer for performance and until the Contractor receives notice of availability, to be confirmed in writing by the Contracting Officer.

D. The following clauses apply to this UCA.

1. 12052.216-24 Limitation of Government Liability.

(a) In the performance of Option Period IX, the Contractor is not authorized to make expenditures or incur obligations for Administrative CLINS (excluding Underwritten Health Care Target Costs and Underwritten Target Fee) exceeding $ ****.

(b)	The maximum amount for which the Government shall be liable if this Option Period IX is terminated is $****.

1. 121252.217-7027 CONTRACT DEFINITIZATION (OCT 1998)

a) A fixed price definitization supplemental agreement to Contract MDA906-03-C-001O for Administrative CLINS (excluding Underwritten Health Care Target Costs and Underwritten Target Fee) added by this UCA is contemplated. The Contractor agrees to begin promptly negotiating with the Contracting Officer the terms of a definitive contract action that will include (I) all clauses required by the Federal Acquisition Regulation (FAR) on the date of execution of the undefinitized contract action, (2) all clauses required by law on the date of execution of the definitive contract action, and (3) any other mutually agreeable clauses, terms, and conditions. The Contractor agrees to submit a fixed price proposal and cost or pricing data supporting its proposal.

(b)	The schedule for definitizing this contract action is as follows:

Submission of proposal Not Later Than November 19, 2010

Submission of subcontracting Plan Not Later Than November 19, 2010

Begin Negotiations Not Later Than March 21, 2011

Execute definitizing modification Not Later Than April 29, 2011

(c) If agreement on a definitive contract action to supersede this undefinitized contract action is not reached by the target date in paragraph (b) of this clause, or within any extension of it granted by the Contracting Officer, the Contracting Officer may, with the approval of the head of the contracting activity, determine a reasonable price or fee in accordance with Subpart 15.4 and Part 31 of the FAR, subject to Contractor appeal as provided in the Disputes clause. In any

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event, the Contractor shall proceed with completion of the contract, subject only to the Limitation of Government Liability clause.

(I) After the Contracting Officer’s determination of price or fee, the contract shall be governed by (i) All clauses required by the FAR on the date of execution of this undefinitized contract action for either fixed-price or cost-reimbursement contracts, as determined by the Contracting Officer under this paragraph (c); (ii) All clauses required by law as of the date of the Contracting Officer’s determination; and (iii) Any other clauses, terms, and conditions mutually agreed upon.

(2) To the extent consistent with paragraph (c)(l) of this clause, all clauses, terms, and conditions included in this undefinitized contract action shall continue in effect, except those that by their nature apply only to an undefinitized contract action.

(d) The definitive contract action resulting from this undefinitized contract action will include a negotiated fixed price in no event to exceed $****.

(End of clause)

E. As a result of this modification, revised Contract Sections C, F, H, and I, with changes indicated, are provided.

F. Except for the changes implemented by this modification, all other terms and conditions of this contract remain in full force and effect.

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C-1. General. Section C includes two categories of outcome based statements. The “Objectives” represent the outcomes for this contract. The objectives are supported by technical requirements. These requirements represent specific tasks, outcomes, and/or standards that, at a minimum, must be achieved. The purpose of this contract is to provide Managed Care Support (MCS) to the Department of Defense TRICARE program. The Managed Care Support contractor shall assist the Regional Director and Military Treatment Facility (MTF) Commander in operating an integrated health care delivery system combining resources of the military’s direct medical care system and the contractor’s managed care support to provide health, medical, and administrative support services to eligible beneficiaries.

C-2. Objectives.

C-2.1. Statement of Objectives. There are five objectives included in this contract. They are listed below.

Objective 1 – In partnership with the Military Health System (MHS), optimize the delivery of health care services in the direct care system (see the definition of Military Treatment Facility Optimization in the TRICARE Operations Manual, Appendix A) for all MHS beneficiaries (active duty personnel, Military Treatment Facility (MTF) enrollees, civilian network enrollees, and non-enrollees).

Objective 2 – Beneficiary satisfaction at the highest level possible throughout the period of performance, through the delivery of world-class health care as well as customer friendly program services. Beneficiary must be highly satisfied with each and every service provided by the contractor during each and every contact.

Objective 3 – Attain “best value health care” (See TRICARE Operations Manual, Appendix A) services in support of the MHS mission utilizing commercial practices when practical.

Objective 4 – Fully operational services and systems at the start of health care delivery. Minimal disruption to beneficiaries and MTFs.

Objective 5 – Ready access to contractor maintained data to support the Department of Defense’s (DoD) financial planning, health systems planning, medical resource management, clinical management, clinical research, and contract administration activities.

C-3. Documents

C-3.1. The following documents, including all changes thereto, are hereby incorporated by reference and made a part of the contract. These documents form an integral part of this contract. Documentation incorporated into this contract by reference has the same force and effect as if set forth in full text. The technical baseline for this award, as defined during the source selection process, is the version of each TRICARE manual in effect as of 27 November 2002.

Title 10, United States Code, Chapter 55

32 Code of Federal Regulations, Part 199

TRICARE Operations Manual (TOM) 6010.51-M, August 1, 2002 (through change 107)

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TRICARE Policy Manual (TPM) 6010.54-M, August 1, 2002 (through change 133)

TRICARE Reimbursement Manual (TRM) 6010.55-M, August 1, 2002 (through change 123)

TRICARE Systems Manual (TSM) 7950.1-M, August 1, 2002 (through change 86)

C-3.2. The contractor’s subcontracting plan is hereby incorporated and made a part of the contract.

C-4. Definitions. Definitions are included in Appendix A of the TRICARE Operations Manual.

C-5. Government-Furnished Property and Services. Government property furnished to the contractor for the performance of this contract includes the furnishing of telephone lines and computer drops in accordance with General Services Administration (GSA) direction. At certain MTFs, space and equipment may be provided for the TRICARE Service Center (TSC). This may include information management hardware and software to allow the contractor to access the Composite Health Care System (CHCS). Equipment at the TRICARE Service Centers is described in Attachment 8, List of Data Package Contents.

C-6. Contractor-Furnished Items. The contractor furnishes all necessary items not provided by the Government for the satisfactory performance of this contract.

C-7. Technical Requirements. The contractor must fulfill the technical requirements listed below in accomplishing the overall objectives of this contract.

C-7.1. The contractor shall provide a managed, stable, high-quality network, or networks, of individual and institutional health care providers which complements the clinical services provided to MHS beneficiaries in MTFs and promotes access, quality, beneficiary satisfaction, and “best value health care” for the Government. (See the TOM, Appendix A for the definition of best value health care.)

C-7.1.1. The contractor’s network shall be accredited by a nationally recognized accrediting organization no later than 18 months after the start of health care delivery in all geographic areas covered by this contract. When this contract and the accrediting body both have standards for the same activity, the higher standard shall apply.

C-7.1.2. MTFs will only refer their TRICARE Prime enrollees to a non-network civilian provider when it is clearly in the best interest of the Government and the beneficiary, either clinically or financially. Such cases are expected to be rare. Federal health care systems (for example Veterans Administration and Indian Health Service) are excluded from this Government policy.

C-7.1.3. Provider networks for the delivery of Prime and Extra services shall be established in 100% of the South region. TRICARE Prime areas are defined as a forty-mile radius around catchment areas, the designated military treatment facilities in Attachment 11, Base Realignment and Closure (BRAC) sites, and any additional Prime sites proposed by the contractor. The network must include providers that accept Medicare assignment in sufficient quantity and diversity to meet the access standards of 32 CFR 199.17 for the MHS Medicare population residing in the area.

C-7.1.4. The contractor shall inform the Government within 24 hours of any instances of network inadequacy relative to the Prime and/or Extra service areas and shall submit a corrective action

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plan with each notice of an instance of network inadequacy. (Network inadequacy is defined as any failure to meet the access standards.) The contractor shall respond to any inquiries from agents of the Government concerning network adequacy, including requests for information on provider turnover, from a Contracting Officer (Procuring Contracting Officer or Administrative Contracting Officer), Contracting Officer’s Representative (COR), Alternate Contracting Officer’s Representative (ACOR), or Regional Director. The response shall be accomplished within two business days from receipt of a request.

C-7.1.5. The contractor shall ensure that provider networks and services can be adjusted as necessary to compensate for changes in MTF capabilities and capacities. The contractor shall also ensure that all eligible beneficiaries who live in Prime service areas have the opportunity to enroll, add additional family members, or remain enrolled in the Prime program regardless of such changes. MTF capabilities and capacities may change frequently over the life of the contract without prior notice. The contractor shall adjust the capabilities and capacities of the network to compensate for such changes when and where they occur over the life of the contract, including short notice of unanticipated facility expansion, provider deployment, downsizing and/or closures.

C-7.1.6. The contractor shall inform potential network providers, through network provider agreements, that they agree to being reported to the Department of Veterans Affairs (DVA) as a TRICARE network provider. The contractor shall request potential non-institutional network providers to accept requests from the DVA to provide care to veterans. The agreement will give the DVA the right to directly contact the provider and request that he/she provide care to veteran (VA) patients on a case by case basis. The TRICARE network provider is never obligated to see the VA patient, but, if seen by the network provider, any documentation of the care rendered to the VA patient and reimbursement for the care is a matter between the referring VA Medical Center (VAMC) and the provider. The referral and instructions for seeking reimbursement from the VAMC will be provided by the patient at the time of the appointment. Those providers who express a willingness to receive DVA queries as to availability shall be indicated in a readily discernable manner on all public network provider listings. (Note: Nothing prevents the VA and the provider from establishing a direct contract relationship if the parties so desire. When a direct contract is in place, the contractor may deviate from this section.)

C-7.1.6.1. The contractor shall inform potential network providers, through network provider agreements, that they agree to being reported to Civilian Health and Medical Program of the Veteran’s Administration (CHAMPVA) as a TRICARE network provider. The contractor shall request potential network providers (individual, home health care, free-standing laboratories, and radiology only) that they accept assignment for CHAMPVA beneficiaries.

The contractor shall ask all providers proposed for the network to accept assignment (see the CHAMPVA beneficiary locations in the data package, Attachment 8). The contractor shall not make this request a condition of participating in the TRICARE Network but an option. Providers need see only CHAMPVA beneficiaries when their practice availability allows and shall not give preferential appointment scheduling to CHAMPVA over TRICARE appointments. Network providers are not required to meet access standards for CHAMPVA beneficiaries, but are encouraged to do so. The contractor shall also provide to the provider the CHAMPVA-furnished claims processing instructions (Attachment 1) on submitting CHAMPVA claims to the VA Health Administration Center (P.O. Box 65024, Denver, CO 80206-9024) for payment. Providers at their discretion may offer the negotiated TRICARE discount directly to CHAMPVA. For all

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published network provider listing, the contractor shall indicate in a readily discernable manner which providers accept CHAMPVA assignment on claims.

C-7.1.7. The contractor shall ensure that the standards for access, in terms of beneficiary travel time, appointment wait time, and office wait time for various categories of services contained in 32 CFR 199.17(p)(5) are met for beneficiaries residing in a TRICARE Prime service area. These standards shall be met in a manner which achieves beneficiary satisfaction with access to network providers and services as set forth in the contract.

C-7.1.8. The contractor shall maintain an accurate, up-to-date list of network providers including their specialty, gender, work address, work fax number, and work telephone number for each service area, whether or not they are accepting new beneficiaries, and the provider’s status as a member of the Reserve Component or National Guard. The contractor shall provide easy access to this list, to include making it available upon request, for all beneficiaries, providers, and Government representatives. The contractor shall, at a minimum, maintain this list in a mutally agreeable format for which the contractor agrees not to claim any proprietary interest. For the purposes of this requirement, “up-to-date” means an electronic, paper, telephone or combination of these approaches that accurately reflects the name, specialty, gender, work address, and work telephone number of each network provider and whether or not the provider is accepting new patients. The information contained on all electronic lists shall be current within the last 30 calendar days.

C-7.1.9. The network, or networks, shall complement services provided by MTFs in the region. They shall be sufficient in number, mix, and geographic distribution of fully qualified providers to provide the full scope of benefits for which all Prime enrollees are eligible under this contract, as described in 32 CFR 199.4, 199.5, and 199.17. The contractor’s provider networks shall also support the requirements of special programs described in the TRICARE Operations Manual and TRICARE Policy Manual.

C-7.1.10. (a) As a condition of participation in the contractor’s network, providers shall submit all claims electronically. The contractor shall ensure that **** of all claims submitted by network providers are submitted electronically for Option Period II. The required percentage of network claims which must be submitted electronically for the following years is as follows:

Option Period III ****

Option Period IV ****

Option Period V ****

Option Period VI ****

Option Period VII ****

Option Period VIII ****

Option Period IX ****

When electronic claims fall below the required percentage for any Option Period, the Government shall recover the overpayments on an annual basis. Overpayment will be calculated based on the difference between paper claim rate and electronic claim rate specified in Section B of the contract for the number of claims falling below the required percentage. The Contracting Officer wil1 issue a demand letter for the recovery of overpayment.

(b) Contractor shall maintain the provider network size of **** physicians and behavioral health professionals as measured on a monthly basis by the HMHS report ZUPRV400R entitled “South Region Network Adequacy Report by Prime Service Area Grand Summary Report” in the

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categories of primary care, medical specialists, surgical specialists, and behavioral health specialists.

C-7.1.11. All acute-care medical/surgical hospitals in the contractor’s provider networks are encouraged to become members of the National Disaster Medical System (NDMS).

C-7.1.12. The contractor shall ensure that all network providers and their support staffs gain a sufficient understanding of applicable TRICARE program requirements, policies, and procedures to allow them to carry out the requirements of this contract in an efficient and effective manner which promotes beneficiary satisfaction. This requirement pertains to all network providers and their staff and to TRICARE-authorized providers in the region. The contractor shall use the education material provided by the Government.

C-7.1.13. When provided by DVA, the contractor shall make available marketing and educational information on the VA and CHAMPVA at any provider briefings. [The contractor shall furnish the VA Health Administration Center (P.O. Box 65024, Denver, CO 80206-9024) its central address for delivery of these materials.] The contractor is not required to, but may, brief these materials.

C-7.1.14. All network and non-network providers who provide services and receive reimbursement under this contract shall be TRICARE-authorized providers in accordance with the criteria set forth in 32 CFR 199.6. The contractor shall verify all providers’ authorized status through the TRICARE Management Activity centralized TRICARE Encounter Provider Record (TEPRV) or, if not listed, shall obtain and maintain documentary evidence that the provider meets the criteria set forth in 32 CFR 199.6, the TRICARE Policy Manual, and TRICARE Reimbursement Manual.

C-7.1.15. The contractor shall ensure that no network provider requires payment from a beneficiary for any excluded or excludable service that the beneficiary received from a network provider (i.e. the beneficiary shall be held harmless) unless the beneficiary has been properly informed that the services are excludable and has agreed in advance of receiving the services, in writing, to pay for such services. An agreement to pay must be evidenced by written records. A beneficiary who is informed that care is potentially excludable and proceeds with receiving the potentially excludable service shall not, by receiving such care, constitute an agreement to pay. General agreements to pay, such as those Signed by the beneficiary at the time of admission, is not evidence that the beneficiary knew specific services were excluded or excludable.

C-7.2 Clearly Legible Reports Standard:

a. The contractor shall ensure 98 percent of all contractor approved MTF provider referrals for network specialty care that are designated as evaluate only (“eval only”) by the MTF provider and not part of the exclusion criteria as defined in C-7.2.2, will result in a clearly legible consultation report being provided to the referring MTF within 10 working days from the last date service was rendered in the referred care process. The remaining 2 percent of the eval only referrals shall be provided within 30 calendar days from the last date service was rendered in the referred care process, 100 percent of the time.

b. The contractor shall ensure 100 percent of all contractor approved MTF provider referrals for network specialty care that are processed as evaluate & treat and not part of the exclusion criteria as defined in C-7.2.2 will result in a clearly legible consultation report to the referring

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MTF provider within 30 calendar days from date the initial visit was rendered in the referred care process.

c. When a consult report is not received within the 10 working day standard for “eval only” and 30 calendar day standard for the “eval and treat”, the MTF can request, via a web tool, an “expedited chase” for clinically significant consult reports (based on CORE MOU processes). The contractor shall provide all necessary services to obtain these consult reports within 3 working days from the next working day after the request was registered on the web.

d. In urgent/emergent situations, a preliminary report of a specialty consultation shall be conveyed to the beneficiary’s initiating provider within 24 hours (unless best medical practices dictate less time is required for a preliminary report) by telephone, fax or other means with a formal written report provided within the standards described under a and b above.

e. The contractor will provide all necessary services to expedite receipt of consult reports that did not meet either the 10 working day or 30 calendar day return requirement.

C-7.2.1. Clearly Legible Report Definitions:

1. Evaluate Only (“eval only”) and Evaluate and Treat (“eval and treat”). “Eval only” is a referral request to have a specialist evaluate the patient’s condition, but treatment will be performed in the direct care system, and “eval and treat” is a referral request to have a specialist evaluate and treat the patient’s condition.

a. “eval only” – This is defined as a referrals designated by the MTF provider as “eval only”.

b. “eval and treat” – This is defined as a referral which the MTF provider did not designate as “eval only”.

2. Confirmed Visit. The visit to the specialist is considered “confirmed” (by any means of recognizing a visit that actually occurred – not just those recognized via claims activity) if the appointment date is known and the visit occurred.

3. No Shows. The definition of “No Shows” is when beneficiaries fail to execute their approved referral within 5 months after the referral approval month. It includes referrals designated “No indication of Service.” These include referrals the patient missed intentionally or inadvertently and referrals the patient failed to schedule an appointment.

4. Working Day – is Monday through Friday, excluding government holidays.

C-7.2.2. The requirements specified in Section C-7.2, paragraphs a. through e. above, apply to “eval only” and “eval and treat” contractor approved MTF provider referrals for professional services provided by a health care provider (as defined in 32 CFR 199) to assist the MTF provider in the diagnosis and treatment of a patient, including, for example, interventional radiology studies, physical therapy, occupational therapy, and speech therapy. The performance requirement does not apply to the referrals for non-professional services such as durable medical equipment or laboratory studies. The following categories of referrals are not included in the 10 working day or 30 calendar day consult report standards:

•	Durable Medical Equipment (DME)

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•	External Resource Sharing Referrals

•	Other Health Insurance

•	Urgent Care Center

•	Self-referrals:

Retrospective

Emergency

Optometrist (self referrals)

Behavioral Health (self referrals)

Other

C-7.3. The contractor’s referral management processes shall include a provision for evaluating the proposed service to determine if the type of service is a TRICARE benefit and informing the beneficiary prior to the visit in the event the requested service is not a TRICARE benefit. This shall not be a preauthorization review. Rather, this process shall be a customer service/provider relation’s function providing an administrative coverage review. This service shall be accomplished for every referral received by the contractor regardless of whether it was generated by an MTF, network provider or non-network provider.

C-7.3.1. In TRICARE Prime areas that include an MTF, the MTF has the right of first refusal for all referrals and shall be addressed in the MOU. First right of refusal is defined as providing the MTF with an opportunity to review each referral from a civilian provider to determine if the MTF has the capability and capacity to provide the treatment. All electronic referrals to an MTF shall be by the appropriate HIPAA-compliant transaction.

C-7.3.2. Ninety-six percent of referrals of MHS beneficiaries, residing in TRICARE Prime service areas who seek care through the contractor, shall be referred to the MTF or a civilian network provider. This percentage shall include services rendered in network institutions by hospital-based providers even though no formal referral was made to that individual. The contractor will increase the percentage of referrals of MHS beneficiaries residing in TRICARE Prime service areas who seek care through the contractor, to the MTF, or a civilian network provider from 96% by 0.25% per year through Option Period V. The percent of referrals will be held at the Option Period V rate of 97.00% for Option Period VI through IX. The Administrative Contracting Officer may grant an exception to this requirement based upon a fully justified written request from the contractor demonstrating that it is in the best interest of the Government to grant the exception.

C-7.4. The contractor shall ensure that civilian medical care funded through this contract, including mental health care, is medically necessary and appropriate and complies with the TRICARE benefits contained in 32 CFR 199.4 and 199.5. The contractor shall not perform medical necessity reviews or factual determinations for care proposed and/or rendered in the MTF. The contractor shall use best practices consistent with law, regulation and TRICARE policy in reviewing and approving care and establishing medical management programs to carry out the validation of medical necessity and appropriateness to the extent authorized by law. Notwithstanding the contractor’s authority to utilize its best practices in managing, reviewing and authorizing health care services, the contractor shall comply with the provisions of 32 CFR 199.4, 32 CFR 199.5, and the TRICARE Policy Manual when reviewing and approving medical care. The contractor shall be considered a multi-function Peer Review Organization (PRO) under this contract and shall follow all standards, rules, and procedures of the TRICARE PRO program.

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C-7.5. The contractor shall establish a system that ensures that care received outside the MTF and referred by the MTF for MTF enrollees is authorized (when medically necessary and a TRICARE benefit) and entered into the contractor’s claims processing system to ensure the appropriate adjudication of claims for enrollee’s care. The MTF will transmit referral information in a HIPAA compliant manner. The contractor, using its authority as a Peer Review Organization, shall apply its own utilization management practices to care received by MTF enrollees in a civilian setting consistent with MTF referral instructions. The contractor shall fax a copy (or by other electronic means addressed in each MTF MOU) of these utilization management decisions to the MTF Commander the day the decision is made.

C-7.6. The contractor shall provide comprehensive, readily accessible customer services that includes multiple, contemporary avenues of access (for example, e-mail, World Wide Web, telephone, facsimile, et cetera) for the MHS beneficiary. Customer services shall be delivered in a manner that achieves the objectives of this contract without charge to beneficiaries or providers.

C-7.7. The contractor shall operate a medical management program for all MHS eligible beneficiaries receiving care in the civilian sector, except as specified in Section C-7.7.1, that achieve the objectives of this contract. The contractor’s medical management program must fully support the services available within the MTF.

C-7.7.1. The contractor shall operate programs designed to manage the health care of individuals with high-cost conditions or with specific diseases for which proven clinical management programs exist. These programs shall be available to TRICARE eligible beneficiaries authorized to receive reimbursement for civilian health care per 32 CFR 199. These programs shall also be available to active duty personnel whose care occurs or is projected to occur in whole or in part in the civilian sector. These programs shall exclude MEDICARE dual eligible beneficiaries. When care occurs within an MTF, the contractor is responsible for coordinating the care with the MTF clinical staff as well as the civilian providers. The contractor shall propose medical management programs and patient selection criteria for review and approval of the Regional Administrative Contracting Officer prior to implementation and annually thereafter.

C-7.7.1.1. For disease management conditions identified by the Government to be included in the Contractor’s disease management program, the Government will identify the population, risk stratification and minimum measurements of success and evaluation. The contractor shall submit an implementation plan that demonstrates the disease management intervention(s) and confirms patients meet inclusion criteria in the disease management program using the Government provided patient identification lists, selection criteria, and risk stratification. The contractor’s plan shall include the information that will be provided in sufficient detail to allow the Government to effectively evaluate the DM program in accordance with the Government provided measures of success and elements of evaluation. In order for the Government to be able to evaluate the contractor’s disease management program, the contractor shall include a plan for accounting and reporting on the cost and performance of all disease management programs, plus provide the specific guidelines and protocols they will utilize. The plan and cost estimate are subject to review and approval by the Regional Administrative Contracting Officer prior to implementation and annually thereafter. The Government will not prescribe strict program protocols, e.g. how often to call patients or use of technology.

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C-7.7.1.2. For disease management conditions identified by the Contractor to be included in the disease management program, the Contractor shall identify the patient selection criteria, i.e. population and risk stratification, for review and approval. The contractor shall submit a cost estimate and comprehensive implementation plan. The plan and cost estimate are subject to review and approval by the Regional Administrative Contracting Officer prior to implementation and annually thereafter. In order for the Government to be able to evaluate the contractor’s disease management program, the contractor will separately account for all costs associated with contractor initiated disease management conditions from those conditions initiated by the Government.

C-7.7.1.3. In cooperation with the MTF, the contractor shall coordinate the care and transfer of patients who require a transfer from one location to another. This function shall include coordination with the primary clinician at the losing and gaining sites, the patient’s family, arranging medically appropriate patient transport, ensuring all necessary supplies are available during the transport and at the receiving location, arranging for and ensuring the presence of all necessary medical equipment during transport and at the receiving location, and identifying and ensuring the availability of necessary resources to accomplish the transfer. Transfers may occur as a result of medical, social, or financial reasons and include moves of non-institutionalized and institutionalized patients.

C-7.8. “Reserved”

C-7.9. The contractor shall meet with and establish a Memorandum of Understanding with TMA Communications and Customer Service Directorate (C&CS) in accordance with the TRICARE Operations Manual, Chapter 12, Section 1.

The MOU shall address all interface requirements necessary to effectively administer the program. The contractor shall partner and collaborate with C&CS on the identification and development of marketing and education materials required to support the accomplishment of the Marketing and Education Plan submitted in accordance with the TRICARE Operations Manual, Chapter 12.

C-7.10. All enrollments, re-enrollments, disenrollments, and transfers, to include enrollment activities of TRICARE Plus, shall be in accordance with the provisions of the TRICARE Operations Manual, Chapter 6 and the TRICARE Systems Manual. The contractor shall accomplish primary care manager by name assignment in accordance with the TRICARE Systems Manual.

C-7.11. The contractor shall use the TRICARE Enrollment and Disenrollment Forms, Attachments 2 and 3. The contractor shall reproduce the form as necessary to ensure ready availability to all potential enrollees. The contractor shall implement enrollment processes that take advantage of current technology while ensuring access and assistance to all beneficiaries which does not duplicate Government systems.

C-7.12. Beneficiaries choosing TRICARE Prime enrollment shall be enrolled to the MTF, on a first come, first served basis, until the enrollment capacity established by the MTF Commander is reached. The contractor shall ensure that MTF capacity is reached before beneficiaries may be enrolled to the contractor’s network.

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C-7.12.1. The MTF Commander, with prior notification to the Regional Director, may make exceptions to the requirement to enroll all beneficiaries to the MTF prior to enrollment to the contractor’s network. Such instances should be rare and should be based on valid clinical capability to meet the individual healthcare needs of the patient.

C-7.13. The contractor shall enroll, re-enroll, disenroll, transfer enrollments, clear enrollment discrepancies assign or change Primary Care Manager (PCM), and related functions for all active duty personnel in TRICARE Prime following the same procedures applicable to non-active duty beneficiaries (TRICARE Operations Manual, Chapter 6). For beneficiaries returning from or transferring to OCONUS, the contractor shall follow the requirements of the TRICARE Policy Manual.

C-7.14. The contractor shall provide commercial payment methods for Prime enrollment fees that best meets the needs of beneficiaries. The contractor shall accept payment of fees by payroll allotment or electronic funds transfer from a financial institution as well as other payment types (e.g., check, credit cards) in sufficient variations to achieve beneficiary satisfaction. The contractor shall not require beneficiaries to pay an administrative fee of any kind for use of a particular payment option offered by the contractor. The contractor shall accept payment of enrollment fees on a monthly, quarterly, or annual basis. The contractor shall provide beneficiaries with written notice of a payment due in accordance with the TRICARE Operations Manual and when beneficiaries are delinquent.

C-7.15. The contractor shall ensure that enrollment on transition phase-in and transfers of enrollment, i.e., portability, as described in the TRICARE Operations Manual, Chapter 6, are accomplished in a way that allows for uninterrupted coverage for the TRICARE Prime enrollee. During transition, the incoming contractor shall enroll all TRICARE Prime beneficiaries to their assigned PCM and maintain the beneficiary’s enrollment periods from the outgoing contractor. If a beneficiary’s civilian primary care manager remains in the TRICARE network, the beneficiary may retain their primary care manager. If the beneficiary must change primary care managers, all enrollments shall be to the MTF until MTF capacity, as determined by the MTF Commander, is reached.

C-7.16. The contractor shall establish a customer service presence for all MHS eligible beneficiaries, including traveling beneficiaries, at each catchment area, designated MTF in Attachment 11, Prime service area, and BRAC site, either within the MTF or on the base if space is available, or if a BRAC site, at a location convenient to beneficiaries. These sites, and any other similar site established by the contractor, shall be named TRICARE Service Centers (TSCs) regardless of the extent of services offered. The data package described in Attachment 8 describes the space, if Available, at each MTF. Where the space is insufficient to support all TRICARE Service Center activities, the contractor shall establish those customer service activities not available on site in a manner that is convenient to beneficiaries and provides the highest service levels. The contractor shall maintain a sufficient supply of TRICARE education and marketing materials at each TSC to adequately support information requests. When furnished by the DVA, the contractor shall maintain quantities of information on VA and CHAMPVA at each TSC [the contractor shall furnish the VA Health Administration Center (P.O. Box 65024, Denver, CO 80206-9024) its central address for delivery of these materials.]. The contractor shall have the ability to provide TSC services during periods when access to the TSC physical space is limited or terminated as a result of weather, war, security, or MTF/Base Commander’s decision.

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C-7.17. The contractor shall provide customer service support equal to ten person-hours per week to be used at the discretion of and for the purpose specified by the MTF Commander. Examples of possible uses of this time include in processing briefings/enrollments, TRICARE briefings, and specialty briefings on specific components of TRICARE or focused to a specific subset of TRICARE beneficiaries. (The Regional Director may provide input for needed non MTF area activities.) This is in addition to the requirements for briefings and attendance at meetings specified in the TRICARE Operations Manual, Chapter 12.

C-7.18. The contractor shall provide assistance in accessing information about other Department of Defense programs and applicable community/state/federal health care and related resources for all MHS eligible beneficiaries who require benefits and services beyond TRICARE. This function shall be referred to as Health Care Finder Services.

C-7.19. The contractor shall ensure that all contractor personnel working in DoD Medical Treatment Facilities meet the MTF-specific requirements of the facility in which they will be working and comply with all local Employee Health Program (EHP) and Federal Occupational Safety and Health Act (OSHA) Blood borne Pathogens (BBP) Program requirements.

C-7.20. All customer assistance provided by telephone shall be without long distance charges to the beneficiary.

C-7.20.1. The contractor shall perform all customer service functions with knowledgeable, courteous, responsive staff.

C-7.20.2. The contractor shall establish twenty-four hour, seven days a week, nationally accessible telephone service, without long distance charges, for all MHS beneficiaries, including beneficiaries traveling in the contractor’s area seeking assistance in locating a network provider. This function shall be accomplished with live telephone personnel only.

C-7.21. The contractor shall establish, maintain, and monitor an automated information system to ensure claims are processed in an accurate and timely manner, and meet the functional system requirements as set forth in the technical requirements, TRICARE Operations Manual, and the TRICARE Systems Manual. The claims processing system shall be a single data base and be HIPAA compliant.

C-7.21.1. The contractor shall ensure that TRICARE claims/encounters (including adjustments) are timely and accurately adjudicated for all care provided to beneficiaries based on the timeliness and quality standards of the TRICARE Operations Manual, Chapter 1, Section 3.

C-7.21.2. The contractor shall provide data at the beneficiary, non-institutional and institutional level, with the intent of providing the Government with access to the contractor’s full set of data associated with TRICARE. The data shall include, but is not limited to, data concerning the provider network, enrollment information, referrals, authorizations, claims processing, program administration, beneficiary satisfaction and services, and incurred cost data.

C-7.21.3. Nationally recognized paper claim forms (UB-92, HCFA 1500s, and their successors) or TRICARE-specific paper claim forms (DD Form 2642) shall be accepted for processing. Standardized electronic transactions and code sets as required by the Administrative

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Simplification section of the Health Insurance Portability and Accountability Act (HIPAA) shall be accepted.

C-7.21.4. The contractor shall, as one means of electronic claims submission, establish and operate a system for two way, real time interactive Internet Based Claims Processing (IBCP) by providing web based connectivity to the claims/encounter processing system for both institutional and non-institutional claims processing. This IBCP system shall provide immediate eligibility verification by connectivity to DEERS and provide current deductible, Catastrophic Cap, and cost share/co-payment information to the provider on-line by connectivity to the DEERS catastrophic loss protection function and connectivity to the authorization system. The IBCP system shall comply with Department of Defense accreditation and encryption requirements as outlined in TSM Chapter 1, Section 1.1. The contractor shall regularly update the IBCP system to utilize latest encryption security protocols.

C-7.21.5. The contractor’s claims/encounter processing system shall interface with and accurately determine eligibility and enrollment status based on the Defense Enrollment Eligibility Reporting System (DEERS) in accordance with the TRICARE Systems Manual.

C-7.21.6. The contractor’s claims processing/encounter system shall accurately process claims in accordance with the TRICARE benefit policy as delineated in 32 CFR Part 199.4 and 199.5, the TRICARE Policy Manual, and TRICARE Reimbursement Manual.

C-7.21.7. The contractor’s claims processing/encounter system shall accurately process claims in accordance with the program authorizations (e.g., Program for Persons with Disabilities, inpatient mental health, adjunctive dental).

C-7.21.8. The contractor’s claims processing/encounter system shall correctly apply deductible, co-pay/coinsurance, cost shares, catastrophic cap, and point-of-service provisions in accordance with the TRICARE benefit policy as delineated in 32 CFR Part 199.4 and 199.5, 199.17 and 199.18, the TRICARE Policy Manual, and TRICARE Reimbursement Manual.

C-7.21.9. The contractor’s claims/encounter processing system shall accurately coordinate benefits with other health insurances to which the beneficiary is entitled as required by 32 CFR 199.8, the TRICARE Policy Manual, and TRICARE Reimbursement Manual.

C-7.21.10. Claims requiring additional information may be returned or developed for the missing information. The contractor shall ensure that all required information is requested with the initial return or development action and that no claim/encounter is returned/developed for information that could have been obtained internally or from DEERS. The contractor shall ensure that an adequate audit trail is maintained for all returned or denied claims.

C-7.21.11. The contractor shall ensure non-network claims received more than 12 months after the date of service are denied unless the requirements contained in 32 CFR 199.7 are met. Timely filing requirements for network providers shall be governed by the network provider agreement, but shall not exceed 12 months from date of service (or discharge).

C-7.21.12. The contractor shall accurately adjudicate claims under the Program for Persons with Disabilities and the special programs listed in the TRICARE Policy Manual, TRICARE Reimbursement Manual and 32 CFR 199.5.

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C-7.21.13. The contractor shall accurately identify and adjudicate claims involving third party liability (TPL) and worker’s compensation (WC), as required by the TRICARE Operations Manual, Chapter 11.

C-7.21.14. The contractor shall accurately identify and adjudicate claims involving foreign claims according to the TRICARE Policy Manual. This includes claims for TRICARE/Medicare dual eligible beneficiaries receiving care in foreign locations with the exception of Puerto Rico, Guam, American Samoa, Northern Marianas and the United States Virgin Islands. In addition, the contractor shall not process retail pharmacy claims from Puerto Rico, Guam, and the United States Virgin Islands.

C-7.21.15. The contractor shall manage enrollments, collect premiums, accurately identify and adjudicate claims and perform all requirements involving Continued Health Care Benefit Program according to the TRICARE Policy Manual.

C-7.21.16. The contractor shall accurately reimburse network providers in accordance with the payment provisions contained in the provider agreement/contract. The contractor’s reimbursement to network providers shall not exceed the amount which would have been reimbursed using the TRICARE payment methodologies and limits contained in 32 CFR 199.14, the TRICARE Policy Manual, and TRICARE Reimbursement Manual.

C-7.21.17. The contractor shall accurately reimburse non-network provider claims in accordance with applicable statutory (Chapter 55, Title 10, United States Code) and regulatory provisions (32 CFR 199.14), and implementing instructions in the TRICARE Policy Manual and TRICARE Reimbursement Manual.

C-7.21.18. The contractor shall ensure that TRICARE Prime beneficiaries have no liability for amounts billed, except for the appropriate co-payment, for referred care, including ancillary services from a non-network provider as a result of a medical emergency or as a result of the TRICARE Prime beneficiary being referred to a non-network provider by the contractor. For example, this provision applies when a beneficiary is referred for surgery from a network surgeon in a network hospital, but the anesthesiologist is a non-network provider. Amounts paid in excess of the CHAMPUS Maximum Allowable Charge (CMAC), diagnosis related groups (DRG), or prevailing charge to non-network providers shall not be reported or used as health care costs for the purpose of the actual costs reported for health care fee determination under Section H.

C-7.21.19. Locality waivers for reimbursement, generated and approved in accordance with the TRICARE Reimbursement Manual, shall be as set forth in Section J, Attachment 6, of the contract and shall apply to claims processed under the contract, including , but not limited to, claims processed under the provisions of C-7.21.14.

C-7.22. The contractor shall provide to each beneficiary and each non-network participating provider an Explanation of Benefits (EOB) that describes the action taken on claims. The contractor may issue EOBs to network providers, as stipulated in the network provider agreement. The EOB must clearly describe the action taken on the claim or claims; provide information regarding appeal rights, including the address for filing an appeal; information on the deductible and catastrophic cap status following processing; and, sufficient information to allow

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a beneficiary to file a claim with a supplemental insurance carrier. The contractor shall mail the requested EOB, without charge to the beneficiary, within 5 calendar days of receiving a request (written, verbal, electronic) for an EOB from a beneficiary, regardless of their status. At the option of the providers, HIPAA-compliant electronic remittance advices shall be provided.

C-7.22.1. The contractor shall suppress EOBs in accordance with the TRICARE Operations Manual, Chapter 8.

C-7.23. The contractor shall accurately capture and report TRICARE Encounter Data (TED) related to claims adjudication in accordance with the provisions of the TRICARE Systems Manual and shall ensure the standards contained in this contract are achieved according to the TRICARE Operations Manual. All TED records shall comply with the information management requirements of this contract and shall be reported in compliance with the standards in the TRICARE Operations Manual.

C-7.23.1. The contractor shall submit information on all providers authorized by the contractor, to the TRICARE Management Activity centralized TRICARE Encounter Provider Record system in accordance with the provisions of the TRICARE Systems Manual.

C-7.24. The contractor shall establish and maintain sufficient staffing and management support to meet the requirements of this contract and comply with all management standards in the TRICARE Operations Manual, Chapter 1, Section 4.0.

C-7.24.1. The contractor shall participate in quarterly round table meetings with the Government, all other Managed Care Support contractors, and any other participants that the Government determines is necessary. The round table requires high level managerial participation from the contractors (CEOs, Medical Directors, etc.) and participation by the contractor’s technical and cost experts as determined by the agenda. The first round table will be held no later than 6 months after the start of health care delivery of the last Managed Care Support contract. The round table is tasked with reviewing current policies and procedures to determine where proven best practices from the participants’ Government and private sector operations can be implemented in the administration of TRICARE to continue TRICARE’s leading role as a world class health care delivery system.

C-7.25. The contractor shall establish and continuously operate an internal quality management/quality improvement program covering every aspect of the contractor’s operation, both clinically and administratively. A copy of the documents describing the internal quality management/quality improvement program shall be provided to the Contracting Officer in accordance with Section F, paragraph F.5. A report listing problems identified by the contractor’s internal quality management/quality improvement program and the corrective actions planned/initiated shall be provided to the Contracting Officer in accordance with Section F, paragraph F.5. The contractor shall provide a quarterly briefing in person or via video teleconference, as proposed by the contractor to the Regional Director and TMA staff on the contractor’s ongoing internal quality improvement program. The contractor shall also comply with the Clinical Quality Management requirements of the TRICARE Operations Manual, Chapter 7, Attachment 10, National Quality Forum, “Serious Reportable Events in Healthcare”; and the vulnerability assessment requirements of the TRICARE Operations Manual, Chapter 1.

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C-7.25.1. Annually, the Government will measure selected HEDIS-like (Health Plan Employer Data and Information Set) measures to compare the performance of the Military Health System with health plans reporting HEDIS measures. Annually, the contractor shall assist the Regional Director in evaluating the MHS’ success, and in identifying the causes for successes and reasons for the MHS achieving results less than the civilian sector. Annually, the contractor shall assist the Regional Director in the development of a comprehensive plan for increasing the MHS’ success in achieving HEDIS success rates when compared to the commercial sector. The contractor shall dedicate highly knowledgeable and skilled personnel to both the evaluation of performance results and the creation of plans to achieve excellence when the MHS is compared to the best commercial health plans. It is anticipated that a minimum of one FTE will be required.

C-7.26. The Government intends to establish a presence at the Prime contractor location and at each first tier subcontractor location. The Government representative(s) shall be included in all TRICARE meetings and activities related to the operation of this contract with the exception of meetings discussing the contractor’s business strategy, and shall be provided every opportunity to represent the Government’s interest. The Government representative shall also be provided with all management reports and plans related to the day-to-day and long-term delivery of services in conjunction with this contract. The Government representative shall not have a vote in the contractors’ determinations; direct the contractors’ actions, supervise contractor employees, or be assigned work by the contractors. The Government representative will be designated a Contracting Officer’s Representative per Section G or I.

C-7.27. The prime contractor and each first tier subcontractor shall provide full-time office space and support services to the Government representative(s) equivalent to and in the proximity of the senior management of the contractor or first tier subcontractor. This shall include a fully-functional office including a private, lockable office; all appropriate office furnishings and supplies comparable to the senior managers of the contractor/subcontractor; a personal computer with e-mail and World Wide Web access; printer; telephone instrument with unlimited capability; and photocopy or access to photocopy equipment.

C-7.28. The contractor shall locate a senior executive with the authority to obligate the contractor’s resources within the scope of this contract within a fifteen-minute drive of the TRICARE Regional Administrative Contracting Officer’s office.

C-7.29. The contractor shall comply with the Appeals and Hearings Process contained in the TRICARE Operations Manual, Chapter 13.

C-7.30. The contractor shall collaborate with the Regional Director and MTF Commanders to ensure the most efficient mix of health care delivery between the MHS and the contractor’s system within the area. Collaboration includes, but is not limited to, right of first refusal for referrals for all or designated specialty care, including ancillary services; Centers of Excellence (COE); and coordinated preventive health care. The Memorandum of Understanding (drafted by the contractor) between each Regional Director, MTF Commander, and the contractor shall be in writing and must be approved by the Contracting Officer and the Regional Director. The contractor shall initiate discussions related to and prepare the collaborative agreement. (See the TRICARE Operations Manual, Chapter 16) C-7.30.1. The contractor shall develop and implement, in conjunction with each MTF and the Regional Director, a contingency program designed to ensure that health care services are continuously available to TRICARE eligible

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beneficiaries as the MTFs respond to war, operations other than war, deployments, training, contingencies, special operations, et cetera. The documented contingency program shall be provided to the Regional Director 6 months following the start of option period one and updated annually.

C-7.31. The contractor shall participate in each MTF’s Installation Level Contingency Exercise twice each year. The purpose of the exercise is to test the contingency program under a variety of situations and to provide information from which the contractor’s contingency program shall be updated. The contractor shall also participate in Regionally Coordinated Table Top Contingency Exercises twice each year.

C-7.32. The contractor shall implement the contingency program at any or all locations within forty-eight (48) hours of being notified by the Regional Director that a contingency exists.

C-7.33. The contractor shall implement processes and procedures that ensure full compliance with the President’s Advisory Commission on Consumer Protection and Quality in the Health Care Industry’s Consumer Bill of Rights and Responsibilities. (See http://www.hcqualitycommission.gov/.)

C-7.34. At midnight Pacific Time on the last day of health care delivery under this contract, the contractor shall assign its rights to the telephone number serving the region to the incoming MCS contractor.

C-7.35. The contractor shall provide information management and information technology support as needed to accomplish the stated functional and operational requirement of the TRICARE program and in accordance with the TRICARE Systems Manual and the MHS Enterprise Architecture (See http://www.tricare.mil/architecture).

C-7.36. Personnel Security. The contractor shall meet the requirements of DoD 5200.2-R “Personnel Security Program”, January 1987 and the TRICARE Systems Manual for employees and subcontractor employees that require access to Government information technology (IT) systems or access to contractor/subcontractor IT systems that process DoD Sensitive but Unclassified (SBU) information and are directly connected to Government IT systems and/or to those contractor/subcontractor personnel who have access to or process DoD sensitive information. The contractor shall not allow access unless the requirements of DoD 5200.2-R Appendix 6 of June 2002 (draft) are met. The contractor shall identify contractor and subcontractor positions that require access under these requirements at contract initiation and update whenever changes are necessary identifying the number, type, and location of the positions.

C-7.36.1. System Security. The contractor shall comply with the DoD accreditation process for safeguarding DoD information accessed, maintained and used in the operation of systems of records under this contract as describe in TSM Chapter 1, Section 1.1. The contractor shall cooperate with and assist the Government’s Information Assurance evaluation team during all phases of the accreditation process.

C-7.36.2. The contractor shall comply with DoD Directive 8500.1, Information Assurance, Privacy Act Program Requirements (DoD 5400.11), and Personnel Security Program Requirements (5200.2-R). The contractor shall also comply with the Health Insurance Portability

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and Accountability Act of 1996 (HIPAA) requirements, specifically the administrative simplification provisions of the law and the associated rules and regulations published by the Secretary, Health and Human Services (HHS) and the published TMA implementation directions. This includes the Standards for Electronic Transactions and the Standards for Privacy of Individually Identifiable Health Information. It is expected that the contractor shall comply with all HIPAA-related rules and regulations as they are published and as TMA requirements are defined (including security standards, identifiers for providers, employers, health plans, and individuals, and standards for claims attachment transactions).

C-7.36.3. The contractor shall ensure that all electronic transactions, for which a standard has been named, comply with HIPAA rules and regulations and TMA requirements. The Standards for Electronic Transactions apply to all health plans, all health care clearinghouses, and all health care providers that electronically transmit any of the electronic transactions for which a standard has been adopted by the Secretary, HHS. Electronic transmission includes transmission using all media, even when the transmission is physically moved from one location to another using magnetic tape, disk or CD media. Transmission over the Internet, Extranet, leased lines, dial-up lines and private networks are all included. Transmissions of covered data content via telephone conversations, fax machines, and voice response systems are not covered by the Standards for Electronic Transactions; however privacy and security requirements apply to these transmissions. Health plans and other covered entities conducting transactions through business associates must assure that the business associates comply with all HIPAA requirements that apply to the health plans or covered entities themselves.

C-7.37. The contractor shall furnish the DoD TRICARE Information Center and all Health Benefits Advisors and Beneficiary Counseling and Assistance Coordinators located in each region with read only access to claims data. The contractor shall provide training and ongoing customer support for this access.

C-7.37.1. The contractor shall provide unlimited read-only off-site electronic access to all TRICARE related data maintained by the contractor. Minimum access shall include two authorizations at each MTF, two authorizations at each Surgeon General’s Office, two authorizations at the Regional Director’s Office, two authorizations at Health Affairs, two authorizations at TMA-Washington, two authorizations at TMA-Aurora, two authorizations for each Intermediate Command listed in Attachment 9, and authorization for each on-site Government representative. The contractor shall provide training and ongoing customer support for this access.

C-7.38. The contractor shall coordinate its activities to establish enrollment protocols to effect the optimum enrollment mix and numbers in the MTFs for beneficiaries living within TRICARE Prime areas. The contractor will follow MTF guidelines for assigning MTF PCMs.

C-7.39. The contractor shall meet with each Regional Director and each MTF in a collaborative and partnering manner to ensure balanced specialty workloads using the contractor’s referral protocols with the MTF as the first referral site. The contractor shall provide each MTF with referral information concerning any MTF enrollee within 24 hours of a referral.

C-7.40. The contractor shall comply with the provisions of the TRICARE Operations Manual, Chapter 7, regarding coordination and interaction with the National Quality Monitoring Contract (NQMC) contractor(s).

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C-7.41. The contractor shall provide, no less than weekly, a listing of beneficiaries who have other health insurance (OHI) and the details of that insurance to the Pharmacy Data Transaction Services (PDTS) – the MHS’ Pharmacy data repository – contractor. The form and transmission protocol shall be mutually agreeable to each, and approved by TMA.

C-7.42. The contractor shall provide pharmaceuticals to beneficiaries in situations where the pharmaceuticals are not obtained from a retail pharmacy and consistent with the coverage usually provided under an outpatient pharmacy benefit. Pharmaceuticals obtained by a beneficiary from a retail pharmacy, the TRICARE Mail Order Pharmacy, or from specialized pharmacies as a component of the consolidated retail pharmacy benefit are not the responsibility of the contractor.

C-7.43. The contractor shall have an active provider education program designed to enhance the provider’s awareness of TRICARE requirements, to include emphasis on achieving the leading health care indicators of Healthy People 2010, and encourage participation in the program.

C-7.44. The contractor shall support all initiatives in support of Behavioral/Mental Health program. The contracting officer will issue a task order with a statement of work describing what is required to support each initative.

C-7.45. The contractor shall provide Smoking Cessation Triage Services

C-7.45.1. The contractor shall provide toll-free telephone based smoking cessation referral services in accordance with best commercial practices. Each smoking cessation contact representative shall be trained to possess basic familiarity with and understanding of the processes or stages of smoking addiction and cessation and the ability to adequately triage callers and recommend appropriate treatment resources. Services shall be available to eligible beneficiaries via a tollfree telephone line. Beneficiaries shall be advised when calling of the availability of additional web based information and interactive chat services that can be accessed via the Government’s web site http://www.ucanquit2.org

C-7.45.2. The contractor shall provide a toll-free telephone service to assist eligible beneficiaries in obtaining resources to quit smoking. The line shall be available to all non-Medicare eligible beneficiaries who are current smokers or former smokers concerned about relapse.

C-7.45.3. Toll-free telephone services shall be provided to all eligible beneficiaries 24 hours daily, including weekends and holidays.

C-7.45.4. The contractor shall include in its existing website, links to the Government’s tobacco cessation website http://www.ucanquit2.org. The contractor shall also indicate that this site provides online instant messaging (chat) technology as a real-time alternative to the telephonic toll-free line. The contractor shall further indicate that this web based functionality is available year-round, 24 hours daily, including weekends and holidays.

C-7.45.5. The contractor shall provide via the U.S. mail smoking/tobacco cessation materials to those eligible beneficiaries who are unable to access the web-based support materials.

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C-7.45.6. In providing smoking cessation triage services, the contractor shall follow the “5 A’s” model (Ask, Advise, Assess, Assist, Arrange).

C-7.45.6.1. Each caller will be asked about their current smoking habit.

C-7.45.6.2. Each caller will be urged in a strong, clear and personalized manner to quit.

C-7.45.6.3. Each caller will be assessed as to their current willingness to make a quit attempt at the present time as well as their current level of tobacco dependence.

C-7.45.6.4. Based on the information received, each caller will be aided in their quit attempt by offering them a quit plan and then as appropriate, assist and/or recommend the beneficiary contact a TRICARE authorized provider who can further assist them in carrying out that plan.

C-7.45.6.5. Arrange for each caller to receive basic educational materials on smoking/tobacco cessation in order to support their quit attempt.

C-7.45.7. The contractor shall assist TMA’s Office of Communications and Customer Service (C&CS) in the development of marketing materials to alert the beneficiary population of the contractor’s toll-free smoking cessation services. The contractor shall provide C&CS with the toll-free phone number by which beneficiaries attain access to the smoking quit line 30 days prior to the initial start of service. This information may be included in quarterly newsletters published by TRICARE Managed Care Support contractors, published on TMA’s web site, or included in emailed/mailed packages to beneficiaries.

C-7.45.8. The contractor shall verify eligibility of each beneficiary through the Defense Enrollment Eligibility Reporting System (DEERS) prior to providing any telephonic or web-based chat services.

C-7.45.9. The contractor shall provide the following reports:

C-7.45.9.1. The contractor shall submit a quarterly report listing the staff providing services during the previous three months and listing their completed training. The listing shall include the course title, course dates, length of the course, and cumulative hours the individual has completed to date. The report shall be submitted not later than ten calendar days following the reported quarter.

C-7.45.9.2. The contractor shall submit a monthly report with the toll-free telephone line utilization rate and other data including but not limited to, accessibility metrics, demographics, number of callers, beneficiary category, number of telephonic contacts, time and length of calls. The report shall be submitted not later than ten calendar days following the reported month.

C-7.45.9.3. (Reserved)

C-7.45.10. The contractor shall deliver written materials to beneficiaries, upon request, who are not able to obtain them via the Internet. These materials shall be sent via first-class mail within three working days of request (reference paragraph C-7.46.5).

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SECTION F

DELIVERIES OR PERFORMANCE

F.1. 52.242-15 STOP-WORK ORDER (AUG 1989)

(Reference 42.1305)

F.2. 52.242-15 I STOP-WORK ORDER (AUG 1989) – ALTERNATE I (APR 1984)

Reference 42.1305)

F.3. Period of Performance

a. Base Period (Transition costs only): 1 September 2003 – 31 October 2004

Option Period I (All costs other than transition costs): 1 April 2004 – 31 March 2005

If exercised, Options II through the end of the contract:

Option Period II: 1 April 2005 – 31 March 2006 Option Period VI 1 April 2009 – 31 March 2010

Option Period III: 1 April 2006 – 31 March 2007 Option Period VII 1 April 2010 – 30 September 2010

Option Period IV: 1 April 2007 – 31 March 2008 Option Period VIII 1 October 2010 – 31 March 2011

Option Period V: 1 April 2008 – 31 March 2009 Option Period IX 1 April 2011- 31 March 2012

b. Contract Transition

The transition period is 10 months in duration as depicted below.

(1) Base Period

Former Region 3 and 4: 1 October 2003 – 31 July 2004

Former Region 6: 1 January 2004 – 31 October 2004

F.4. Geographic Area of Coverage

The contract shall be referred to as the Managed Care Support (MCS), South . It will require development, implementation and operation of a health care delivery and support system for TRICARE and other MHS beneficiaries residing in the states of Alabama, Florida, Georgia, Mississippi, South Carolina, Tennessee (excluding the zip codes in the Fort Campbell, Kentucky catchment area), Louisiana, Oklahoma, Arkansas, and major portions of Texas. These geographic areas are hereinafter referred to as the South Contract and defined by zip code in Attachment 8. The contractor shall be responsible for complying with all Continued Health Care Benefit Program (CHCBP) requirements and fulfilling the overseas requirements of the European, Pacifica and Latin American/Canada regions.

F.5. Reports and Meetings

All reports shall be submitted electronically in a mutually agreeable format and in a secure manner to the Government unless otherwise specified.

a. Evolving Practices, Devices, Medicines, Treatments and Procedures

The Contractor shall be responsible for routinely reviewing the hierarchy of reliable evidence, as defined in 32 C.F.R. 199.2, and bringing to the Government’s attention drugs, devices, medical treatments, or medical procedures that they believe have moved from unproven to proven. This shall be done on a calendar quarter basis in a written report to the Government. Accompanying the report will be the reliable evidence substantiating that the drugs, devices, medical treatments, or medical procedures have moved from unproven to proven.

b. Start-Up Transitions

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DELIVERIES OR PERFORMANCE

(1) Attend Post-Award Conference

Quantity: 1

Time of Delivery: Within 30 calendar days after contract award.

(2) Attend Transition Specifications Meeting – Incoming and Submit Transition Plan

Quantity: 1

Time of Delivery: When scheduled by the Government

(3) Transition Plan

Quantity: 1

Time of Delivery: 15 calendar days after contract award

c. Transition In (on-going through healthcare delivery)

(1) Schedule and host Interface Meetings (TRICARE Operations Manual, Chapter 1, Section 8)

Quantity: 1

Time of Delivery: Within 30 calendar days after contract award

(2) Systems Documentation

Quantity: 1

Time of Delivery: 30 calendar days prior to the start of health care delivery

(3) Systems Interconnections

Quantity: 1

Time of Delivery: 120 calendar days prior to start of health care delivery

(4) TRICARE Duplicate Claims System

Quantity: 1

Time of Delivery: 60 calendar days prior to the start of health care delivery

(5) Executed Collaborative Agreements with MTF Commanders

Quantity: one per MTF

Time of Delivery: 60 calendar days prior to the start of health care delivery

(6) Memorandum of Understanding regarding marketing and education with the Government

Quantity: 1

Time of Delivery: 60 calendar days after contract award

(7) Enrollment Plan

Quantity: 1

Time of Delivery: 90 calendar days prior to the start of each health care delivery period

(8) DEERS: New enrollment applications

Quantity: 1 lot

Time of Delivery: 40 calendar days prior to the start of healthcare delivery

(9) Enrollment reports

Quantity: 1

Time of Delivery: Within 30 calendar days following the start of health care delivery and 10 calendar days following the close of each month, through the seventh month following the start of health care delivery

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DELIVERIES OR PERFORMANCE

(10) Contractor File Conversion and Testing

Quantity: 1

Time of Delivery: 30 calendar days following receipt of the magnetic tape files from the outgoing contractor

(11) Weekly History Updates – Incoming

Quantity: 1

Time of Delivery: 120 calendar days prior to the start of health care delivery, to continue for 180 calendar days after the start of health care delivery

(12) Network Implementation Plan

Quantity: 1 lot

Time of Delivery: 90 days after contract award

(13) Network Adequacy Reports

Quantity: 1 lot

Time of Delivery: 30 calendar days after contract award and every 30 calendar days thereafter through the first 6 months of the health care delivery period. Thereafter quarterly throughout the life of the contract.

Distribution: one copy to the Contracting Officer and one copy to the Regional Director

(14) Ordering of TRICARE marketing and educational materials from the Government

Quantity: 1 lot

Time of Delivery: 180 calendar days prior to the start of health care delivery and by the 90th calendar day for all subsequent contract periods

(15) Distribution of education and marketing materials

Quantity: 1 lot

Delivery: No earlier than 60 calendar days and no later than 30 days prior to the start of health care delivery

Distribution: To be sent to beneficiaries and network providers

(16) TRICARE Service Center Operations

Quantity: 1

Time of Delivery: 40 calendar days prior to the start of health care delivery

(17) Public Notification Program

Quantity: 1

Time of Delivery: No later than 45 calendar days prior to the start of health care delivery

(18) Web-based Services

Quantity: 1

Time of Delivery: No later than 15 calendar days prior to the start of health care delivery

(19) Incoming Contractor Weekly Status Report

Quantity: 1

Time of Delivery: Beginning 20 calendar days after contract award through the 180th calendar day after the start of health care delivery

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DELIVERIES OR PERFORMANCE

(20) Contingency Program

Quantity: 1

Time of Delivery: For 85% of the MTFs-within 3 months following the start of option period I; 100% within 6 months following the start of option period I. Update by the 60thcalendar day of subsequent option periods II through IX. Option Period VIII is excluded.

(21) Internal Quality Management/Quality Improvement Program

Quantity: 1

Time of Delivery: Initial submission within 30 calendar days of award; subsequent submissions due to updates or changes to the program are to be submitted within 10 calendar days of the update or change

(22) Internal Quality Management/Quality Improvement Reports

Quantity: 1

Time of Delivery: 10 calendar days following the reported month of problems identified and corrective actions planned/initiated. The requirement to maintain and update the program will continue for the entire period of health care delivery under the contract.

(23) Previously deleted.

(24) Account Receivable Report

Quantity: Monthly

Time of Delivery: 2nd workday of subsequent month after 1st month of Health Care Delivery

Contract Reference: TOM Ch 3, Sec 10, 2.0

Distribution: Original to TMA CRM, copy to the Contracting Officer, COR

(25) Accounts Receivable – Amounts Written Off Detail Report

Quantity: Monthly

Time of Delivery: 5th workday of subsequent month

Contract Reference: TOM Ch 3, Sec 10, 2.1

Distribution: Original to TMA CRM, copy to the Contracting Officer, COR

(26) Accounts Receivable – Debts Transferred to TMA Detail Report

Quantity: Monthly

Time of Delivery: 5th workday of subsequent month

Contract Reference: TOM Ch 3, Sec 10, 2.1

Distribution: Original to TMA CRM, copy to the Contracting Officer, COR

(27) Accounts Receivable – Ending Outstanding Receivables Detail Report

Quantity: Monthly

Time of Delivery: 5th workday of subsequent month

Contract Reference: TOM Ch 3, Sec 10, 2.1

Distribution: Original to TMA CRM, copy to the Contracting Officer, COR

(28) Smoking Cessation Triage Quarterly Report

Time of Delivery: Ten calendar days after the end of the reported quarter

Contract Reference: C-7.45.9.1.

Distribution: Contracting Officer’s Representative and Healthcare Operations

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DELIVERIES OR PERFORMANCE

Division

(29) Smoking Cessation Triage Monthly Telephone Report

Contract Reference: C-7.45.9.2.

Time of Delivery: Ten Calendar days after the end of the reported month

Distribution: Contracting Officer’s Representative and Healthcare Operations Division

d. Transition Out

(1) Schedule Transition Specification Meeting – Outgoing

Quantity: 1

Time of Delivery: 15 calendar days following contract award of the successor contractor

(2) Transition Out Plan

Quantity: 1

Time of Delivery: 15 calendar days following the Transition Specification Meeting – Outgoing

(3) Transition Out of the Duplicate Claims System

Quantity: 1 lot

Time of Delivery: In accordance with the transition schedule

(4) Transfer of Contractor File Specifications

Quantity: 1 lot

Time of Delivery: 3 calendar days following contract award

(5) Transfer of ADP Files (Electronic)

Quantity: 1 lot

Time of Delivery: 15 calendar days following the Transition Specifications meeting (unless otherwise negotiated by the incoming and outgoing contractors)

(6) Transfer of Provider Information

Quantity: 1 lot

Time of Delivery: At the direction of the Contracting Officer following the date of successor contract award (unless otherwise negotiated at the Transition Specifications meeting)

(7) Weekly History Updates – Outgoing

Quantity: 1

Time of Delivery: Beginning 120 calendar prior to the start of health care delivery until completed in accordance with the transition schedule

(8) Weekly Status Report

Quantity: 1

Time of Delivery: Beginning 20 calendar days following the Transition Specifications Meeting unless otherwise notified by the Contracting Officer

(9) Transfer of Non-ADP Files

Quantity: 1 lot

Time of Delivery: In accordance with the transition schedule

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DELIVERIES OR PERFORMANCE

(10)	Claims processing and adjustments

Quantity: 1 lot

Time of Delivery: 180 calendar days following the start of health care delivery

(11)	Correct all Edit Rejects

Quantity: 1 lot

Time of Delivery: 210 calendar days following the start of health care delivery

(12)	Phase-Out of MTF Interfaces Revised Plan

Quantity: 1

Time of Delivery: 15 calendar days after the Transition Specifications Meeting

(13)	Transfer of Enrollment Applications

Quantity: 1 lot

Time of Delivery: 40 calendar days after the start of health care delivery of the successor contract award

e. Benchmark Testing

Claims Systems Demonstration (Benchmark)

Quantity: 1 for all conus locations and 1 for overseas, if each successful

Time of Delivery: 120 calendar days prior to the start of health care delivery for legacy areas 3 and 4

f. Resource Sharing

(1) Monthly Financial Analysis

Quantity: One for each resource sharing agreement

Time of Delivery: Monthly

(2) Resource Sharing Plan

Time of Delivery: Within 180 days after contract award

(3) Transitioning of Resource Sharing Agreements

Time of Delivery: Within 15 calendar days of the Transition Specifications Meeting

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CONTRACT ADMINISTRATION DATA

G-1.

The Procuring Contracting Officer (PCO) for this contract is:

Contracting Officer

Office of the Assistant Secretary of Defense for Health Affairs

TRICARE Management Activity

Contract Management Division

16401 East Centretech Parkway

Aurora, CO 80011-9066

G-2. Regional Office Contracting Officer (ROCO) and Contracting Officer’s Representative (COR)

Subsequent to contract award, the Procuring Contracting Officer (PCO) will appoint one or more ROCOs and one or more CORs who will be designated certain contract administration responsibilities in that region. The contractor shall work directly with the ROCO(s) and COR(s) on those matters delegated to them. The ultimate responsibility for overall administration of this contract rests with the PCO, TRICARE Management Activity, Aurora, Colorado. The contractor will be provided copies of all delegation letters.

G-3. Contract Payment

a. Contract Payments Disbursed by TMA Aurora

(1) General

(a) The basis for payment to the contractor shall be the prices specified in Section B of this contract.

(b) Methods of Payment to the Contractor

[1] All payments made by the Government will be made by electronic funds transfer (EFT).

[2] Non-underwritten benefit payments will be facilitated by permitting the contractor to withdraw funds directly from the Federal Reserve. These draws must be based on approved contractor payments clearing the contractor’s bank account (less related deposits) as described in Chapter 3 of the TRICARE Operations Manual (TOM). TED data submissions for non-underwritten benefit payments shall be grouped into TED Vouchers by the ‘Batch/Voucher ASAP Account Number’ (defined in TRICARE Systems Manual, Chapter 2, Section 2.2) assigned by TMA Contract Resource Management (CRM).

(2) Invoices

(a) TEDs Supported Invoices. Submission of TEDs to TMA will be considered submittal of an invoice.

(b) Non-TEDs Supported Invoices

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CONTRACT ADMINISTRATION DATA

[1]Electronic invoices are the preferred method of submittal. The contractor can submit electronic invoices by accessing the TMA provided invoicing website, when available. The TMA website will provide electronic forms (e.g., Standard Form 1034) that can be completed and submitted on-line. Supporting documentation may be attached electronically.

[2] Non-TEDs supported invoices for Behavioral/Mental Health Initiatives task orders shall also be submitted to the TRICARE Regional Office Contracting Officer for approval prior to payment. Copies of the invoices shall still be submitted to TRICARE Management Activity – Aurora in accordance with the preceding paragraph.

(c) Non-TEDs supported invoices shall be sent to the Procuring Contracting Officer with copies provided to Resource Management and the Contracting Officer’s Representative (COR).

(d) Payments made on Non-TEDs supported invoices are considered interim payments.

(3) Payments

(a) Claims Processing CLINs – Electronic Claims and Paper Claims (see TOM Chapter 3, Section 9)

[1] Claims rate processing payments are based on TEDs being accepted provisionally or clearing all edits, whichever comes first. These are identified in the TEDs manual. Payments will be based on a claim rate times the number of claims clearing edits. Payments for claims the contractor receives within 120 calendar days following the cessation of health care delivery (for services rendered during the health care delivery period) are made based on the claim rate in effect during the health care delivery period immediately preceding transition-out. Since all claims must be processed within 180 calendar days, the Government will not pay the outgoing contractor the health care or administrative cost associated with claims not processed to completion within 180 calendar days from the cessation of health care delivery.

[2] Payment terms. Claims processing payments are paid 30 days from the date of the cycle that included the accepted or cleared TEDs. If cycle processing is delayed by TMA, this period will be shortened to account for TMA downtime.

[3] No separate invoices are required for claims processing payments based on the automated processes tied to claims clearing TEDs edits. However, invoices are required for non-automated payment requests, unless otherwise instructed by the Contracting Officer. If TEDs is not operating normally, see TOM Chapter 3 Section 9 paragraph 1.2.

[4] Claims processing payments procedures are the same for both underwritten and non-underwritten benefit claims.

(b) TRICARE Service Centers (TSCs). Invoice on a monthly basis for an entire month. Payment will be made 30 days after the end of the month invoiced or 15 days after the invoice has been received by TMA CRM and certified by an authorized Government official, whichever is later.

(c) Per Member per Month (PMPM). Invoice on a monthly basis for an entire month. Payment will be made 30 days after the end of the month invoiced or 15 days after the invoice has been received by TMA CRM and certified by an authorized Government official, whichever is later.

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CONTRACT ADMINISTRATION DATA

(d) Disease Management – Cost Reimbursement SLINs 0105AA, 0203AA, 0303AA, 0403AA, 0503AA, 0603AA, 0703AA, 0803AA, 0903AA, and 0903AB. Invoices shall separately identify costs associated with C-7.7.1.1. from those associated with C-7.7.1.2. Unless otherwise directed by the Contracting Officer, interim invoices should be submitted monthly to Defense Contract Audit Agency (DCAA) for approval with copies provided to RM and the CO. Final voucher will be submitted to the CO with a copy provided to RM and the COR.

(e) Disease Management – Fixed Fee. . Unless otherwise directed by the PCO, submit interim vouchers monthly to DCAA with copies provided to the PCO, RM and the COR.

(f) Award Fee. Payment will be made by TMA following determination of the Award Fee amount as specified in the corresponding clause in Section H.

(g) Contracting Officer Directed Travel. Submit invoice, with supporting documentation, following completion of travel. Supporting documentation shall include original receipts for airline tickets, hotels, rental cars and any miscellaneous expense over $75.00.

(h) Transition-In. Submit invoices on a monthly basis.

		Area 3/4	Area 6	Monthly Payment
2003	October	****		****
	November	****		****
	December	****		****

2004	January	****	****	****
	February	****	****	****
	March	****	****	****
	April	****	****	****
	May	****	****	****
	June	****	****	****
	July	****	****	****
	August	****	****	****
	September	****	****	****
	October	****	****	****

(i) Transition-Out. Submit invoice following completion of work.

(j) Underwritten Health Care Costs.

[1] General Description. Payment of underwritten health care cost claims will be made to the Contractor within five federal business days after the associated TEDS records are accepted provisionally or clear all edits, whichever comes first.

[2] Payment under this process are considered interim payments.

[3] The contractor will process underwritten health care claims and pay the provider or beneficiary from the contractor’s account.

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CONTRACT ADMINISTRATION DATA

[4] The associated underwritten health care cost TEDS will be submitted to TMA and will be considered submittal of an invoice. If some or all of the TED records fail edits, they will be returned to the contractor for corrective action. Those records that pass, at a minimum, validity edits will be included in an automated report which includes both amounts to be paid by the Government to the Contractor and amounts to be paid by the Contractor to the Government. TED data submissions for underwritten cost payments shall be grouped into TED Vouchers by contract line item number/fiscal year/region (contractor will use ‘Batch/Voucher ASAP Account Number’ (defined in the TRICARE Systems Manual, Chapter 2, Section 2.2) field in the voucher header to identify the contract line item number, the fiscal year funding associated with the line item, and the contract region. Batch/Voucher ASAP Account Number format for underwritten healthcare vouchers is: contract line item number identified in Section B of the contract (six positions), fiscal year of funding on the contract line item number (one position, NOTE: all underwritten contract line item numbers will have at least two fiscal years of monies associated with them), and a single digit region indicator (W=West, N-North & S=South contract)(e.g. if ASAP number = 1001AA4W then: CLIN=1001AA, fiscal year = 2004, & Region = West). For the period of October 1, 2006 through the end of the contract, all financially underwritten benefit payments must use BATCH/VOUCHER ASAP account number containing the underwritten CLIN (positions 1 through 6 of ASAP).

[5] TMA will disburse payment to the contractor based on the automated TED report. If the TEDS are credits which will result in a payment to the Government, collection will be made based on the same terms as payment for that respective contract line item number. (Credit must be applied back to the same sub-CLIN from which it came.)

[6] Submission of TEDS will be considered submission of an invoice. If TEDs is not operating normally, notification will be received from the Contracting Officer and the contractor may invoice for reimbursement of underwritten payments using a mutually agreed to method. Once TEDs is processing, all claims that have been held up will be processed and the exact amounts due to the contractor will be determined and will be offset by the disbursements made by the Government via the temporary public voucher process.

(k) Non-Underwritten Benefits

[1] General Description. Payment to the contractor for benefit payments will be facilitated by allowing the Contractor (through the Contractor’s financial institution) to draw money from the designated Federal Reserve Bank. These draws may only be done to cover payments that have been approved for release by TMA and are clearing the contractor’s financial institution on the day the draw is being accomplished. These draws must be reduced by deposits so the bank account will have close to a zero dollar balance at the end of each day.

[2] The contractor shall comply with the detailed instructions for these transactions outlined in the TOM, Chapter 3. Advance payments are not allowed. All payments must be for processed claims and approved prior to payment being issued. Unapproved payments will be immediately collected and subject the Contractor to penalties.

[3] TMA will disburse payment to the contractor based on the automated TED report. If the TEDS are credits which will result in a payment to the Government, collection will be made based on the same terms as payment for that respective contract line item number. (Credit must be applied back to the same sub-CLIN from which it came).

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[4] Types of Non-Underwritten Benefits

(i) TEDs Related Benefit Payments. These are payments to a provider or beneficiary supported by a TEDs submission to TMA. See TOM Chapter 3, Section 3. See Section H.1.a.(1) for a list of non-financially underwritten claims.

(ii) CAP/DME and other Non-TEDs Routine Payments. These are payments that cannot be supported by TEDs because they are based on more than one patient. See TOM Chapter 3, Section 4.

(iii) Non-Routine Payments and Vouchers. These are payments that are rare, unusual and will only be approved by the Contracting Officer due to exceptional circumstances. These are transactions that must be done manually. If a transaction can be done through TEDs or other standard procedures they must be done by those procedures – see TOM Chapter 3, Section 5.

(iv) Residual Claims. These are claims for service provided prior to the start of this contract. See TOM Chapter 1, Section 8.

[5] Claim processing payments will be made by TMA for TRICARE Europe active duty service member healthcare claims being paid by DFAS Europe.

(l) Benefit payments for TRICARE Europe active duty claims will be billed to DFAS Europe per instructions in the TRICARE Policy Manual, Chapter 12, Section 11.1, IV, 1.d(2).

(m) Underwriting Fee Payments

[1] Partial underwriting fee payments will be determined and paid in accordance with Section H.2.

[2] Interim underwriting fee payments will be determined and paid in accordance with Section H.3.

[3] Final fee will be determined and paid in accordance with Section H.1.

(n) Performance Guarantees. Collections will be made by withholding the determined amount from the next payment to the contractor.

b. Contract Payments Related to Military Treatment Facility (MTF) Enrollees.

(1) Underwritten payments will be made for MTF Prime Enrollees in accordance with G-3.a.(3)(j) above. Nonunderwritten payments will be made for MTF Prime Enrollees in accordance with G-3.a.(3)(k) above.

(2) Resource Sharing Task Order: The paying activity, invoicing and payment details will be specified in each Resource Sharing Agreement task order.

(3) Fee-for-Service Resource Sharing: Terms will be specified in each agreement. Notwithstanding TRICARE Operations Manual, Chapter 16, Section 2, Paragraph 3.1, task

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CONTRACT ADMINISTRATION DATA

orders are not applicable for fee-for-service Resource Sharing Agreements. See TRICARE Systems Manual, Chapter 2, Section 1.1, Paragraph 8 for process for reporting to TMA.

c. Clinical Support Agreement Program Invoices and Payments. Invoice and payment instructions will be identified on each individual task order.

G-4. ORDERING ACTIVITY

The following describes the ordering authority and procedures for the requirements contract line item numbers (CLINs) of this contract, which are the Per Member per Month and the Claims processing CLINs, and for the indefinite-quantity CLINs of this contract, which are the Clinical Support Agreement Program CLINs, Resource Sharing Agreement CLINs and Behavioral/Mental Health Initiatives CLINs.

Ordering Authority. The TMA-Aurora Procuring Contracting Officer (PCO) has authority to issue delivery orders or task orders under the requirements CLINs of this contract. Any authorized contracting officer in support of the military health system (MHS) has the authority to issue task orders under the indefinite-quantity Clinical Support Agreement CLINs of this contract. The Contracting Officer located at the Regional Office has the authority to issue task orders under the indefinite-quantity Resource Sharing CLINs and the Behavioral/Mental Health Initiative CLINS.

Ordering Procedures for the requirements CLINs. The PCO will issue delivery orders or task orders on DD Form 1155, Order for Supplies or Services. Orders may be placed by facsimile transmission, mail, or courier.

Ordering Procedures for the indefinite-quantity CLINs. Orders placed under the indefinite-quantity CLINs may be issued on DD Form 1155, Order for Supplies and Services. Orders for Resource Sharing Program Agreements may be on a non-personal services basis only. Orders for the Clinical Agreement Program may be on a personal services basis or non-personal services basis as indicated in TOM Chapter 16, Section 3, Paragraph 3.1.3. Task Orders issued on a personal services basis shall comply with DOD Instruction 6025.5, entitled Personal Services Contracts (PSCs) for Health Care Providers (HCPs), and shall contain the information stated in part 6.3 of the same DOD Instruction. All task orders will be performance based or receive appropriate approval in accordance with DFARS 237.170-3. Orders may be placed by facsimile transmission, mail or courier. A copy of the Clinical Support Agreement order shall be provided to the contracting officer identified in block 6 of the award document (SF 26) plus the Contracting Officer located at the Regional Office. A copy of the Resource Sharing Agreement order shall be provided to the contracting officer identified in block 6 of the award document (SF 26) plus the MTF who requested the Agreement. A copy of the Behavioral Mental Health Initiative task order shall be provided to the TMA-Aurora Procuring Contracting Officer.

G-5. MILITARY HEALTH SYSTEM (MHS) ELIGIBLE BENEFICIARIES

The Government will unilaterally determine the number of MHS eligible beneficiaries two times each option period, except for option VII and VIII, under the Per Member per Month contract line item numbers, once for the first six month period and once for the seventh through twelfth month. The Government will also make the same unilateral determination once for each option period VII and VIII. This will be done using an average of six of the seven previous months of

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eligible beneficiaries as reported by the MHS Data Repository in their monthly “Point-In-Time Extract” as adjusted by TMA (see Attachment 4). Using the number of MHS eligible beneficiaries, the Government will issue a delivery order for a six month period.

G-6. MILITARY HEALTH SYSTEM (MHS) TRICARE RESERVE SELECT ENROLLED BENEFICIARIES

The Government will unilaterally determine the number of TRICARE Reserve Select enrolled beneficiaries two times each option period, except for option periods VII and VIII, under the TRS Per Member per Month contract line item numbers, once for the first six month period and once for the seventh through twelfth month. The Government will also make the same unilateral determination once for each option period VII and VIII. This will be done using an average of six of the seven previous months of eligible beneficiaries as reported by the MHS Data Repository in their monthly “Point-In-Time Extract” as adjusted by TMA (see Attachment 4). Using the number of TRICARE Reserve Select enrolled beneficiaries, the Government will issue a delivery order for a six month period.

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SECTION H

SPECIAL CONTRACT REQUIREMENTS

H.1. Contractor Financial Underwriting of Healthcare Costs

a. General Discussion

(1) The Managed Care Support (MCS) contractor will underwrite the cost of civilian health care services (also referred to as “purchased care” which is defined as care rendered outside the Direct Care System) provided to all CHAMPUS eligible beneficiaries* residing in the contract area except:

– outpatient retail and mail order pharmacy services (on separate contracts)

– Active Duty/Supplemental including TRICARE Prime Remote for service members (SM) only (family members (FMs) are underwritten by the MCS contractor)

– Continued Health Care Benefits Program (CHCBP)

– Foreign/OCONUS Claims (all)

– Medicare dual-eligible TRICARE beneficiaries (separate contract)

– Cancer/Clinical Trials (for beneficiaries enrolled prior to 4/1/2008)

– Autism Sevices Demonstration

– Capital and Direct Medical Education Costs (CDME)

– In-Utero Fetal Surgical Repair of Myelomeningocele Clinical Trial Demonstration

– Bonus Payments in Medically Underserved Areas [Health Professional Shortage Areas (HPSA)]

– Capitol and Direct Medical Education Costs (CDME)

– TRICARE Reserve Select

– Custodial Care Transition Program (CCTP)

– Individual Case Management Program for Persons with Extraordinary Conditions (ICMP-PEC)

– Temporary Miltary Contingency Payment Adjustments (TMCPA)

– TRICARE Retired Reserve (TRR)

*	CHAMPUS-eligible beneficiaries are defined as those beneficiaries that meet the requirements in Title 10, United States Code, Chapter 55.

(2) The underwriting mechanism will consist of an underwriting fee which may be considered to be an underwriting premium associated with the risk assumed by the contractor. It will be subject to a fee-adjustment formula or “fee curve,” which allows for increases or decreases inversely related to the actual costs. There is potential for the contractor to earn a negative fee if the actual healthcare costs for a given contract year were significantly higher than a specified target cost for that year. The adjustment mechanism is described in the subsequent paragraphs.

b. Administration of Financial Underwriting by Contractor

(1) This paragraph defines and explains the mechanics and the administration process of the following:

– target healthcare cost

– target underwriting fee

– minimum and maximum fee

– formula to determine the underwriting fee within the minimum and maximum based on the relationship of actual costs to target costs (a “fee curve”)

– actual healthcare costs

Each of these parameters is explained below.

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SPECIAL CONTRACT REQUIREMENTS

(2) Target health care cost. The target health care cost for each period of health care delivery will be set as follows:

(a) The target cost for health care delivery in option period I under the contract is set forth in Section B (informational line item 011001). This target cost includes the purchased-care costs for non-TRICARE/Medicare dual-eligible CHAMPUS beneficiaries residing in the area, whether they are enrolled with an MTF PCM, a network PCM, or are non-enrolled. The target cost will not change except for definitized healthcare changes or other equitable adjustment.

(b) For option period II and subsequent periods, the Government and the contractor will negotiate the target cost before the start of each option period for the sub-line item numbers for underwritten healthcare and incorporate them in Section B of the contract. The target cost will be depicted at the informational sub-line items in each option period. The negotiation process shall begin with the submission of a proposal by the contractor not later than the first day of the seventh month of option periods I through VI and IX, with VII and VIII combined into one negotiation period. Once the target cost for the next year is established, the only adjustments that would be made for that year would be for negotiated healthcare changes, definitized healthcare change orders, other equitable adjustment healthcare change orders issued after the completion of the negotiations that affect the year just negotiated. If an agreement cannot be reached on the target cost by 30 days before the start of the next option period, the option will be exercised using the prior option period’s target cost as specified in Section B as the estimated target cost in Section B. A target-setting formula will be used to determine the target cost. This formula will set the target for the option period retroactively 12 to 18 months after that option period is completed. The contractor will continue to receive payments for underwritten health care costs as addressed in Section G, “Payments”, and a portion of fee as addressed in Section H-2, “Partial Payment of Underwriting Fee during Performance”.

(c) The retroactive target cost is calculated as follows:

– actual underwritten CHAMPUS health care costs in the area in the previous option period is multiplied by the national trend factor for underwritten CHAMPUS healthcare costs from the beginning of the previous year up to the end of that year.

(3) Target Underwriting Fee

The term, “target underwriting fee” is equivalent to target fee. The target underwriting fee for all option periods is established at contract award using the contractor’s proposed dollar amount for the initial contract award as set forth in Section B. When the parties negotiate the target cost for option period II and/or subsequent periods, the parties will apply the fee percentage proposed at contract award (for the relevant time period) to the negotiated target cost to determine the actual target fee. In the event the parties are unable to negotiate the target cost for option period II and/or subsequent periods, the target underwriting fee will be the dollar amount established at contract award. For option period VI through VIII, the the fall-back process is retained, but the dollar amount for use in the “fall-back” formula established at contract award is deterined as follows:

“For option VI, the fixed target fee to be used in the fall-back formula would be set at the level of the option V negotiated target fee (as modified by any subsequent change-orders not already considered in the negotiated amount) accelerated to option VI at the same annual rate as proposed by HMHS for the acceleration of its fixed-fee amounts from option II through option V

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(****). For option VII, which is a six-month option period, the fixed fee amount would be set at half of the option VI fixed fee, accelerated at the same annual rate for a period of 9 months (from the mid-point of option VI, to the mid-point of option VII) ,resulting in a multiplicative factor of **** from option VI to option VII. For option VIII,which is also a six-month option period, the option VII fixed fee would be accelerated at the same annual rate for an additional six months (from the mid-point of option VII to the mid-point of option VIII), resulting in a multiplicative factor of **** from option VII to VIII. The multiplicative factors will be rounded to four decimal places. Based on this procedure and the current negotiated target fee for option V ($****), the following fixed fee amounts would apply for option VI - $****, option VII - $****and option VIII - $****. For option IX the fixed target fee to be used in the fall back formula will be set at the level of the total option VII and VII target fee amount of $****accelerated to option IX at an annual rate of******** for a total target fee amount of $****.

The target underwriting fee is then only adjusted by negotiated healthcare changes, definitized healthcare change orders, or other equitable adjustments. The parties agree to utilize the same fee percentage proposed for the initial award in these negotiated adjustments.

(4) Minimum and Maximum Fee

The minimum and maximum are as follows:

(a) The minimum fee that may be realized by the contractor will be negative 4 percent of the target cost for each contract year.

(b) The maximum fee that may be realized by the contractor will be 10 percent of the target cost for each contract year.

(5) Fee Determination

The underwriting fee will be determined using the fee adjustment formula as follows:

(a) When underwritten actual costs are less than the target cost, the fee will be the lesser of two amounts: (1) the target fee plus **** of the difference between the target cost and the actual cost, or (2) the maximum fee amount.

(b) When underwritten actual costs exceed the target, the fee will be the greater of two amounts: (1) the target fee plus **** of the difference between the target cost and the actual cost (a negative number), or (2) the minimum fee amount (a negative number).

(c) Mathematically, this formula may be expressed as:

Target Fee + ****(Target Cost – Actual Cost)

The final determination of fee will occur approximately 12 to 18 months after the end of the option period to which it applies. This final determination will be based on underwritten TEDs accepted by TMA through the ninth month (Option Periods I and II) and through the sixth month (Option Periods III through the end of the contract), after the end of the option period. However, prior to the fee determination, the Government will determine an interim fee approximately three months after the end of the option period to which it applies based on the available TED data

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and the Government’s estimate to completion. Partial and final payment of the fee will be conducted in accordance with H- 2 and
H-3.

(6) Actual Underwritten Healthcare Costs.

Actual underwritten costs for fee determination purposes will be measured from TRICARE Encounter Data (TEDs) accepted by the Government, less unallowable costs determined by audits, and estimated to completion (by the Government). The actual costs will include resource-sharing costs and any other valid, underwritten health-care costs not reported on TEDs, but previously agreed upon by the Government. Healthcare cost details and clarifications include:

(a) Underwritten costs. The target and actual costs will both include all non-TRICARE/Medicare dual-eligible CHAMPUS eligible beneficiaries enrolled with MTF PCMs in addition to all network-enrolled and non-enrolled non- TRICARE/Medicare dual-eligible beneficiaries.

(b) Local Military Treatment Facilities (MTFs) will have control over all beneficiaries who enroll in TRICARE Prime with an MTF Primary Care Manager (PCM). These enrollees will include Active Duty Service Members (ADSMs) as well as CHAMPUS–eligible beneficiaries. Only those dollars expended for Non-TRICARE/Medicare dual-eligible CHAMPUS beneficiaries will be accumulated as actual healthcare costs to be compared with the target cost for the period.

(c) Enrollment Fees. Enrollment fees collected by the contractor are considered part of the administrative price and are not considered in the determination of the target cost or the actual cost of healthcare under the contract.

(d) Medical Management Costs. The costs of medical-management activities, such as case management, disease management, and utilization management are not considered as healthcare costs.

(e) Capitated Arrangements. Capitation arrangements are prohibited.

H.2. Partial Payment of Underwriting Fee during Performance

In addition to the requirements and procedures specified in this section regarding interim and final health care underwriting fee determination, the Government will make partial payments against the target fee as specified below.

a. During performance of each option period, the Government will pay the contractor, on a monthly pro-rated basis, an amount equal to **** of the target fee.

b. Interim and final determination of fee for the base period and each subsequent option period will be in accordance with paragraphs H.1. and H.3.

H.3. Interim Fee Determination

a. If the interim fee calculation described in H.1. indicates that a positive fee will be earned upon final determination, the Government will pay the contractor an amount equal to 90% of the interim fee for that period. This will be paid in a lump sum to the contractor; less any partial fee

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payments made for that period. The final balance for fee will be paid 12-18 months after the contract period in accordance with the final fee determination scheme.

b. If the interim fee calculation indicates that a negative fee will be earned upon final determination, no interim fee payments will be made. Final fee determination will be made in accordance with paragraph H.1.

H.4. Resource Sharing

a. Resource sharing is an alternative means of satisfying the purchased-care needs of non-TRICARE/Medicare dual eligible CHAMPUS beneficiaries and is a tool that may be used by the Parties to reduce purchased-care and overall underwritten expenditures. All resource sharing agreements (See the TRICARE Operations Manual, Chapter 16) shall be cost effective to the Government and the contractor.

b. Any allowable resource-sharing expenditure will be reimbursed and will count as actual underwritten healthcare.

c. Although resource sharing is intended primarily to provide care to underwritten CHAMPUS-eligible beneficiaries, when a resource sharing asset provides care to non-underwritten beneficiaries, the costs of providing such care is counted as actual underwritten costs for fee determination, just like resource sharing expenditures for underwritten beneficiaries.

d. There will be no need to account for the number of Military Treatment Facility outpatient visits or admissions enabled by resource sharing for purposes of determining contract payments, which is separate from the progress reports required under TRICARE Operations Manual, Chapter 15, Section 3. See TRICARE Systems Manual, Chapter 2, Section 1.1, Paragraph 8 for process for reporting Fee-for Service to TMA.

H.5. Allowable Health Care Cost and Payment

a. The purpose of this clause is to define reimbursable healthcare costs and to clarify how healthcare costs apply to FAR clause 52.216-7, “Allowable Cost and Payment”. This clause does not apply to reimbursable costs associated with the disease management administrative services contract line item number. This clause does not substitute any portion of, and does not make changes to FAR 52.216-7.

“Healthcare costs”, as used in this clause, are direct healthcare costs that are underwritten by the contractor.

“Allowable cost”, as used in this clause and FAR 52.216-7 are healthcare costs that include both provisionally and fully accepted TEDs records. These costs are reimbursed with obligated funds dispersed under this contract. A submission by the contractor to the TEDs system alone does not make it an allowable cost.

Non-underwritten “costs” are costs to the Government, and are not costs to the contractor. Non-underwritten “payments” are draws of funds directly from the Federal Reserve by the contractor or disbursed by TMA to the contractor. These draws are not considered payments to the

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contractor, and not considered a reimbursement of allowable health care costs from funds obligated on the contract.

b. A submission to TEDs as described in the TRICARE Operations Manual is considered an acceptable invoice or voucher required in accordance with FAR 52.216-7(a)(1).

c. Due to the nature of health care costs, the portions of FAR 52.216-7 that relate to materials, direct labor, direct travel, other direct costs, indirect costs, incidental expenses, and pension plan contributions are not applicable. As such, any portions of FAR 52.216-7 that relate to indirect cost rates and billing rates are not applicable.

d. In reference to FAR 52.216-7 (g), “audits”, as used in this clause includes audits on statistically valid samples. The audit results will be applied to the entire universe from which the audit sample was drawn to determine total unallowable costs. Overpayments made by the contractor, whether found in an audited sample or audit results applied to the entire universe from which the sample was drawn, are unallowable costs. The Contracting Officer will notify the contractor of intent to disallow costs in accordance with FAR 52.242-1, Notice of Intent to Disallow Costs.

Underpayments made by the contractor that are found in an audit are not used to offset overpayment adjustments.

e. In reference to FAR 52.216-7 (h)(2), the Contracting Officer will not approve contractor’s expense to secure refunds, rebates, credits, or other amounts (including incentives), as allowable costs for reimbursement under the costreimbursable line items, including health care line items.

H.6. Evolving Practices, Devices, Medicines, Treatments and Procedures

a. Medical practices and procedures are expected to continue developing during the period of this contract. Some will increase and some will decrease the cost of medical care. These changes will include practices, devices, medicines, treatments and procedures that previously were excluded from the benefits as unproven. There shall be no change in the Target Cost or Target Fee as a result of changes in the approval status of drugs, devices, medical treatments and medical procedures. The contractor underwrites all costs of all drugs covered under this contract, devices, medical treatments or medical procedures that move from unproven to proven. Changes caused by changes in the statutory definitions of the benefit or new benefits added by statute will be implemented under the Changes clause.

b. TRICARE can only cover costs for medically necessary supplies and services. Regulatory procedures are in place at 32 C.F.R. 199.4(g)(15) that describe the procedure for evaluating the safety and efficacy of unproven drugs, devices, medical treatments, or medical procedures. The contractor shall be responsible for routinely reviewing the hierarchy of reliable evidence, as defined in 32 C.F.R. 199.2, and shall bring to the Government’s attention drugs, devices, medical treatments, or medical procedures that they believe have moved from unproven to proven in a written report to the Government in accordance with F-5.

H.7. Integrated Process Teams

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The Government may develop major contract and program changes through Integrated Process Teams (IPTs). This provision describes the contractor’s participation in this process. The contractor will provide the appropriate personnel (as agreed to by the Contracting Officer and the contractor) to serve on IPTs to develop and/or improve the technical, business, and implementation approach to any and all proposed TRICARE program contract changes within 14 calendar days after notification by the Contracting Officer. The contractor will participate in the entire process with the Government team from concept development through incorporating the change into the contract. This process includes developing budgetary cost estimates, requirement determination, developing rough order of magnitude cost estimates, preparing specifications/statements of work, and establishing a mutually agreeable equitable adjustment to the contract price as a result of incorporating the change (including pricing, negotiations, etc). IPTs will not be formed for all contract changes, but generally will be formed for complex, system-wide issues. The contractor shall participate in all required meetings as determined by the Government team leader, regardless of how they are held (in person, via teleconference, by video-teleconference, or through electronic conferences within the TMA web site). The frequency and scheduling will vary depending on the topic.

H.8. Performance Guarantee

a. The performance guarantee described in this provision is the contractor’s guarantee that the contractor’s performance will not be less than the performance standards described below. The rights of the Government and remedies described in the Performance Guarantee provision are in accordance with, and in addition to all other rights and remedies of the Government. Specifically, the Government reserves its rights and remedies set forth in the Inspection of Services clause (FAR 52.246-4, 52.246-5) and the Default clause (FAR 52.249-8, 52.249-6).

b. The contractor guarantees that performance will meet or exceed the standards in this provision. For each occurrence the contractor fails to meet each guaranteed standard, the Government will withhold from the contractor the amount listed in the schedule below. Performance guarantee withholds will continue until the guarantee amount for the respective option period is depleted or the contractor’s performance improves to meet or exceed the standard. Performance will be measured as specified below. The contractor will be notified and withholds made on a quarterly basis. For the purposes of this provision, the term “performance standard” is defined as the contract standards that are restated in this provision.

c. Performance Guarantee Amounts:

Option Period I $ ****

Option Period II $ ****

Option Period III $ ****

Option Period IV $ ****

Option Period V $ ****

Option Period VI $****

Option Period VII $****

Option Period VIII $****

Option Period IX $****

d. Telephone Service (Busy Signals)

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Standard: Not less than 95% of all calls shall be received without the caller encountering a busy signal

A performance guarantee shall be applied as follows:

Based on the contractor’s monthly report, the Government will withhold a performance guarantee amount of $0.50 per blocked call in excess of the standard (not less than 95% of all calls shall be received without the caller encountering a busy signal). For example, if 92% of calls are received but 8% are blocked by a busy signal, then a performance guarantee equal to 3% of the calls [3% represents the difference between the actual number of blocked calls and the standard] will be assessed. If 3% equates to 100 calls, the performance guarantee withhold will be $50.00 or 100 times $0.50. The blockage rate shall be determined no less frequently than once per hour.

“All calls” is defined as any call to any contractor operated TRICARE customer service telephone number. Customer service shall be interpreted in the broadest terms including, but not limited to, telephone calls from beneficiaries, providers, Government representatives, and interested parties about general program information, network providers, enrollment, eligibility, benefits, referrals, preauthorization’s/authorizations, claims, complaints, processes and procedures.

e. Telephone Service (Total Hold Time)

Standard: 95% of all calls shall not be on hold for a period of more than 30 seconds during the entire telephone call A performance guarantee shall be applied as follows:

If performance falls below the standard for each individual call that has a total hold time of more than 30 seconds based on the contractor’s monthly report (calls exceeding the 30 second total hold time divided by total calls received during the month), the Government will withhold a performance guarantee amount of $0.50. For example, if only 92% of calls that have a total hold time of 30 seconds are less, the actual number of calls failing the 95% standard will be assessed a performance guarantee. In this example, the difference equals 3%. If 3% of calls equates to 100 calls not meeting the 30 second total hold time standard, the performance guarantee withhold will be $50.00 or, 100 times $0.50.

f. Claims Processing Timeliness (Retained Claims and Adjustment Claims)

Standard: Not less than 95% of retained claims and adjustment claims processed shall be completed within 30 calendar days from the date of receipt

A performance guarantee shall be applied as follows:

If the contractor fails to meet the standard, the Government will withhold a performance guarantee amount of $1.00 per retained claim in excess of the 95% standard. For example, if only 91% of retained claims are processed within 30 calendar days, a performance guarantee will be assessed equal to 4% of the claims processed that month. The 4% represents the difference between the actual performance of 91% and the standard of 95%. If 4% equates to 600 claims, the performance guarantee withhold will be $600.00 or 600 times $1.00. The number of claims failing to meet the standard will be determined monthly based on the TMA TED database.

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g. Claims Processing Timeliness (Retained Claims)

Standard: 100% of retained claims shall be processed to completion within 60 calendar days

A performance guarantee shall be applied as follows:

If the contractor fails to meet the standard of 100% of retained claims processed to completion within 60 days, the Government will withhold a performance guarantee amount of $1.00 per retained claim not meeting the standard. For example, if actual performance is 99% of retained claims processed to completion within 60 days, the contractor will be assessed a performance guarantee equal to 1% (the difference between the contractor’s actual performance and the standard. If 1% equates to 100 claims, the withhold will be $100.00, or 100 times $1.00. The number of claims failing to meet the standard will be determined monthly based on the TMA TED database.

h. Claims Processing Timeliness (Excluded Claims)

Standard: 100% of all claims shall be processed to completion within 120 calendar days.

A performance guarantee shall be applied as follows:

If the contractor fails to meet the standard and falls below the standard of all claims processed to completion within 120 calendar days, the Government will withhold a performance guarantee amount of $1.00 per claim not meeting the standard. For example, if 1% (the difference between the contractor’s actual performance and the standard) of all claims are not processed to completion within 120 calendar days from the date of receipt, and that equates to 1,000 claims, the performance guarantee amount will be $1,000.00 or, 1,000 times $1.00. The number of claims failing to meet the standard will be determined monthly based on the TMA TED database. The Government will assess a performance guarantee amount monthly until the claim is processed to completion.

i. Payment Errors

Standard: The absolute value of the payment errors for sampled TEDs (initial submissions, re-submissions, and adjustments/cancellation submissions) shall not exceed 2%.

A performance guarantee shall be applied as follows:

If payment errors exceed the standard, the Government will withhold 10% of the value of payment errors exceeding the 2% standard. The Government will not net errors as a result of overpayments and underpayments. Rather, the Government will withhold a performance guarantee amount equal to 10% of the sum of all payment errors in excess of the standard. This amount will be based on the actual claims audited in the quarterly TMA audits as specified in Section H.

j. TED Edit Accuracy – Validity Edits

Standard: The accuracy rate for TED validity edits shall be not less than: 95 % after six months of performance during the first option period and 99% after nine months and thereafter during the entire term of the contract

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A performance guarantee shall be applied as follows: If the contractor fails to meet the standard and falls below either of the two standards of 95 % after six months or 99 % after nine months, a performance guarantee amount of $1.00 for each TED record not meeting the standard will be withheld.

For example, if only 90% of all TEDs pass validity edits after six months, then a performance guarantee amount equal to 5% of all TEDs failing the edits during the quarter will be withheld (5% equals the difference between the contractor’s actual performance and the standard in this example). If 5% equates to 1,000 TEDs, the performance guarantee amount will be $1,000.00 or 1,000 times $1.00. The number of TEDs failing to meet the standard will be determined monthly based on the TMA TED database.

k. TED Edit Accuracy – Provisional Edits

Standard: The accuracy rate for provisional edits shall not be less than: 90 % after six months of performance during the first option period and 95 % after nine months and thereafter during the entire term of the contract

A performance guarantee shall be applied as follows: If the contractor fails to meet the standard and falls below either of the two standards of 90 % after six months or 95 % after nine months, a performance guarantee amount of $1.00 for each TED not meeting the provisional edit standard will be withheld. For example, if only 85% of all TEDs pass provisional edits after six months, a performance guarantee equal to 5%, or the difference between the contractor’s actual performance and the standard, will be assessed.

If, as in this example, 5% equates to 1,000 TEDs, the performance guarantee will be $1,000.00 or 1,000 times $1.00. The number of TEDs failing to meet the standard will be determined monthly based on the TMA TED database.

l. Contractor Network Adequacy

Standard: Not less than 96% of contractor referrals of beneficiaries residing within a Prime service area shall be to a MTF or network provider with an appointment available within the access standards. Based on the contractor’s monthly report, a performance guarantee shall be applied as follows for referrals failing the standard:

if less than 96% and more than or equal to 93% $25.00 per referral*

if less than 93% and more than or equal to 91% $50.00 per referral*

if less than 91% and more than or equal to 90% $75.00 per referral*

if less than 90% $100.00 per referral*

*	The withhold will be based on the difference between the contractor’s actual performance and the standard.

For purposes of this provision, a referral is the offer of an appropriate appointment within the access standards. If the beneficiary elects not to accept the offered appointment, the contractor has met the standard. In determining the performance guarantee, the applicable amount will be determined based on the offeror’s actual performance. For instance, if the contractor’s actual performance is 90%, the performance guarantee will equal $75 per referral in excess of 96%. In

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this example if 5% equals 1,000 referrals failing the standard, the performance guarantee will equal $75,000. It is critical that the contractor recognize that the highest per referral withhold will be applied to all referrals failing the standard. The Government will not stratify the performance guarantee based on the above.

m. Specialty Care Referral Consultation Reports

Standard: The contractor shall ensure that network specialty providers submit clearly legible specialty care referral consultation reports, for all contractor approved “eval only” and “eval and treat” MTF referrals which require a consult report.

When the contractor receives a referral request from the MTF, the request will be processed one of the following ways:

•	Approved

•	Denied (denied due to non-covered benefit or lack of documented medical necessity)

•	Pended (referral approval/denial determination is in progress)

•	Returned to the MTF for more information (future approval or denial)

•	Cancelled, returned to the MTF as “no referral needed for type of care”

All approved referral requests are entered into Medical Services Review (MSR) and await the receipt of a claim and consult report. The referrals will be designated “eval only” or “eval and treat”. “Eval and treat” is the default, if not specified based upon the request from the MTF provider, as outlined in the CORE MOU. The contractor will record the type of referral upon receipt of the orders from the MTF provider. This designation will remain for the life of the referral. The contractor will designate in MSR which referral requires a consult report in accordance with Section C- 7.2.2, as further detailed by the rule set agreed to by the contractor and TRO-S. The contractor will display on the Web the status of each request sent to the contractor by the MTF provider. This includes all MTF referrals, whether the referral was approved, denied or cancelled. Approved MTF referrals which require a consult report will be tracked and the contractor will provide the MTF the ability to request an “expedited chase” for clinically significant consult reports not delivered within timeliness standards (see Section C-7.2.c.). The display will be arranged by the month the referral was processed and identify the following:

•	Service NOT rendered (no evidence of kept appointment, claim, or a return consult)

•	Service rendered-closed (kept appointment confirmed and/or claim verified; consult received)

•	Service rendered-open (kept appointment confirmed and/or claim verified; consult not received).

Performance Guarantee (PG) Calculation/Measurement

Performance Guarantee calculation of specialty care referral consultation reports performance will be done quarterly based on the contractor’s sum of three month’s worth of monthly calculations. On the 15th of each month the monthly reporting will be delivered. For Option Period III the first monthly performance guarantee report will be delivered on October 15, 2006, covering April 2006 referrals. In December 2006 the first quarterly guarantee report for Option Period III will be delivered covering April, May and June of 2006. For subsequent Option Periods, the monthly performance guarantee report will be delivered on the 15th of the month

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and the quarterly assessment on the contractor’s sum of three month’s worth of monthly calculations.

10 working day standard:

“Eval only”: Consult returns shall be provided to the MTF within 10 working days of the specialty encounter 98% of the time. Computation of this performance guarantee will be accomplished by using the last date of service of the referred care as the trigger date. A performance guarantee will be withheld for each report not provided within the standard in the amount of:

$25.00 per missing report in Option Period III

$50.00 per missing report in Option Period IV

$75.00 per missing report in Option Period V, and any exercised extension after Option Period V

For example, if 96% of reports are provided to the initiating MTF within 10 working days of last date of service for the rendered care by network specialty physician providers during Option Period III, and 100 reports are required, the Government will withhold $50 ($25 x 2 missing/late reports not meeting the 98% standard). If neither evidence of an appointment kept nor a claim has been submitted nor a consult report has been received within the 5 month period, no performance guarantee is assessed, and the referral is presumed to represent a beneficiary who did not fulfill an appointment as a result of the referral.

30 calendar day standard:

(a). “Eval only”: Consult returns shall be provided to the MTF within 30 calendar days of the specialty encounter 100% of the time. Computation of this performance guarantee will be accomplished by using the last date of service of the referred care as the trigger date, and applying one of the following assessment criteria:

i. When the consult return percentage is less than 98%, the performance guarantee penalty will be computed by multiplying the total expected by 2% and then multiplying by the performance guarantee amount.

ii. When the consult return percentage is greater than 98%, the performance guarantee penalty will be computed by subtracting that actual achieved percentage from the 100% standard, then multiplying the difference by the total expected consults. The results should then be multiplied by the performance guarantee amount.

A performance guarantee will be withheld for each report not provided within the standard in the amount of:

$25.00 per missing report in Option Period III

$50.00 per missing report in Option Period IV

$75.00 per missing report in Option Period V, and any exercised extension after Option Period V

(b.) “Eval and treat”: Consult returns shall be provided to the MTF within 30 calendar days of the specialty encounter 100% of the time. Computation of this performance guarantee will be

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accomplished by using the initial date of service of the referred care as the trigger date. A performance guarantee will be withheld for each report not provided within the standard in the amount of:

$25.00 per missing report in Option Period III

$50.00 per missing report in Option Period IV

$75.00 per missing report in Option Period V, and any exercised extension after Option Period V

For example, if 95 reports are provided within 30 calendar days of the initial “eval and treat” visit by network specialty physician providers during Option Period III, and 100 reports are required, the Government will withhold $125 ($25 x 5 missing/late reports not received within 30 calendar days). If neither evidence of an appointment kept nor a claim has been submitted nor a consult report has been received within the 5 month period, no performance guarantee is assessed, and the referral is presumed to represent a beneficiary who did not fulfill an appointment as a result of the referral.

H.9. Award Fee

The award fee will be administered quarterly following the completion of each contract quarter in accordance with the award fee plan. The award fee pool is prorated into two quarters in option period I, VII and VIII and into four equal amounts for the remaining option years, as shown in Section B. Awarded portions are disbursed quarterly in accordance with the award fee plan. Unawarded portions of the award fee pool are not available for any subsequent period. The results of the Government administered surveys will be considered in determining the award fee and that any contractor administered survey results are specifically excluded from consideration.

H.10. Processing of Newborn Claims

For those newborns who are covered under the 60 day “deemed enrollment” benefit, the contractor shall code these claims as civilian PCM Prime until a formal enrollment action or the end of the 60 day period, whichever is earlier. If the newborn is formally enrolled during this 60 day period, for claims incurred after the formal enrollment the contractor shall code the claims according to the formal PCM assignment. If the newborn is not formally enrolled after the 60 calendar day period, for claims subsequently incurred after the 60 days the contractor shall process these claims as a non-enrolled beneficiary, applying the appropriate TRICARE cost shares and deductibles. Note that this PCM coding approach during the “deemed enrollment” period does not affect the status of these newborns for purposes of the contract’s underwriting provisions, as underwriting applies to eligible newborns regardless of their enrollment or CM status. Similarly, this PCM coding approach during the “deemed enrollment” period does not change TRICARE policy regarding the actual payment of the claim from a beneficiary or provider perspective.

H.11. Claim Cycle time and Audit Methodology

a. Claim Cycle Time Measurement.

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The Government will calculate the claim cycle time based on data submitted on TRICARE Encounter Data (TEDs). The cycle time is calculated as one plus the difference between the Julian date that the claim or adjustment claim was processed to completion and the Julian date of receipt or the Julian date the claim was identified as an adjustment. Only a single cycle time will be calculated per claim. This cycle time will be calculated using all unedited TEDs initial submission vouchers (Voucher Resubmission Number equals zero) which are received by TMA during each quarter and which pass the voucher header edits. TEDs in vouchers which fail the voucher header edits or which are otherwise unprocessable as submitted by the Contractor and TEDs in resubmission vouchers (Voucher Resubmission Number is greater than zero) will be excluded from the claim cycle time calculation.

(1) Quarterly Healthcare Audit - Claim Audit Sampling and Error Determinations

(a) Sampling Methodology

Sample means will be used as point estimates of payment and occurrence errors. There will be two kinds of payment samples, one for non-denied claims and one for denied claims. The design of non-denied payment and the occurrence samples utilizes a ninety percent (90%) confidence level, while the denied payment sample design uses an eighty percent (80%) confidence level. Precision estimates are 1.0 percent (1%) for the non-denied payment sample, 2.0 percent (2%) for the denied payment sample, and 1.5 percent (1.5%) for the occurrence sample. The non-denied payment sample will be drawn from all records with government payments of $100 to $100,000. In addition, all records with a government payment of $100,000 and over will be audited. The denied payment sample will be drawn from all records with billed amounts of $100 to $100,000. In addition, all records with billed amounts of $100,000 and over will be audited. The non-denied and denied payment samples will be stratified at multiple levels within the $100 to $100,000 range. Samples will be drawn on a quarterly basis from TED records which are fully or provisionally accepted. Records to be sampled will be “net” records (i.e. the sum of transaction records available at the time the sample was drawn related to the initial transaction record). TED records in voucher batches which fail any validity edits or which are otherwise unprocessable as submitted by the contractor will be excluded from the sampling frame.

(b) Required Contractor Documentation.

[1] Upon receipt of the TEDs Internal Control Number (ICN) listing from TMA or designated audit contractor, the Contractor shall retrieve and compile processing documentation for each selected claim. The Contractor shall submit one legible copy of each claim and the following required documents via registered mail, certified mail or similarly guaranteed delivery service. All documentation must be received at TMA or designated audit contractors within 30 calendar days from the date of the TMA or designated audit contractors letter transmitting the ICN listing:

(i) Claim-related correspondence when attached to claim or related to the adjudication action, such as status inquiries, written and/or telephone, development records, other telephone conversation records.

(ii) Other claim-related documentation, such as medical reports and medical review records, coding sheets, all authorization and referral forms and their supporting documentation, referrals for civilian medical care (SF Forms 513 or 2161), other health insurance and third party liability documents, discounted rate agreements to include the following information: 1) provider name, 2) provider identification number, 3) effective and termination dates of agreements; and 4)

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negotiated rate or fee schedule and such other documents as are required to support the action taken on the claim.

(iii) A copy of the EOB (or EOB facsimile) for each claim selected.

(iv) The contractor shall send via electronic data input on a 3480 cartridge the current family history (15 to 27 months) for each selected claim. This electronic data containing all required data fields must be received by TMA or designated audit contractor within 30 calendar days from the date of the TMA or designated audit contractor letter transmitting the ICN listing.

[2] Payment errors or occurrence errors will be assessed if the Contractor does not provide the above claim-related documents or if the documents provided are not legible. The Contractor has the option of submitting the original document in those cases where the copy is not legible. TMA or designated audit contractors will return original documents upon completion of the audit process.

(c) Additional Data to be Furnished by the Contractor.

[1] Description of data elements by field position in family history file printout. Initial submission to TMA is due by the commencement of claims processing and revisions as they occur.

[2] Claim adjudication guidelines used by processors; automated prepayment utilization review screens; automated duplicate screening criteria and manual resolution instructions shall be submitted to TMA by the commencement of claims processing.

[3] Unique internal procedure codes with narrative and cross-reference to approved TRICARE codes and pricing manuals used in claims processing. Initial submission to TRICARE is due by the commencement of claims processing and revisions as they occur, but not later than the 5th work day of the month following the change.

[4] Specifications for submission of the provider and pricing files are described in the TEDs System Manual. Initial submission to TMA is due by the commencement of claims processing and updates to the files are to be submitted as specified in the TEDs System Manual.

(d) Payment Error and Process Error Determinations.

[1] There are two categories of payment errors: (1) a payment error which cannot be removed by contractor post payment processing actions and (2) a payment error which can removed by contractor post payment processing actions (see list of audit error codes defining payment error categories). Payment errors which can be removed by contractor post payment actions will also be assessed a process error at audit. If contractor post payment actions substantiate the initial processing decision, the payment error will be removed but the process error will remain. If the initial processing action is not substantiated, both the payment and the process error will remain. Claims containing process errors will not affect payment or occurrence error rates, but will be used as a performance indicator.

[2] Payment errors are the amount of over/under payments on a claim, including but not limited to a payment in the correct amount but sent to the wrong payee, denial of a payable claim, misapplication of the deductible, payment of a noncovered service/supplies, or services/supplies

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for which a benefit determination cannot be based on the information available at the time of processing. Process errors result from: noncompliance with a required procedure or process, such as development required but not performed, medical emergency not substantiated, medical necessity review not evident and are cited in conjunction with a payment error. Process error determinations are based on the claim information available and those processing actions which have passed the TMA TED Validity edits up to the time the audit sample is pulled.

[3] Payment errors which may not be removed by Contractor post payment actions (see audit error categories) are based only on the claim information available and those processing actions which have passed the TMA TED Validity edits up to the time the audit sample is pulled. Actions and determinations occurring subsequent to the date the audit sample is pulled or actions and determinations which have not passed the TMA TED Validity edits are not a consideration of the audit regardless of whether resolution of a payment error results. Because adjustment transactions are not allowed on total claim denials, subsequent reprocessing actions to the denied claim which occur prior to the date the audit sample is pulled will be considered during the audit.

[4] The measure of the payment error is the TED record. The audit process (for the payment samples) projects universe value based on the audit results. The samples (non-denied and denied) are separately projected to the universe of claims for each quarter. The results of these projections are then combined into the following categories: total number of claims in the universe, government payment estimation, correct government payment, error amount and the estimated error percent in the universe of claims.

[5] All incorrectly coded financial fields on a TED are considered to be occurrence errors regardless of whether associated errors exist.

(e) Computation of the “Total Amount Billed” for Denied Claims.

[1] For treatment encounters for which no per diem, negotiated rate or DRG-based amount applies for consideration of payment, the “total amount billed” is the actual amount billed on the claims. This applies to treatment encounters involving services from DRG-exempt hospitals and hospital units, those involving DRG-exempt services and those which would otherwise be subject to the DRG-based payment methodology but for which a DRG allowed amount cannot be computed, regardless of whether or not these claim are paid;

[2] For treatment encounters subject to the TRICARE per diem payments, negotiated rate, or the DRG-reimbursement methodology, the “total amount billed” is the correct per diem, negotiated rate, or DRG-based allowable amount including any applicable outlier amounts.

[3] If a claim is selected for audit and the Contractor cannot produce the claim or the claim provided is not auditable, a 100 percent payment error based upon the total amount billed will be assessed. For health care services records which do not represent a legitimate condition requiring submission of a record as defined in the TRICARE Systems Manual, a 100 percent error will be assessed. The payment error amount will be based upon the total amount billed. This condition is considered to be an unsupported TED.

(f) TED Occurrence Error Determination

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[1] The TED occurrence error rate is defined as the total number of errors divided by the total number of data fields in the sample times 100.

[2] Occurrence errors determinations are based on only the claim information available and those processing actions taken at the time of adjudication. Actions and determinations occurring subsequent to the processed date of an audited claim, such as obtaining other health insurance documentation, adjusting a claim to correct financial or other data fields, or developing for required information not obtained prior to processing, are not a consideration of the audit regardless of whether a resolution of the incorrectly coded TED results.

[3] Occurrence errors result from an incorrect entry in any data field of the TED. There are no exceptions. Any error, including errors in financial fields, shall be counted as occurrence errors.

[4] Some TED error conditions are not attributable to any one specific data field but apply to the record as a whole or to certain parts of the record. In addition to erroneous data field coding, the following error conditions involving incorrect or unsupported records will result in occurrence errors being assessed as indicated. Following are error conditions and the associated number of occurrence errors assessed with each condition; payment error codes that post payment actions do not apply; payment error codes that post-payment actions do apply, and process error codes.

ERROR CONDITION	NUMBER OF ERRORS
Unlike Procedures/Providers Combined (Noninstitutional Record)	7 errors for each additional utilization data set*
Unlike Revenue Codes Combined (Institutional Record)	5 errors for each erroneous revenue code set**
Services Should Be Combined	1 error for each additional revenue code/utilization data set
Missing Noninstitutional Utilization Data Set	7 errors for each missing data set*
Extra Noninstitutional Utilization Data Set	7 errors for each extra data set*
Missing Institutional Revenue Code Set	5 error for each missing revenue code set**
Extra Institutional Revenue Code Set	5 errors for each extra revenue code set**
Incorrect Record Type	5 errors
Claim Not Provided for Audit	1 error plus 1 error for each revenue code utilization data
set in the TED	Claim Not Auditable
1 error plus 1 error for each revenue code utilization data	set in the TED
Unsupported TED Transaction	1 error plus 1 error for each revenue code utilization data set in the TED

*	Not to exceed 21 errors for combination of these error conditions
**	Not to exceed 15 errors for combination of these error conditions

The following are payment errors on which post payment actions are either not applicable or would not remove the payment errors assessed.

01K-Authorization I PreAuthorization Needed (all — except PPWD* and Adjunctive Dental Authorizations)

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03K-Billed Amount Incorrect

04K-Cost-share / Deductible Error

07K- Duplicate Services Paid

08K- Eligibility Determination – Patient

09K- Eligibility Determination – Provider

12K- Non-Availability Statement Error

13K-OHI/TPL – Govt. Pay Miscalculated

16K- Payee Wrong- Provider

17K- Participating/Non-Participating Error

18K- Pricing Incorrect

19K-Procedure Code Incorrect

20K-Signature Error

22K- DRG Reimbursement Error

24K-Incorrect Benefit Determination

25K-Claim Not Provided

26K-Claim Not Auditable

27K-Incorrect MCS System

The following are payment errors on which post-payment actions may support original processing. On rebuttal, if documentation is provided that supports the processing actions, the payment errors could be removed but the process errors would remain.

01K-Authorization/Pre-Authorization Needed (PPWD* and adjunctive dental authorizations)

02K-Unsupported Benefit Determination

05K-Development Claim Denied Prematurely

06K-Development Required

10K-Medical Emergency Not Substantiated

11K-Medical Necessity/Review Not Evident

21K-Timely – Filing Error

23K-Contract Jurisdiction Error

99K-Other – This payment error is very general and claims would have to be reviewed on an individual basis with regard to post-payment actions.

*	PPWD – Program for Persons with Disabilities

The following are process errors which will be assessed for noncompliance of a required procedure/process. These errors are neither occurrence errors or payment errors and are not used to calculate the occurrence error or payment error rate. A payment error will be assessed along with the process error. Upon rebuttal if the process is followed to conclusion and the actions support the original decision, the payment error will be removed but the process error will remain.

01P - Authorization/Pre-authorization needed (PPWD arid dental authorizations)

02P - Unsupported Benefit Determinations

05P - Development Claim Denied Prematurely

06P - Development Required

10P - Medical Emergency Not Substantiated

11P - Medical Necessity/Review Not Evident

21P - Timely Filing Error

23P - Contract Jurisdiction Error

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99P - Other

(2) Error Determination Rebuttals

(a) Contractor rebuttals of audit error findings must be submitted to TMA or the designated quality audit within 45 calendar days of the date of the audit transmittal letters. Rebuttals not postmarked within 45 calendar days of the audit letter will be excluded from further consideration. Rebuttal responses are final and will not receive further consideration except when during the audit rebuttal process the contractor submits a claim not previously submitted with the audit and an error is assessed, or when the contractor’s explanation of the basis on which a claim was processed results in the assessment of a new error not previously reviewed by the contractor. Contractor rebuttals to new errors assessed by TMA or the designated audit contractor during the initial rebuttal process must be postmarked within 30 calendar days of the TRICARE or designated quality review contractor rebuttal response letter. Rebuttals to new errors not postmarked within 30 calendar days from the date of the rebuttal letter will be excluded from further consideration. The due dates of rebuttals will be calculated by adding 45 to the Julian calendar date of the TMA or designated audit contractor audit letter or by adding 30 to the Julian calendar date of the TMA or designated audit contractor rebuttal response letter.

b. Annual Healthcare Cost Audit

TRICARE Encounter Data (TED) batch/voucher payment records are utilized to determine allowable cost. The total allowable amount is calculated on a per record basis, using all fields used to calculate a batch/voucher header total, and for dates of service falling within a specified option period. The total government paid amount will be calculated using all edited TEDs batch/vouchers with resubmission number equal to zero and which are received by TMA. Batch/ voucher records that have not passed validity edits on the TED record or which are otherwise unprocessable as submitted by the contractor will be excluded from the sample.

(1) Claim Audit Sampling and Error Determinations.

(a) Sampling Methodology and Application of Results for Option Period I

A stratified random sample of claims from the universe of non-denied underwritten claims will be used to estimate the mean overpayment amount per claim in the claims universe and the lower limit of a one-sided ninety-percent (90%) confidence interval (estimated mean – 1.2815 x standard error). All claims in the sample determined to have been underpaid will be deemed to have an overpayment amount of zero. The lower limit of the confidence interval will be used as the recovery amount per claim in the universe of claims from which the sample is drawn. The total recovery amount will be calculated as the recovery amount per claim multiplied by the number of claims in the universe from which the sample is drawn. The payment samples will be drawn from all records with Government payments of $100 to $100,000. The payment samples will be stratified at multiple levels within the $100 to $100,000 range. In addition, all records with a government payment of $100,000 and over will be audited. Samples will be drawn from those underwritten TED records which are fully or provisionally accepted, with end dates of service in the option period, through the ninth month after the end of option period I. Claims identified as non-underwritten will be removed by the Government from the sample and the universe, and will not be replaced. The Government reserves its rights to perform specific and/or more frequent audits than annual. Records to be sampled will be “net” records (i.e. the sum transaction records available through the ninth month after the end of the option period). TEDs in

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batch/vouchers, that fail TRICARE validity edits or which are otherwise unprocessable as submitted by the contractor will be excluded from the sampling frame.

(b) Sampling Methodology and Application of Results for Option Periods II through the end of the contract For Option Periods II through the end of the contract, the same sampling methodology used will be as described in Section H.11.b.(1) (a) above for Option Period I. For Option Period II, samples will be drawn from underwritten TED records which are fully or provisionally accepted, with end dates of service in the option period through the ninth month. For Option Periods III through VI, samples will be drawn from underwritten TED records which are fully or provisionally accepted, with end dates of service in the respective option period, through the sixth month after the end of the option period. For Option Periods VII and VIII, a single audit will be performed. If only Option Period VII is exercised, an audit sample will be drawn from underwritten TED records with end dates of service in Option Period VII. Should the Government exercise Option period VIII, an audit sample will be drawn from underwritten TED records with end dates of service in both Option Periods VII and VIII. Sample for Option Periods VII and VIII will be drawn from underwritten TED records which are fully or provisionally accepted into the TMA database through the sixth month after the end of the last exercised Option Period. For Option Periods III through the end of the contract, the Government will draw the sample no later than seven (7) months after the end of the respective option period. The Government reserves its rights to perform specific and/or more frequent audits than annual. Records to be sampled will be “net” records (i.e. the sum of the option period transaction records available through the sixth month after the end of the option period). The total overpayment recovery amount for each option period will be determined based on the lower bound of a one-sided ninety-percent (90%) confidence interval. The Government shall provide, at the same time the sample is requested, a complete listing of all TED records that encompass the audit universe for each respective Option Period. The contractor must identify all TED records that it believes should be excluded from the audit universe which includes non-underwritten claims and claims that were not within the dates of service range for the respective Option Period and provide documentation justifying their exclusion not later than thirty (30) days after receipt of the listing. Claims identified as nonunderwritten will be removed by the Government from the sample and the universe, and will not be replaced.

(c) Required Contractor Documentation

[1] Upon receipt of the TEDs Internal Control Number (ICN) listing from TMA or designated audit contractor, the Contractor shall retrieve and compile processing documentation for each selected claim. All documentation must be Received at TMA or designated audit contractors within thirty (30) calendar days from the date of the TMA or designated audit contractors letter transmitting the ICN listing. The Contractor shall submit one legible copy of each claim and the following required documents via registered mail, certified mail or similarly guaranteed delivery service:

(i) Claim-related correspondence when attached to claim or related to the adjudication action, such as status inquiries, written and/or telephone, development records, other telephone conversation records.

(ii) Other claim-related documentation, such as medical reports and medical review records, coding sheets, all authorization and referral forms and their supporting documentation, referrals for civilian medical care (SF Forms 513 or 2161), other health insurance and third party liability

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documents, discounted rate agreements to include the following information: 1) provider name, 2) provider identification number, 3) effective and termination dates of agreements; and 4) negotiated rate or fee schedule and such other documents as are required to support the action taken on the claim

(iii) A copy of the EOB (or EOB facsimile) for each claim selected.

(iv) The current family history (15 to 27 months) for each selected claim. The Contractor shall send this via electronic data input on a 3480 cartridge.

[2] If a claim is selected for audit and the Contractor cannot produce the claim or the claim provided is not auditable, a 100 percent payment error based upon the total Government Pay Amount will be assessed. For TEDs which do not represent a legitimate condition requiring submission of a record as defined in the TRICARE Systems Manual, a 100 percent error will be assessed. The payment error amount will be based upon the total Government Pay Amount. This condition is considered to be an unsupported TED. The contractor has the option of submitting the original document in those cases where the copy is not legible. TMA or designated audit contractors will return original documents upon completion of the audit process.

(d) Additional Data to be furnished by the Contractor

[1] Description of data elements by field position in family history file printout. Initial submission to TMA is due by the commencement of claims processing and revisions as they occur.

[2] Claim adjudication guidelines used by processors; automated prepayment utilization review screens; automated duplicate screening criteria and manual resolution instructions shall be submitted to TMA by the commencement of claims processing.

[3] Unique internal procedure codes with narrative and cross-reference to approved TRICARE codes and pricing manuals used in claims processing. Initial submission to TRICARE is due by the commencement of claims processing and revisions as they occur, but not later than the fifth (5th) work day of the month following the change.

[4] Specifications for submission of the provider and pricing files are described in the TEDs System Manual. Initial submission to TMA is due by the commencement of claims processing and updates to the files are to be submitted as specified in the TEDs System Manual.

(e) Payment Error Determination for Allowable Cost Audit

[1] The audit error codes (K codes) indicated in above will apply to the cost audit. Payment errors are based on the claim information available and those processing actions which occur prior to the date the audit sample is pulled. Consideration will be given to subsequent processing actions that occur prior to the date the audit sample is pulled, including actions that have not passed the TMA TED edits, only if supporting documentation to indicate the action taken and the date the action was completed is submitted. Actions and determinations occurring after the date the audit sample is pulled will not be considered in the audit regardless of whether resolution of payment error exists.

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[2] Payment errors are the amount of over payments on a claim, including but not limited to misapplication of the deductible, payment of non-covered service/supplies, or payment of services/supplies for which a benefit cannot be determined based on the information available at the time of processing or a payment in the correct amount but sent to the wrong payee.

[3] The measure of the payment error is the TRICARE Encounter Data record. The audit process (for the payment samples) projects universe value based on the audit results.

(2) Cost Audit Rebuttals

(a) Contractor rebuttals of audit error findings must be submitted to TMA or the designated quality auditor within forty five (45) calendar days of the date of the audit transmittal letters. Rebuttals not postmarked within forty five (45) calendar days of the audit letter will be excluded from further consideration. Rebuttal responses are final and will not receive further consideration except when, during the audit rebuttal process, the contractor submits a claim not previously submitted with the audit and an error is assessed, or when the contractor’s explanation of the basis on which a claim was processed results in the assessment of a new error not previously reviewed by the contractor. Contractor rebuttals to new errors assessed by TMA or the designated audit contractor during the initial rebuttal process must be postmarked within 30 calendar days of the TRICARE or designated quality review contractor rebuttal response letter. Rebuttals to new errors not postmarked within 30 calendar days from the date of the rebuttal letter will be excluded from further consideration. The due dates of rebuttals will be calculated by adding 45 to the Julian calendar date of the TMA or designated audit contractor audit letter or by adding 30 to the Julian calendar date of the TMA or designated audit contractor rebuttal response letter.

(b) The rebuttal for the healthcare cost audit shall be certified by a responsible official of the contractor as to accuracy and completeness. The rebuttal submission and the rebuttal process used by the contractor shall be subject to review by the Government. The corporation and/or certifying individual may be subject to criminal prosecution for any false certifications made.

(3) Unallowable Costs Recoupment Process

(a) Upon completion of the Annual Healthcare process described above, the Contracting Officer will determine the amount, if any, of unallowable costs / overpayments made by the Contractor; and issue to the Contractor a notice of intent to disallow unallowable costs. The Contractor Officer in said notice will define the method that the Contractor’s liability shall be satisfied, i.e. offset; direct reimbursement to the Government, etc.

(b) The Contractor may choose to seek recoupments from its providers for overpayments identified in the AHCC. Such adjustments shall be processed through TEDS. When the MCS contractor submits a TED record cancellation or adjustment due to a recoupment action, the TED system automatically withholds the identified overpayment. For claims that were included in the AHCC universe, this results in the contractor reimbursing the government twice for the same action. The Government recognizes this constitutes a double recoupment action. The following manual process will be utilized to provide reimbursement to the contractor for these double recoupments.

(c) Manual Process For Double Recoupments Arising From AHCC Audits

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[1] The Contractor shall submit quarterly reports for all overpayments recouped from records that were included in the audit universe. This report will be due to the Contracting Officer no later than the end of the month following the end of each contract calendar quarter (June 30, September 30, Dec 31, and Mar 31). The report shall identify:

•	Records included in the audit universe by TED Record Indicator (TRI),

•	The date of recoupment/adjusted action,

•	The cycle in which the recoupment/adjusted TED record was accepted into the TEDs database, and

•	The amount of the recoupment/adjusted.

[2] Within 60-days of receipt of the report, the Government will validate that the identified records were included in the audit universe, the recoupment/adjusted amount, and the acceptance of the TED record (passes all validity edits) against the TRICARE transactions file. Any TED record that does not meet the reporting criteria and is unable to be validated will be reported back to the contractor with a request for additional information to justify reimbursement.

[3] The contractor will be able to use this process for four full calendar quarters following the sample claim pull for Option Periods II through end of the the contract. For Option Period I, the contractor will be able to use this process for six full calendar quarters following the sample pull. After that date, recoupments that may be eligible for reimbursement to the contractor will be addressed through a formal Request for Equitable Adjustment. For example: If the audit sample is drawn on October 3lst, then the procedure outlined above can be used by the contractor through the full calendar quarter ending December 31st of the following year with the final list of recoupments provided to the Government no later than the last day of the following month when the quarterly report is due.

[4] The initial quarterly review will be based on transactions that have processed and passed all validity edits from the month following the audit extract date up to and through the report receipt date. When TMA has completed its review of the contractor’s quarterly report; the contractor will be instructed in writing by the Contracting Officer to invoice the government for all verified claims amounts.

H12. Assumption of Performance in a Second TRICARE Contract Area

TRICARE is a statutory entitlement program under which there can be no lapse in program execution or interruption of services. It is the Government’s duty to take all reasonable steps to ensure the ready availability of alternative contract sources to facilitate stability in administration of the statutory entitlement program, help avoid unnecessary disruption in healthcare provider and patient relationships, and insure continuation of critical health services. Recognizing the potential that circumstances may arise under which the Government may require an alternative contractor to assume, on an interim basis, contract performance in one of the three TRICARE contract areas, the Government will consider other options, including substituting contract performance by one or both of the other contractors pending competitive acquisition of a successor. The Government agrees to negotiate in good faith fair and reasonable compensation for the additional work to be performed. The contractor retains all rights to equitable adjustments under the Changes clause in this matter.

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H.13. Additional Performance Standards

The following standards will apply if they are more stringent than the standards stated elsewhere in the contract or referenced manuals.

a. The contractor will process ****of requests for no expedited factual reconsiderations to completion within **** calendar days of receipt of the reconsideration request and **** within **** calendar days.

b. The contractor will process **** of all networks and non-network retained claims and adjustment claims to completion within **** calendar days from the date of receipt.

c. The contractor will process **** of all network and non-network claims to completion within **** calendar days unless the Government specifically directs the contractor to continue pending a claim or group of claims.

d. On a prepayment basis, the contractor will review all claims (regardless of risk) for non-network services with billed charges that exceed $**** on which the TRICARE Reimbursement Method is either billed charges or a DRG allowable that exceeds billed charges in a final attempt to obtain a single case discount.

e. The contractor will ensure compliance of XPressClaims with Department of Defense accrediation and encryption requirements as outlined in TSM Chapter 1, Section 1.1within specified time frames **** of the time.

f. The contractor will update other health insurance information on beneficiaries daily in the claims processing system

g. The contractor will submit files to the TRICARE Management Activity centralized TRICARE Encounter Provider Record system within one workday of certification.

h. TED Processing

The contractor will correct and return **** of all unprocessable vouchers /batches for receipt at TMA within **** calendar days of the date the invalid data was transmitted to the contractor by TMA. (Excludes foreign claims)

i. Validity Edits

The contractor will correct (clear all TMA validity edits) and resubmit **** of all vouchers/batches having TEDs failing validity edits to TMA within **** calendar days after the errors and rejected TEDs were transmitted to the contractor by TMA. (Excludes foreign claims) The contractor will correct (clear all TMA validity edits) and resubmit **** of all remaining unprocessable vouchers/batches having TEDs failing validity edits to TMA within **** calendar days after the data was transmitted to the contractor by TMA. The resubmission data shall contain all TEDs rejected in the voucher/batch. (Excludes foreign claims)

j. Provisional Edits

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The contractor will correct (clear all TMA edits) and resubmit **** of all vouchers/batches having TEDs failing provisional edits to TMA within **** calendar days after the errors and rejected TEDs were transmitted to the contractor by TMA. (Excludes foreign claims) The contractor will correct (clear all TMA edits) and resubmit **** of all remaining vouchers/batches having TEDs failing provisional edits to TMA within **** calendar days after the data was transmitted to the contractor by TMA. (Excludes foreign claims) The contractor will meet the standard that **** of TEDs (initial submissions, resubmissions, and adjustment/cancellation submissions) will pass the TMA provisional edits after **** months following start of health care delivery and will exceed the standard by achieving a **** pass rate after **** months. (Excludes foreign claims)

k. Continued Health Care Benefit Program (CHCBP)

The contractor will ensure that all CHCBP claims are identified accurately and flagged for processing in **** of the cases in accordance with Section C, C-7.21.15

l. Program for People with Disabilities (PFPWD)

The contractor will ensure that all beneficiaries authorized to receive benefits under the PFPWD are identified and their claims are accurately flagged for processing in **** of the cases in accordance with Sec C, C-7.21.12

m. Foreign Claims

Foreign Claims TED submissions (initial submissions, resubmissions, and adjustment/cancellation submissions) will occur daily, exceeding the once in seven days standard.

n. The contractor will promote MTF Prime Enrollment by posting notices when MTF PCM capacity becomes available on the contractor web site and in locations such as the TSC and MTF.

o. Beneficiary Satisfaction Report Card

The contractor will benchmark each satisfaction “Report Card” metric after the first six months of health care delivery and will achieve no less than **** overall improvement each option year.

p. Correspondence

The contractor will provide final responses to **** of routine written inquiries within **** calendar days of receipt.

q. Priority Correspondence

The contractor will provide final responses to **** of priority written inquiries within **** calendar days of receipt.

r. Debt Collection Assistance Office - Collection Actions against Beneficiaries

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SPECIAL CONTRACT REQUIREMENTS

The contractor will meet required response time for problem resolution: **** within **** days. The date of resolution is the date a final, case-specific response is furnished to the Debt Collection Assistance Officer (DCAO).

s. Interactive Voice Response (IVR) and Web Availability

The contractor will ensure that access to IVR capabilities will be available to callers **** of the time.

t. The contractor will ensure the contractor’s web site and its subcontractor’s web sites will be available **** of the time.

u. TRICARE Service Center Operations

The contractor will establish TRICARE Service Centers within **** miles of the installation being supported in **** of the situations in which sufficient space is not available on the installation.

v. The contractor will ensure that an appropriate member of the TSC staff will be available to meet with the MTF Commander within 24 hours of receiving a request to meet.

w. The contractor’s staff will update MTF Capabilities and Capacities in MSR monthly, when significant changes occur such as a service closure, or when requested by the MTF to make changes, within one working day of verification of the change.

x. The contractor will ensure that an appropriate member of the TSC staff will return calls on routine matters from the MTF Commander and senior staff within one working day.

y. The contractor will establish TSCs such that no less than **** of Prime-eligible beneficiaries in the entire South Region are within **** miles of a TSC.

z. The contractor will maintain a sufficient supply of education and marketing materials, including VA and CHAMPVA materials when provided by the DVA, at all TSCs such that requests for these materials will be fulfilled **** of the time.

aa. Maps and directions to provider’s practice locations will be available for **** of network providers.

bb. Health Care Finder Services

Beneficiaries calling the provider locator service to seek a provider will be directed to a provider 100% of the time.

cc. The contractor will maintain Resource Guides that describe DoD programs and applicable community, state and federal health care and related resources available at 100% of the TSCs.

dd. Resource Guides will be updated, at least quarterly, 100% of the time when information has changed.

ee. Telephone Services

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SPECIAL CONTRACT REQUIREMENTS

The contractor will operate centralized toll-free customer service centers from 8:00 a.m. to 7:00 p.m., Eastern Standard Time, Monday through Friday (excluding federal holidays).

ff. Enrollment

The contractor will process 80% of all new enrollment applications and disenrollment forms (clean, i.e. without system or data errors) within 5 workdays after receipt.

The contractor will process 95% of all new enrollment applications and disenrollment forms (clean, i.e. without system or data errors) within 8 workdays after receipt.

The contractor will process 100% of all new enrollment applications and disenrollment forms (clean, i.e. without system or data errors) within 10 workdays after receipt

The contractor will complete 95% of all requests for enrollment processing corrections (without system or data errors) in 2 workdays after receipt.

The contractor will complete 100% of all requests for enrollment processing corrections (without system or data errors) in 5 workdays after receipt.

The contractor will ensure that 99% of all enrollment and disenrollment forms received at the TSC each day will be electronically routed to the contractor Central Enrollment and Billing Office on the same day, and 100% will be routed no later than the next working day.

The contractor will make automated outbound calls advising beneficiaries that their enrollment application processing has been completed on the next working day following completion of processing of the application 99% of the time. The contractor will reproduce TRICARE Enrollment and Disenrollment forms and have them available in 100% of the TSCs, 100% of the time.

Beneficiaries may request enrollment and disenrollment forms by calling the contractor’s toll-free number and forms will be sent within 5 business days of the request 98% of the time.

Beneficiaries can obtain enrollment and disenrollment forms from the contractor web site, which will be available 98% of the time.

The contractor will process active duty enrollments in such a way that the standards applicable to all other enrollments are met 100% of the time.

The contractor’s Technical Team Leads will quality check 100% of the work accomplished by new enrollment processors for a minimum of three weeks.

The contractor will update the written agreements that specify PCM assignment locations for enrollees and are attachments to the MTF-specific Memoranda of Understanding on a monthly basis.

TSC Managers will notify the contractor’s Central Enrollment and Billing Office of any changes made to enrollment protocols by MTF Commanders within one business day, 100% of the time.

gg. Billing

The contractor will make automated outbound calls to enrollees whose accounts are delinquent to encourage payment beginning on the first business day following the 16th of the month 99% of the time.

hh. Recruiting and Placement

The contractor requires that Patient Care Coordinators be a licensed RN with at least 3 years of clinical nursing experience.

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SPECIAL CONTRACT REQUIREMENTS

The contractor requires that Case Managers be either: a licensed RN with at least 3 years of clinical experience and 2 years of relevant case management experience, or a Licensed Master Social Worker (LMSW) with a minimum of three years clinical experience and a certification in the field of case management, as recognize by the Case Management Society of America.

The contractor requires that a Quality Management nurse be a licensed RN and have at least 3 years of clinical experience and 2 years of relevant utilization review or quality assurance experience.

For Behavioral Health Patient Coordinators, Case Managers and Quality Management staff, the contractor will require either: a licensed RN with the same years experience as the Patient Care Coordinators, Case Managers, and Quality Management clinicians mentioned above, or doctoral level clinical psychologists, masters level clinical social workers, or masters level marriage and family therapists with the same years experience as the Patient Care Coordinators, Case Managers, and Quality Management clinicians mentioned above.

ii. Data Access/Information Management

The contractor will provide mainframe system screen response time for read only access to claims data in 5 seconds or less, 98% of the time.

The contractor will provide access to the TRICARE DataMart 24/7, except for scheduled maintenance periods.

The contractor will provide centralized new hire and refresher training to Government-authorized users each quarter.

The contractor will ensure that TRICARE DataMart users will receive call-backs to data or functional questions within 4 hours of the initial call 80% of the time during functional support hours.

The contractor will provide unlimited read-only off-site electronic access to all TRICARE related data maintained in the contractor’s TRICARE DataMart.

The contractor will make Stoplight and Shoebox reports available online monthly to MTF staff in the South contract.

The contractor will provide toll-free technical support 24 hours per day/7 days per week.

Functional support including data format inquiries will be available 8:00 a.m. to 5:00 p.m. Eastern Standard Time, Monday through Friday, excluding holidays

jj. Information Technology

The contractor will provide automated processes for compliance reporting against all proposed TMA and contractor standards.

kk. Beneficiary Marketing and Education

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SPECIAL CONTRACT REQUIREMENTS

The contractor will mail MTF promotional information and TRICARE educational material, contingent upon availability of the information from TMA, quarterly, at a minimum, to at least 95% of the beneficiaries who submit a claim for payment. The contractor will modify the contents of the EOB Tip Sheets to include information about the quality and availability of services in the MTFs and market the TRICARE Prime program. The contractor will mail the information, if available from TMA, with each EOB mailing. The goal is to change the informational contents of the Tip Sheet quarterly, at a minimum.

The contractor will distribute, through various effective means approved by the Government, quarterly newsletters and monthly bulletins to all specified recipients within 15 workdays of receiving the newsletters and bulletins from TMA.

ll. Provider Marketing

The contractor will distribute, through various means approved by the Government, quarterly provider newsletters and monthly bulletins to all specified recipients within 15 workdays of receiving the newsletters and bulletins.

mm. RESERVED

nn. Case/Disease Management

The diagnostic codes on the referral or authorization entered into MSR will be checked against the contractor case and disease management list for 100% of referrals to identify case or disease management candidates. The contractor’s case managers will attempt initial contact with potential case management candidates within 3 working days of the case referral date.

The contractor will assign the case to a case manager or coordinator within 1 working day of notification of a nonurgent patient transfer (excludes MTF to MTF transfers). The contractor staff receiving the referral for case management will telephonically notify the contractor case manager or coordinator for urgent transfers. The contractor case manager or coordinator will begin the coordination within 2 hours of being assigned the urgent transfer case. The contractor will provide written notice to the beneficiary advising them of the impending transfer to a network facility or MTF within one working day of the notification of the transfer decision.

oo. Demand Management

The contractor will make demand management e-health resources available to 100% of MHS beneficiaries.

pp. Referral Management

Referrals, regardless of source, will be entered into the contractor’s Medical Service Review (MSR) System 100% of the time.

MSR will verify that the type of service is a TRICARE benefit on every referral and authorization processed by the contractor.

The contractor will generate a letter to notify beneficiaries when a referral or pre-authorized service is a noncovered benefit within 1 working day of receipt of complete referral information.

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SPECIAL CONTRACT REQUIREMENTS

qq. Prevention and Wellness

The contractor will support improving HEDIS success rates by generating age/gender specific Health Awareness Letters to 100% of enrolled Prime beneficiaries with civilian PCMs notifying them of wellness exams and preventive procedures based on age and gender and recommendations of the U.S. Preventive Services Task Force. The contractor will mail 6-month follow-up letters to beneficiary’s PCM if no claims received for the service that was the subject of the Health Awareness Letter mailing 6 months earlier. On a quarterly basis, the contractor will submit a report to the Regional Director on the impact of the Health Awareness Letter program.

rr. Clinical Quality Management Program

100% of urgent potential quality of care issues will be referred to the contractor Regional Medical Director immediately upon identification. The contractor will monitor and produce monthly practice pattern profile reports based on all claims data for a one year period to review the clinical quality of network providers’ performance. The contractor will close 95% of open potential quality indicator cases within 60 days of identification.

ss. MTF Collaboration

The contractor will provide each MTF with referral information concerning any MTF enrollee within 24 hours of issuing a referral. Information related to urgent care referrals for MTF-enrollees who are referred to a civilian provider will be communicated within 2 hours. The contractor will conduct orientation briefings for newly assigned South contract senior Government staff, as requested.

Contingency Program: The contractor will develop and implement a contingency program, in conjunction with each MTF, and provide the documented program to the Regional Director for 85% of the MTFs in the South Region within 3 months following the start of option period I. The contractor will provide documented contingency programs for 100% of MTFs within six months following the start of option period I.

MTF and Network Provider Collaboration: The contractor will facilitate provider collaboration between MTF and civilian providers to enhance relationships, optimize MTF care and increase satisfaction. Frequency of these meetings will be determined through MTF and the contractor collaboration and will be identified in each MOU. The contractor will participate in all of the meetings, as defined by the MOU. The contractor will notify civilian network providers, arrange meeting location and logistics, and facilitate meetings. The contractor will identify MTF and/or community issues or concerns for discussion and present a proposed agenda to the MTF Commander two weeks prior to scheduled meeting.

TSC/MTF Process Working Group Meetings: The contractor will facilitate and participate in TSC/MTF Process Working Groups to enhance collaboration, integration of services, address issues and/or changes and promote consistent education of all beneficiary information sources. Frequency and responsibilities for these meetings will be identified through the contractor and MTF collaboration and specified in the MOU. The contractor will participate in all of the meetings, as defined by the MOU. The contractor will facilitate TSC/MTF Process Working Group Meetings.

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SPECIAL CONTRACT REQUIREMENTS

Summary of issues, resolutions and ongoing processes will be reported through Administrative Coordination Meetings.

tt. Network Development

The contractor will submit the Network Implementation Plan 90 Days after contract award. The plan will include network goals by the contractor-defined Prime service area. The contractor will provide a region-wide average distance to a PCM of less than 5 miles, and an average distance to a specialist and hospital of less than 15 miles. (paragraph 3 deleted) The contractor will resolve 100% of network inadequacies in accordance with submitted corrective action plans. The contractor network will be URAC accredited no later than 18 months after the start of health care delivery in the entire South contract area.

(1) Provider Directory The contractor will maintain an accurate, up-to-date list of network providers in a web-based format that meets all the requirements in Paragraph C-7.18. In addition, the contractor will provide TMA designated entities and MTFs with the following: 1) On-line discrepancy notification capability; 2) Current reconciliation report that displays status of submitted discrepancies with corrections accomplished within 3 days of submitted notification; 3) Up to 20 printed copies of the most current electronic provider directory on a bi-weekly basis and as requested and 4) Electronic access to latest printed directory.

(2) Provider Education The contractor will provide at least one on-site visit annually for each PCM or group of PCMs who have more than 50 beneficiaries assigned. These visits will address the unique requirements and responsibilities for PCMs. The contractor will conduct provider orientation / initial provider education within 30 days of effective date of contract for 98% of new providers.

The contractor will provide two seminars per year, at a minimum, for network providers and network hospitals in each of the contractor-defined Prime delivery areas.The contractor will provide one seminar per year for non-network providers in each of the contractor-defined Prime delivery areas. The contractor will ensure that network providers are trained in and comply with the provisions of the President’s Advisory Commission on Consumer Protection and Quality in the Health Care Industry’s Consumer Bill of Rights and Responsibilities with particular emphasis on information disclosure, beneficiary participation in treatment decisions and respect and nondiscrimination.

(3) Provider Relations

When a provider contacts a provider education and relations representative for assistance in resolving a problem, the provider representative will contact the provider with a status within 2 workdays, 95% of the time. 100% of the contractor’s contracted acute care medical/surgical hospitals will be contacted within 60 days of joining the network and encouraged to become members of the National Disaster Medical System (NDMS).

uu. Optimization Planning

The contractor will provide initial optimization training to any MTF staff that has not been trained in the past year no later than the start of health care delivery. The contractor will provide optimization training to each MTF within 45 days of a request.

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SPECIAL CONTRACT REQUIREMENTS

vv. Quality Management

The contractor will ensure that for all items entered into the Suspense Control System, 98% of all required actions will be completed on or before the established suspense date. The contractor will conduct random monthly telephone surveys on beneficiary satisfaction, using a sample large enough to obtain 1,500 beneficiary responses in order to yield a statistically significant result with at least a 90% confidence level with a precision of 2%. The contractor will conduct random monthly web surveys on beneficiary satisfaction, using a sample large enough to obtain 150 beneficiary responses in order to yield a statistically significant result with at least a 90% confidence level with a precision of 2% when the monthly data is aggregated quarterly.

By the tenth of the month following the month to which the data pertains, the contractor will calculate a satisfaction “Report Card” for senior leadership review that tracks and trends specifically identified satisfaction metrics each month. All TRICARE Network (credentialed) providers will have a criminal history screening and/or criminal history check prior to beginning service. In addition to meeting the stated requirement for blockage in the TRICARE Operations Manual, the contractor will have blockage of no more than 2% of the calls in a weekly aggregate.

ww. Resource Sharing

The contractor will provide 50% of resource sharing clinical personnel for the MTF’s credential review within 60 calendar days of receiving the approved resource sharing agreement, and 100% within 90 calendar days. The contractor will provide 50% of the administrative support personnel fulfilling the requirements of the resource sharing agreement within 25 calendar days of receiving the approved resource sharing agreement, and the remaining 100% within 45 calendar days. The contractor will provide a completed cost analysis for 75% of the requests within 20 calendar days of receipt of request from the MTF, and 100% within 30 calendar days. The contractor will provide a monthly financial analysis of each resource sharing agreement, utilizing the evaluation criteria and financial targets. The contractor will deliver the resource sharing plan with MTF-specific cost and savings projections within 180 days after contract award. The contractor will provide a plan for transitioning resource sharing agreements in prior contracts (which expire prior to or at the start of health care delivery) within 15 calendar days of the Transition Specifications Meeting. The plan will address how the contractor will minimize potential disruption and include gross savings, costs, net savings and reported workload for the most recent two option periods. The contractor will identify and present resource-sharing opportunities with estimated gross savings of at least $5 million annually for the area. The contractor will monitor the progress of accepted agreements and will provide quarterly reports to the Regional Director. The contractor will conduct a resource sharing capability assessment for each MTF within 180 days after contract award.

xx. The contractor will:

– be URAC utilization management accredited throughout the contract period

– achieve URAC accreditation for provider network within 18 months of start of health care delivery

– enhance its Interactive Voice Response (IVR) system to do outbound notice of completed enrollment, primary care manager changes, and receipt of payment

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SPECIAL CONTRACT REQUIREMENTS

– update its Central Provider Database every 24 hours; standard-electronic on-line directory will be current to within 3 calendar days

– provide a minimum of **** TRICARE Service Centers

– notify the beneficiary by telephone for urgent referrals

– use Claim Review in addition to Claim Check

– provide eZ TRICARE free to providers; pay all set-up fees and transaction fees for network providers

– provide a toll-free telephone access audio library that is available 24 hours a day, 7 days a week, and has a minimum of 200 healthcare topics available

H.14. Idemnification and Medical Liability

The contractor is responsible for determining the medical malpractice coverage required in the state (including state risk pools if applicable) for each network provider (both professional and institutional), and ensuring that each network provider is in compliance with this standard. In the absence of state law requirement for medical malpractice insurance coverage, the contractor is responsible for determining the local community standard for medical malpractice coverage, and the contractor must maintain the documentation evidencing both the standard and compliance by network providers. In no case shall a network provider not have medical malpractice coverage. The contractor agrees to be solely liable for and expressly agrees to indemnify the government for the costs of defense and any liability resulting from services provided to MHS eligible beneficiaries or, in the alternative, the contractor agrees that all network provider agreements used by the contractor shall contain a requirement, directly or indirectly by reference to applicable regulations or TMA policies, that the provider agrees to indemnify, defend and hold harmless TMA and the Government from any and all claims, judgments, costs, liabilities, damages and expenses, including attorney’s fees, whatsoever, arising from any acts or omissions in the provision of medical services by the provider to MHS eligible beneficiaries. Each network provider agreement must indicate the required malpractice coverage. Evidence documenting the required coverage of each network provider under the contract shall be provided to the Contracting Officer upon request. The Contacting Officer, after consulting with the contractor, retains the authority to determine whether state and/or local requirements for medical malpractice coverage have been met by a network provider and whether the contractor has documented the required coverage.

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SECTION I

CONTRACT CLAUSES

I.1. 52.252-2 CLAUSES INCORPORATED BY REFERENCE (FEB 1998)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this/these address(es): http://www.arnet.gov/far/loadmainre.html

(End of clause)

I.2. 52.202-1 DEFINITIONS (DEC 2001)

(Reference 2.201)

I.3. 52.203-3 GRATUITIES (APR 1984)

(Reference 3.202)

I.4. 52.203-5 COVENANT AGAINST CONTINGENT FEES (APR 1984)

(Reference 3.404)

I.5. 52.203-6 RESTRICTIONS ON SUBCONTRACTOR SALES TO THE GOVERNMENT (JUL 1995)

(Reference 3.503-2)

I.6. 52.203-7 ANTI-KICKBACK PROCEDURES (JUL 1995)

(Reference 3.502-3)

I.7. 52.203-8 CANCELLATION, RESCISSION, AND RECOVERY OF FUNDS FOR ILLEGAL OR IMPROPER ACTIVITY (JAN 1997)

(Reference 3.104-9(a))

I.8. 52.203-10 PRICE OR FEE ADJUSTMENT FOR ILLEGAL OR IMPROPER ACTIVITY (JAN 1997)

(Reference 3.104-9)

I.9. 52.203-12 LIMITATION ON PAYMENTS TO INFLUENCE CERTAIN FEDERAL TRANSACTIONS (JUN 2003)

(Reference 3.808)

I.10. 252.203-7001 PROHIBITION ON PERSONS CONVICTED OF FRAUD OR OTHER DEFENSECONTRACT-RELATED FELONIES (MARCH 1999)

(Reference 203.570-5)

I.11. 252.203-7002 DISPLAY OF DOD HOTLINE POSTER (DEC 1991)

(Reference 203.7002)

I.12. 52.204-4 PRINTED OR COPIED DOUBLE-SIDED ON RECYCLED PAPER (AUG 2000)

(Reference 4.303)

I.13. 52.204-9 PERSONAL IDENTITY VERIFICATION OF CONTRACTOR PERSONNEL (SEPT 2007)

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CONTRACT CLAUSES

(Reference 4.1303)

I.14. 252.204-7000 DISCLOSURE OF INFORMATION (DEC 1991)

(Reference 204.404-70)

I.15. 252.204-7003 CONTROL OF GOVERNMENT PERSONNEL WORK PRODUCT (APR 1992)

(Reference 204.404-70)

I.16. 252.204-7004 REQUIRED CENTRAL CONTRACTOR REGISTRATION (NOV 2001)

(Reference 204.7304)

I.17. 252.205-7000 PROVISION OF INFORMATION TO COOPERATIVE AGREEMENT HOLDERS (DEC 1991)

(Reference 205.470-2)

I.18. 52.209-6 PROTECTING THE GOVERNMENT’S INTEREST WHEN SUBCONTRACTING WITH CONTRACTORS DEBARRED, SUSPENDED, OR PROPOSED FOR DEBARMENT (JUL 1995)

(Reference 9.409)

I.19. 252.209-7000 ACQUISITION FROM SUBCONTRACTORS SUBJECT TO ON-SITE INSPECTION UNDER THE INTERMEDIATE-RANGE NUCLEAR FORCES (INF) TREATY (NOV 1995)

(Reference 209.103-70)

I.20. 252.209-7004 SUBCONTRACTING WITH FIRMS THAT ARE OWNED OR CONTROLLED BY THE GOVERNMENT OF A TERRORIST COUNTRY (MAR 1998)

(Reference 209.409)

I.21. 52.211-15 DEFENSE PRIORITY AND ALLOCATION REQUIREMENTS (SEP 1990)

(Reference 11.604)

I.22. 52.215-2 AUDIT AND RECORDS – NEGOTIATION (JUNE 1999)

(Reference 15.209)

I.23. 52.215-8 ORDER OF PRECEDENCE – UNIFORM CONTRACT FORMAT (OCT 1997)

(Reference 15.209)

I.24 52.215-11 PRICE REDUCTION FOR DEFECTIVE COST OR PRICING DATA – MODIFICATIONS (OCT 1997)

(Reference 15.408)

I.25. 52.215-13 SUBCONTRACTOR COST OR PRICING DATA – MODIFICATIONS (OCT 1997)

(Reference 15.408)

I.26. 52.215-15 PENSION ADJUSTMENTS AND ASSET REVERSIONS (DEC 1998)

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CONTRACT CLAUSES

(Reference 15.408)

I.27. 52.215-18 REVERSION OR ADJUSTMENT OF PLANS FOR POSTRETIREMENT BENEFITS (PRB) OTHER THAN PENSIONS (OCT 1997)

(Reference 15.208(j))

I.28. 52.215-21 REQUIREMENTS FOR COST OR PRICING DATA OR INFORMATION OTHER THAN COST OR PRICING DATA – MODIFICATIONS (OCT 1997)

(Reference 15.408)

I.29. 52.216-7 ALLOWABLE COST AND PAYMENT (FEB 2002)

(Reference 16.307(a)

I.30. 252.215-7000 PRICING ADJUSTMENTS (DEC 1991)

(Reference 215.408)

I.31. 252.215-7002 COST ESTIMATING SYSTEM REQUIREMENTS (OCT 1998)

(Reference 215.408(2))

I.32. 252.217-7027 CONTRACT DEFINITIZATION (OCT 1998)

(Reference 217.7405)

I.33. 52.219-8 UTILIZATION OF SMALL BUSINESS CONCERNS (MAY 2004)

(Reference 19.708)

I.34. 52.219-9 SMALL BUSINESS SUBCONTRACTING PLAN (APR 2008) – ALTERNATE II (OCT 2001)

(Reference 19.708(b)

I.35. 252.219-7003 SMALL SMALL DISADVANTAGED AND WOMEN-OWNED SMALL BUSINESS SUBCONTRACTING PLAN (DoD CONTRACTS) (APR 1996)

(Reference 219.708(b)(1)(A)

I.36. 52.219-16 LIQUIDATED DAMAGES – SUBCONTRACTING PLAN (JAN 1999)

(Reference 19.708)

I.37. 52.222-1 NOTICE TO THE GOVERNMENT OF LABOR DISPUTES (FEB 1997)

(Reference 22.103-5)

I.38. 52.222-3 CONVICT LABOR (JUNE 2003)

(Reference 22.202)

I.39. 52.222-21 PROHIBITION OF SEGREGATED FACILITIES (FEB 1999)

(Reference 22.810)

I.40. 52.222-26 EQUAL OPPORTUNITY (APR 2002)

(Reference 22.810(e))

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CONTRACT CLAUSES

I.41. 52.222-35 EQUAL OPPORTUNITY FOR SPECIAL DISABLED VETERANS, VETERANS OF THE VIETNAM ERA, AND OTHER ELIGIBLE VETERANS (DEC 2001)

(Reference 22.1310(a)(1))

I.42. 52.222-36 AFFIRMATIVE ACTION FOR WORKERS WITH DISABILITIES (JUN 1998)

(Reference 22.1408)

I.43. 52.222-37 EMPLOYMENT REPORTS ON SPECIAL DISABLED VETERANS, VETERANS OF THE VIETNAM ERA, AND OTHER ELIGIBLE VETERANS (DEC 2001)

(Reference 22.1310(b))

I.44. 52.223-6 DRUG-FREE WORKPLACE (MAY 2001)

(Reference 23.505)

I.45. 52.223-14 TOXIC CHEMICAL RELEASE REPORTING (JUNE 2003)

(Reference 23.907)

I.46. 252.223-7004 DRUG-FREE WORK FORCE (SEP 1988)

(Reference 223.570-4)

I.47. 52.224-1 PRIVACY ACT NOTIFICATION (APR 1984)

(Reference 24.104)

I.48. 52.224-2 PRIVACY ACT (APR 1984)

(Reference 24.104)

I.49. 52.225-13 RESTRICTIONS ON CERTAIN FOREIGN PURCHASES (JUNE 2003)

(Reference 25.1103)

I.50. 252.226-7001 UTILIZATION OF INDIAN ORGANIZATIONS AND INDIAN-OWNED ECONOMIC ENTERPRISES-DoD CONTRACTS (SEP 2001)

(Reference 226.104)

I.51. 52.227-1 AUTHORIZATION AND CONSENT (JUL 1995)

(Reference 27.201-2)

I.52. 52.227-2 NOTICE AND ASSISTANCE REGARDING PATENT AND COPYRIGHT INFRINGEMENT (AUG 1996)

(Reference 27.202-2)

I.53. 52.227-3 PATENT INDEMNITY (APR 1984)

(Reference 27.203-1)

I.54. 52.227-14 RIGHTS IN DATA – GENERAL (JUN 1987)

(Reference 27.409)

I.55. 52.228-7 INSURANCE – LIABILITY TO THIRD PERSONS (MAR 1996)

(Reference 28.311-2)

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CONTRACT CLAUSES

I.56. 52.229-3 FEDERAL, STATE, AND LOCAL TAXES (APR 2003)

(Reference 29.401-3)

I.57. 52.230-2 COST ACCOUNTING STANDARDS (APR 1998)

(Reference 30.201-4)

I.58. 52.230-6 ADMINISTRATION OF COST ACCOUNTING STANDARDS (NOV 1999)

(Reference 30.201-4)

I.59. 252.231-7000 SUPPLEMENTAL COST PRINCIPLES (DEC 1991)

(Reference 231.100-70)

I.60. 52.232-1 PAYMENTS (APR 1984)

(Reference 32.111)

I.61. 52.232-3 PAYMENTS UNDER PERSONAL SERVICES CONTRACTS (APR 1984)

(Reference 32.111)(a)(3)

I.62. 52.232-8 DISCOUNTS FOR PROMPT PAYMENT (FEB 2002)

(Reference 31.111(c)(1) )

I.63. 52.232-9 LIMITATION ON WITHHOLDING OF PAYMENTS (APR 1984)

(Reference 32.111)

I.64. 52.232-11 EXTRAS (APR 1984)

(Reference 32.111)

I.65. 52.232-17 INTEREST (JUNE 1996)

(Reference 32.617)

I.66. 52.232-18 AVAILABILITY OF FUNDS (APR 1984)

(Reference 32.705-1(a))

I.67. 52.232-20 LIMITATION OF COST (APR 1984)

(Reference 32.705-2)

I.68. 52.232-22 LIMITATION OF FUNDS (APR 1984)

(Reference 32.705-2)

I.69. 52.232-23 ASSIGNMENT OF CLAIMS (JAN 1986)

(Reference 32.806)

I.70. 52.232-25 PROMPT PAYMENT (FEB 2002)

(Reference 32.908(c))

I.71. 52.232-25 I PROMPT PAYMENT (FEB 2002) – ALTERNATE I (FEB 2002)

(Reference 32.908(c)(3))

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I.72. 52.232-33 PAYMENT BY ELECTRONIC FUNDS TRANSFER – CENTRAL CONTRACTOR REGISTRATION (MAY 1999)

(Reference 32.1110)

I.73. 52.232-37 MULTIPLE PAYMENT ARRANGEMENTS (MAY 1999)

(Reference 32.1110)

I.74. 252.232-7009 MANDATORY PAYMENT BY GOVERNMENTWIDE COMMERCIAL PURCHASE CARD (JUL 2000)

(Reference 232.1110)

I.75. 52.233-1 I DISPUTES (JUL 2002) – ALTERNATE I (DEC 1991)

(Reference 32.215)

I.76. 52.233-3 PROTEST AFTER AWARD (AUG 1996)

(Reference 33.106)

I.77. 52.233-3 I PROTEST AFTER AWARD (AUG 1996) – ALTERNATE I (JUN 1985)

(Reference 33.106)

I.78. 52.237-2 PROTECTION OF GOVERNMENT BUILDINGS, EQUIPMENT, AND VEGETATION (APR 1984)

(Reference 37.110)

I.79. 52.237-3 CONTINUITY OF SERVICES (JAN 1991)

(Reference 37.110)

I.80. 52.239-1 PRIVACY OR SECURITY SAFEGUARDS (AUG 1996)

(Reference 39.107)

I.81. 52.242-1 NOTICE OF INTENT TO DISALLOW COSTS (APR 1984)

(Reference 42.802)

I.82. 52.242-3 PENALTIES FOR UNALLOWABLE COSTS (MAR 2001)

(Reference 42.709-6)

I.83. 52.242-13 BANKRUPTCY (JUL 1995)

(Reference 42.903)

I.84. 252.242-7000 POSTAWARD CONFERENCE (DEC 1991)

(Reference 242.570)

I.85. 52.243-1 CHANGES – FIXED-PRICE (AUG 1987) – ALTERNATE I (APR 1984)

(Reference 43.205)

I.86. 52.243-2 CHANGES – COST-REIMBURSEMENT (AUG 1987) – ALTERNATE I (APR 1984)

(Reference 43.205)

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I.87 52.243-6 CHANGE ORDER ACCOUNTING (APR 1984)

(Reference 43.205)

I.88. 252.243-7001 PRICING OF CONTRACT MODIFICATIONS (DEC 1991)

(Reference 243.205-70)

I.89. 252.243-7002 REQUESTS FOR EQUITABLE ADJUSTMENT (MAR 1998)

(Reference 243.205-71)

I.90. 52.244-2 SUBCONTRACTS (AUG 1998) – ALTERNATE I (AUG 1998)

(Reference 44.204)

I.91. 52.244-5 COMPETITION IN SUBCONTRACTING (DEC 1996)

(Reference 44.204)

I.92 52.245-1 PROPERTY RECORDS (APR 1984)

(Reference 45.106(a))

I.93. 52.245-2 GOVERNMENT PROPERTY (FIXED-PRICE CONTRACTS) (JUNE 2003) – ALTERNATE I (APR 1984)

(Reference 45.106(b)(2))

I.94. 52.246-25 LIMITATION OF LIABILITY – SERVICES (FEB 1997)

(Reference 46.805)

I.95. 52.248-1 VALUE ENGINEERING (FEB 2000)

(Reference 48.201)

I.96. 52.249-2 TERMINATION FOR CONVENIENCE OF THE GOVERNMENT (FIXED-PRICE) (SEP 1996)

(Reference 49.502)

I.97. 52.249-6 TERMINATION (COST-REIMBURSEMENT) (SEP 1996)

(Reference 49.503)

I.98. 52.249-8 DEFAULT (FIXED-PRICE SUPPLY AND SERVICE) (APR 1984)

(Reference 49.504)

I.99. 52.249-12 TERMINATION (PERSONAL SERVICES) (APR 1984)

(Reference 49.505(b))

I.100. 52.249-14 EXCUSABLE DELAYS (APR 1984)

(Reference 49.505)

I.101. 52.253-1 COMPUTER GENERATED FORMS (JAN 1991)

(Reference 53-111)

I.102. 252.201-7000 CONTRACTING OFFICER’S REPRESENTATIVE (DEC 1991)

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(a) Definition. “Contracting officer’s representative” means an individual designated in accordance with subsection 201.602-2 of the Defense Federal Acquisition Regulation Supplement and authorized in writing by the contracting officer to perform specific technical or administrative functions.

(b) If the Contracting Officer designates a contracting officer’s representative (COR), the Contractor will receive a copy of the written designation. It will specify the extent of the COR’s authority to act on behalf of the contracting officer. The COR is not authorized to make any commitments or changes that will affect price, quality, quantity, delivery, or any other term or condition of the contract.

(End of clause)

I.103. 52.215-19 NOTIFICATION OF OWNERSHIP CHANGES (OCT 1997)

(a) The Contractor shall make the following notifications in writing:

(1) When the Contractor becomes aware that a change in its ownership has occurred, or is certain to occur, that could result in changes in the valuation of its capitalized assets in the accounting records, the Contractor shall notify the Administrative Contracting Officer (ACO) within 30 days.

(2) The Contractor shall also notify the ACO within 30 days whenever changes to asset valuations or any other cost changes have occurred or are certain to occur as a result of a change in ownership.

(b) The Contractor shall–

(1) Maintain current, accurate, and complete inventory records of assets and their costs;

(2) Provide the ACO or designated representative ready access to the records upon request;

(3) Ensure that all individual and grouped assets, their capitalized values, accumulated depreciation or amortization, and remaining useful lives are identified accurately before and after each of the Contractor’s ownership changes; and (4) Retain and continue to maintain depreciation and amortization schedules based on the asset records maintained before each Contractor ownership change.

(c) The Contractor shall include the substance of this clause in all subcontracts under this contract that meet the applicability requirement of FAR 15.408(k).

(End of clause)

I.104. 52.216-7 ALLOWABLE HEALTH CARE COST AND PAYMENT (FEB 2002) (DEVIATION)

(a) “Invoicing.” (1) The Government will make payments to the Contractor when requested as frequently as every Government business day, in amounts determined to be allowable in accordance with the terms of this contract. The submission of health care costs that pass the TED edits will be considered an invoice for reimbursement of health care costs. A contractor invoice for approved resource sharing expenditures will also be reimbursed as an allowable cost. (2) Contract financing payments are not subject to the interest penalty provisions of the

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Prompt Payment Act. Interim payments made prior to the final payment under the contract are contract financing payments, except interim payments if this contract contains Alternate I to the clause at 52.232-25. In the event that the Government requires an audit or other review of a specific payment request to ensure compliance with the terms and conditions of the contract, the designated payment office is not compelled to make payment by the specified due date.

(b) Reimbursing costs. For the purpose of reimbursing allowable costs, the term “costs” includes only those – (1) submitted on vouchers either for direct health care costs that, at the time the request for reimbursement has passed the TED edits, fully or provisionally, or for Government-approved resource sharing expenditures; and, (2) that the Contractor has actually paid the costs or made the expenditures by issuing a check, electronic fund transfer, or other form of actual payment for health care under this contract. The costs eligible for reimbursement are the health care costs that pass TED edits involving health care furnished to an eligible beneficiary, health care authorized under TRICARE, health care furnished by an authorized TRICARE provider, and health care costs consistent with authorized TRICARE reimbursement methodologies, as well as Government approved resource sharing expenditures. Costs reimbursed based on vouchers passing initial TED edits and vouchers for resource sharing costs are subject to further audit and payment adjustment by the Government if determined not to qualify as an allowable cost. The Government’s right to audit and recover costs determined not to be allowable health care costs is in addition to all rights under the Inspection of Services clause (FAR 52.246-5).

(d) Audit. At any time or times before final payment, the Contracting Officer may have the Contractor’s invoices or vouchers and statements of cost audited. “Audits” as used in this clause, includes audits on statistically valid samples. The audit results will be extrapolated across all the TRICARE medical claims for the region submitted for TED edits during the audited period to determine the total overpayment or underpayment of the TRICARE medical claims population sampled for the region. The results of the audits will be used to adjust for overpayments and underpayments of health care costs. These adjustments are in addition to the Government’s rights under the Inspection of Services Clause (FAR 52.246-5). Any payment may be– (1) Reduced by amounts found by the Contracting Officer not to constitute allowable costs; or (2) Adjusted for prior overpayments or underpayments.

(e) Final Payment. (1) Upon approval of a completion voucher submitted by the Contractor, and upon the Contractor’s compliance with all terms of this contract, the Government shall promptly pay any balance of allowable costs and that part of the fee (if any) not previously paid.

(2) The Contractor shall pay to the Government any refunds, rebates, credits, or other amounts (including interest, if any) accruing to or received by the contractor or any assignee under this contract, to the extent that those amounts are properly allocable to costs for which the Contractor has been reimbursed by the Government. Before final payment under this contract, the Contractor and each assignee whose assignment is in effect at the time of final payment shall execute and deliver– (i) An assignment to the Government, in form and substance satisfactory to the Contracting Officer, of refunds, rebates, credits, or other amounts (including interest, if any) properly allocable to costs for which the Contractor has been reimbursed by the Government under this contract; and (ii) A release discharging the Government, its officers, agents, and employees from all liabilities, obligations, and claims arising out of or under this contract, except— (A) Specified claims stated in exact amounts, or in estimated amounts when the exact amounts are not known; (B) Claims (including reasonable incidental expenses) based upon liabilities of the Contractor to third parties arising out of the performance of this contract;

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provided, that the claims are not known to the contractor on the date of the execution of the release, and that the Contractor gives notice of the claims in writing to the Contracting Officer within 6 years following the release date or notice of final payment date, whichever is earlier.

(End of clause)

I.105. 52.216-10 INCENTIVE FEE (MAR 1997)(DEVIATION)

(a) General. The Government shall pay the Contractor for performing this contract a fee determined as provided in this contract.

(b) Target cost and target fee. The target cost and target fee specified in the Schedule are subject to adjustment if the contract is modified in accordance with paragraph (d) of this clause.

(1) “Target cost,” as used in this contract, means the estimated health care cost of this contract as initially or subsequently negotiated, or as otherwise determinable by applying a formula contained in the basic contract, adjusted in accordance with paragraph (d) below.

(2) “Target fee,” as used in this contract, means the fee initially negotiated on the assumption that this contract would be performed for a cost equal to the estimated cost initially negotiated, adjusted in accordance with paragraph (d) of this clause.

(c) Withholding of payment. Normally, the Government shall pay the fee to the Contractor as specified in the Schedule. However, when the Contracting Officer considers that performance or cost indicates that the Contractor will not achieve target, the Government shall pay on the basis of an appropriate lesser fee. When the Contractor demonstrates that performance or cost clearly indicates that the Contractor will earn a fee significantly above the target fee, the Government may, at the sole discretion of the Contracting Officer, pay on the basis of an appropriate higher fee. After payment of 85 percent of the applicable fee, the Contracting Officer may withhold further payment of fee until a reserve is set aside in an amount that the Contracting Officer considers necessary to protect the Government’s interest. This reserve shall not exceed 15 percent of the applicable fee or $100,000, whichever is less. The Contracting Officer shall release 75 percent of all fee withholds under this contract after receipt of the certified final indirect cost rate proposal covering the year of physical completion of this contract, provided the Contractor has satisfied all other contract terms and conditions, including the submission of the final patent and royalty reports, and is not delinquent in submitting final vouchers on prior years’ settlements. The Contracting Officer may release up to 90 percent of the fee withholds under this contract based on the Contractor’s past performance related to the submission and settlement of final indirect cost rate proposals.

(d) Equitable adjustments. When the work under this contract is increased or decreased by a modification to this contract or when any equitable adjustment in the target cost is authorized under any other clause, equitable adjustments in the target cost, target fee, minimum fee, and maximum fee, as appropriate, shall be stated in a supplemental agreement to this contract.

(e) Fee payable. (1) The fee payable under this contract shall be the target fee increased by 20 cents for every dollar that the total allowable cost is less than the target cost or decreased by 20 cents for every dollar that the total allowable cost exceeds the target cost. In no event shall the fee be greater than 10 percent or less than minus 4 percent of the target cost.

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(2) The fee shall be subject to adjustment, to the extent provided in paragraph (d) of this clause, and within the minimum and maximum fee limitations in paragraph (e)(1) of this clause, when the total allowable cost is increased or decreased as a consequence of (i) payments made under assignments or (ii) claims excepted from the release as required by paragraph (h)(2) of the Allowable Cost and Payment clause.

(3) If this contract is terminated in its entirety, the portion of the target fee payable shall not be subject to an increase or decrease as provided in this paragraph. The termination shall be accomplished in accordance with other applicable clauses of this contract.

(4) For the purpose of fee adjustment, “total allowable cost” shall not include allowable costs arising out of– (i) Any of the causes covered by the Excusable Delays clause to the extent that they are beyond the control and without the fault or negligence of the Contractor or any subcontractor; (ii) The taking effect, after negotiating the target cost, of a statute, court decision, written ruling, or regulation that results in the Contractor’s being required to pay or bear the burden of any tax or duty or rate increase in a tax or duty; (iii) Any direct cost attributed to the Contractor’s involvement in litigation as required by the Contracting Officer pursuant to a clause of this contract, including furnishing evidence and information requested pursuant to the Notice and Assistance Regarding Patent and Copyright Infringement clause; (iv) The purchase and maintenance of additional insurance not in the target cost and required by the Contracting Officer, or claims for reimbursement for liabilities to third persons pursuant to the Insurance Liability to Third Persons clause; (v) Any claim, loss, or damage resulting from a risk for which the Contractor has been relieved of liability by the Government Property clause; or (vi) Any claim, loss, or damage resulting from a risk defined in the contract as unusually hazardous or as a nuclear risk and against which the Government has expressly agreed to indemnify the Contractor.

(5) All other allowable costs are included in “total allowable cost” for fee adjustment in accordance with this paragraph (e), unless otherwise specifically provided in this contract.

(f) Contract modification. The total allowable cost and the adjusted fee determined as provided in this clause shall be evidenced by a modification to this contract signed by the Contractor and Contracting Officer.

(g) Inconsistencies. In the event of any language inconsistencies between this clause and provisioning documents or Government options under this contract, compensation for spare parts or other supplies and services ordered under such documents shall be determined in accordance with this clause.

(End of clause)

I.106. 52.216-18 ORDERING (OCT 1995)

(a) Any supplies and services to be furnished under this contract shall be ordered by issuance of delivery orders or task orders by the individuals or activities designated in the Schedule. Such orders may be issued from 1 April 2011 through 31 March 2012.

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(b) All delivery orders or task orders are subject to the terms and conditions of this contract. In the event of conflict between a delivery order or task order and this contract, the contract shall control.

(c) If mailed, a delivery order or task order is considered “issued” when the Government deposits the order in the mail. Orders may be issued orally, by facsimile, or by electronic commerce methods only if authorized in the Schedule.

(End of clause)

I.107. 52.216-19 ORDER LIMITATIONS (OCT 1995)

(a) Minimum order. When the Government requires supplies or services covered by this contract in an amount of less than $0, the Government is not obligated to purchase, nor is the Contractor obligated to furnish, those supplies or services under the contract.

(b)	Maximum order. The Contractor is not obligated to honor-

(1)	Any order for a single item in excess of $****;

(2)	Any order for a combination of items in excess of $****; or

(3) A series of orders from the same ordering office within 5 days that together call for quantities exceeding the limitation in paragraph (b)(1) or (2) of this section.

(c) If this is a requirements contract (i.e., includes the Requirements clause at subsection 52.216-21 of the Federal Acquisition Regulation (FAR)), the Government is not required to order a part of any one requirement from the Contractor if that requirement exceeds the maximum-order limitations in paragraph (b) of this section.

(d) Notwithstanding paragraphs (b) and (c) of this section, the Contractor shall honor any order exceeding the maximum order limitations in paragraph (b), unless that order (or orders) is returned to the ordering office within 10 days after issuance, with written notice stating the Contractor’s intent not to ship the item (or items) called for and the reasons. Upon receiving this notice, the Government may acquire the supplies or services from another source. (End of clause)

I.108. 52.216-21 REQUIREMENTS (OCT 1995)

(a) This is a requirements contract for the supplies or services specified, and effective for the period stated, in the Schedule. The quantities of supplies or services specified in the Schedule are estimates only and are not purchased by this contract. Except as this contract may otherwise provide, if the Government’s requirements do not result in orders in the quantities described as “estimated” or “maximum” in the Schedule, that fact shall not constitute the basis for an equitable price adjustment.

(b) Delivery or performance shall be made only as authorized by orders issued in accordance with the Ordering clause. Subject to any limitations in the Order Limitations clause or elsewhere in this contract, the Contractor shall furnish to the Government all supplies or services specified in the Schedule and called for by orders issued in accordance with the Ordering clause. The

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Government may issue orders requiring delivery to multiple destinations or performance at multiple locations.

(c) Except as this contract otherwise provides, the Government shall order from the Contractor all the supplies or services specified in the Schedule that are required to be purchased by the Government activity or activities specified in the Schedule.

(d) The Government is not required to purchase from the Contractor requirements in excess of any limit on total orders under this contract.

(e) If the Government urgently requires delivery of any quantity of an item before the earliest date that delivery may be specified under this contract, and if the Contractor will not accept an order providing for the accelerated delivery, the Government may acquire the urgently required goods or services from another source.

(f) Any order issued during the effective period of this contract and not completed within that period shall be completed by the Contractor within the time specified in the order. The contract shall govern the Contractor’s and Government’s rights and obligations with respect to that order to the same extent as if the order were completed during the contract’s effective period; provided, that the Contractor shall not be required to make any deliveries under this contract after 31 March 2012.

(End of clause)

I.109. 52.216-22 INDEFINITE QUANTITY (OCT 1995)

(a) This is an indefinite-quantity contract for the supplies or services specified, and effective for the period stated, in the Schedule. The quantities of supplies and services specified in the Schedule are estimates only and are not purchased by this contract.

(b) Delivery or performance shall be made only as authorized by orders issued in accordance with the Ordering clause. The Contractor shall furnish to the Government, when and if ordered, the supplies or services specified in the Schedule up to and including the quantity designated in the Schedule as the “maximum.” The Government shall order at least the quantity of supplies or services designated in the Schedule as the “minimum.”

(c) Except for any limitations on quantities in the Order Limitations clause or in the Schedule, there is no limit on the number of orders that may be issued. The Government may issue orders requiring delivery to multiple destinations or performance at multiple locations.

(d) Any order issued during the effective period of this contract and not completed within that period shall be completed by the Contractor within the time specified in the order. The contract shall govern the Contractor’s and Government’s rights and obligations with respect to that order to the same extent as if the order were completed during the contract’s effective period; provided, that the Contractor shall not be required to make any deliveries under this contract after six (6) months after the end of the respective Option Period of the contract in which the order was issued. (End of clause)

I.110. 52.217-8 OPTION TO EXTEND SERVICES (NOV 1999)

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The Government may require continued performance of any services within the limits and at the rates specified in the contract. These rates may be adjusted only as a result of revisions to prevailing labor rates provided by the Secretary of Labor. The option provision may be exercised more than once, but the total extension of performance hereunder shall not exceed 6 months. The Contracting Officer may exercise the option by written notice to the Contractor within 90 days of contract expiration.

(End of clause)

I.111. 52.217-9 OPTION TO EXTEND THE TERM OF THE CONTRACT (MAR 2000)

(a) The Government may extend the term of this contract by written notice to the Contractor within 30 calendar days provided that the Government gives the Contractor a preliminary written notice of its intent to extend at least 60 calendar days before the contract expires. The preliminary notice does not commit the Government to an extension.

(b)	If the Government exercises this option, the extended contract shall be considered to include this option clause.

(c) The total duration of this contract, including the exercise of any options under this clause, shall not exceed 8 years and 10 months.

(End of clause)

I.112. 52.232-19 AVAILABILITY OF FUNDS FOR THE NEXT FISCAL YEAR (APR 1984)

Funds are not presently available for performance under this contract beyond 30 Sep 2004/ 2005/ 2006/ 2007/ 2008/2009/2010/2011 as applicable to option periods. The Government’s obligation for performance of this contract beyond that date is contingent upon the availability of appropriated funds from which payment for contract purposes can be made. No legal liability on the part of the Government for any payment may arise for performance under this contract beyond 30 Sep 2004/ 2005/ 2006/ 2007/ 2008/2009/2010/2011 as applicable to option periods until funds are made available to the Contracting Officer for performance and until the Contractor receives notice of availability, to be confirmed in writing by the Contracting Officer.

(End of clause)

I. 113. 252.232-7010 LEVIES ON CONTRACT PAYMENTS (SEP 2005)

(a) 26 U.S.C. 6331(h) authorizes the Internal Revenue Service (IRS) to continuously levy up to 100 percent of contract payments, up to the amount of tax debt.

(b) When a levy is imposed on a payment under this contract and the levy will jeopardize contract performance, the Contractor shall promptly notify the Procuring Contracting Officer and provide— (1) The total dollar amount of the levy; (2) A statement that the levy will jeopardize contract performance, including rationale and adequate supporting documentation; and (3) Advice as to whether the inability to perform may adversely affect national security, including rationale and adequate supporting documentation.

(c) DoD shall promptly review the Contractor’s assessment and provide a notification to the Contractor including– (1) A statement as to whether DoD agrees that the levy jeopardizes contract performance; and (2) If the levy jeopardizes contract performance and the lack of performance will adversely affect national security, the total amount of the monies collected that

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should be returned to the Contractor; or (3) If the levy jeopardizes contract performance but will not impact national security, a recommendation that the Contractor promptly notify the IRS to attempt to resolve the tax situation.

(d) Any DoD determination under this clause is not subject to appeal under the Contract Disputes Act.

(End of clause)

I.114. 52.243-7 NOTIFICATION OF CHANGES (APR 1984)

(a) Definitions. “Contracting Officer,” as used in this clause, does not include any representative of the Contracting Officer. “Specifically Authorized Representative (SAR)”, as used in this clause, means any person the Contracting Officer has so designated by written notice (a copy of which shall be provided to the Contractor) which shall refer to this subparagraph and shall be issued to the designated representative before the SAR exercises such authority.

(b) Notice. The primary purpose of this clause is to obtain prompt reporting of Government conduct that the Contractor considers to constitute a change to this contract. Except for changes identified as such in writing and signed by the Contracting Officer, the Contractor shall notify the Contracting Officer in writing promptly, withing 30 calendar days from the date that the Contractor identifies any Government conduct (including actions, inactions, and written or oral communications) that the Contractor regards as a change to the contract terms and conditions. On the basis of the most accurate information available to the Contractor, the notice shall state— (1) The date, nature, and circumstances of the conduct regarded as a change; (2) The name, function, and activity of each Government individual and Contractor official or employee involved in or knowledgeable about such conduct; (3) The identification of any documents and the substance of any oral communication involved in such conduct; (4) In the instance of alleged acceleration of scheduled performance or delivery, the basis upon which it arose; (5) The particular elements of contract performance for which the Contractor may seek an equitable adjustment under this clause, including – (i) What contract line items have been or may be affected by the alleged change; (ii) What labor or materials or both have been or may be added, deleted, or wasted by the alleged change; (iii) To the extent practicable, what delay and disruption in the manner and sequence of performance and effect on continued performance have been or may be caused by the alleged change; (iv) What adjustments to contract price, delivery schedule, and other provisions affected by the alleged change are estimated; and (6) The Contractor’s estimate of the time by which the Government must respond to the Contractor’s notice to minimize cost, delay or disruption of performance.

(c) Continued performance. Following submission of the notice required by paragraph (b) of this clause, the Contractor shall diligently continue performance of this contract to the maximum extent possible in accordance with its terms and conditions as construed by the Contractor, unless the notice reports a direction of the Contracting Officer or a communication from a SAR of the Contracting Officer, in either of which events the Contractor shall continue performance; provided, however, that if the Contractor regards the direction or communication as a change as described in paragraph (b) of this clause, notice shall be given in the manner provided. All directions, communications, interpretations, orders and similar actions of the SAR shall be reduced to writing promptly and copies furnished to the Contractor and to the Contracting Officer. The Contracting Officer shall promptly countermand any action which exceeds the authority of the SAR.

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(d) Government response. The Contracting Officer shall promptly, within 30 calendar days after receipt of notice, respond to the notice in writing. In responding, the Contracting Officer shall either – (1) Confirm that the conduct of which the Contractor gave notice constitutes a change and when necessary direct the mode of further performance; (2) Countermand any communication regarded as a change; (3) Deny that the conduct of which the Contractor gave notice constitutes a change and when necessary direct the mode of further performance; or (4) In the event the Contractor’s notice information is inadequate to made a decision under paragraphs (d)(1), (2), or (3) of this clause, advise the Contractor what additional information is required, and establish the date by which it should be furnished and the date thereafter by which the Government will respond.

(e) Equitable adjustments. (1) If the Contracting Officer confirms that Government conduct effected a change as alleged by the Contractor, and the conduct causes an increase or decrease in the Contractor’s cost of, or the time required for, performance of any part of the work under this contract, whether changed or not changed by such conduct, an equitable adjustment shall be made— (i) In the contract price or delivery schedule or both; and (ii) In such other provisions of the contract as may be affected. (2) The contract shall be modified in writing accordingly. In the cased of drawings, designs or specifications which are defective and for which the Government is responsible, the equitable adjustment shall include the cost and time extension for delay reasonable incurred by the Contractor in attempting to comply with the defective drawings, designs or specifications before the Contractor identified, or reasonably should have identified, such defect. When the cost of property made obsolete or excess as a result of a change confirmed by the Contracting Officer under this clause is included in the equitable adjustment, the Contracting Officer shall have the right to prescribe the manner of disposition of the property. The equitable adjustment shall not include increased costs or time extensions for delay resulting from the Contractor’s failure to provide notice or to continue performance as provdied, respectively, in paragraphs (b) and (c) above.

NOTE: The phrases “contract price” and “cost” wherever they appear in the clause, may be appropriately modified to apply to cost-reimbursement or incentive contracts, or to combinations thereof.

(End of clause)

I.115. 52.244-6 SUBCONTRACTS FOR COMMERCIAL ITEMS (APR 2003)

(a) Definitions. As used in this clause–

“Commercial item” has the meaning contained in the clause at 52.202-1, Definitions.

“Subcontract” includes a transfer of commercial items between divisions, subsidiaries, or affiliates of the Contractor or subcontractor at any tier.

(b) To the maximum extent practicable, the Contractor shall incorporate, and require its subcontractors at all tiers to incorporate, commercial items or nondevelopmental items as components of items to be supplied under this contract.

(c)(1) The Contractor shall insert the following clauses in subcontracts for commercial items:

(i) 52.219-8, Utilization of Small Business Concerns (OCT 2000) (15 U.S.C. 637(d)(2) and (3)), in all subcontracts that offer further subcontracting opportunities. If the subcontract (except subcontracts to small business concerns) exceeds $500,000 ($1,000,000 for construction of any public facility), the subcontractor must include 52.219-8 in lower tier subcontracts that offer

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subcontracting opportunities. (ii) 52.222-26, Equal Opportunity (Apr 2002) (E.O. 11246). (iii) 52.222-35, Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (Dec 2001) (38 U.S.C. 4212(a)); (iv) 52.222-36, Affirmative Action for Workers with Disabilities (JUN 1998) (29 U.S.C. 793). (v) 52.247-64, Preference for Privately Owned U.S.-Flag Commercial Vessels (APR 2003) (46 U.S.C. Appx 1241 and U.S.C. 2631) (flow down required in accordance with paragraph (d) of FAR clause 52.247-64).

(2) While not required, the Contractor may flow down to subcontracts for commercial items a minimal number of additional clauses necessary to satisfy its contractual obligations.

(d) The Contractor shall include the terms of this clause, including this paragraph (d), in subcontracts awarded under this contract.

(End of clause)

I.116. 52.252-6 AUTHORIZED DEVIATIONS IN CLAUSES (APR 1984)

(a) The use in this solicitation or contract of any Federal Acquisition Regulation (48 CFR Chapter 1) clause with an authorized deviation is indicated by the addition of “(DEVIATION)” after the date of the clause.

(b) The use in this solicitation or contract of any Defense Federal Acquisition Regulation Supplement (48 CFR Chapter 2) clause with an authorized deviation is indicated by the addition of “(DEVIATION)” after the name of the regulation.

(End of clause)

I.117. 52.203-13 CONTRACTOR CODE OF BUSINESS ETHICS AND CONDUCT (DEC 2008)

I.118. 252.222-7006 RESTRICTIONS ON THE USE OF MANDATORY ARBRITRATION AGREEMENTS

(May 2010)

I.119. 252.203-7003 AGENCY OFFICE OF THE INSPECTOR GENERAL (SEP 2010)

MDA90603COO10

P00814

****	Includes Confidential Information omitted and filed separately with the Commission.